     As filed with the Securities and Exchange Commission on March 29, 2004
                                                     1940 Act File No. 811-3090
                                                      1933 Act File No. 2-68918

===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -------------------


                                   FORM N-1A
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                        POST-EFFECTIVE AMENDMENT NO. 35

                                      AND


                             REGISTRATION STATEMENT
                                     UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 36


                            MFS(R) SERIES TRUST VII
               (Exact Name of Registrant as Specified in Charter)

                500 Boylston Street, Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)


        Registrant's Telephone Number, including Area Code: 617-954-5000
       James R. Bordewick, Jr., Massachusetts Financial Services Company,
                500 Boylston Street, Boston, Massachusetts 02116
                    (Name and Address of Agent for Service)


                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 It is proposed that this filing will become effective (check appropriate box)


|X| immediately upon filing pursuant to paragraph (b)
|_| on [date] pursuant to paragraph (b)
|_| 60 days after filing pursuant to paragraph (a)(i)
|_| on [date] pursuant to paragraph (a)(i)
|_| 75 days after filing pursuant to paragraph (a)(ii)
|_| on [date] pursuant to paragraph (a)(ii) of rule 485.


If appropriate, check the following box:
|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment

===============================================================================

                       MFS(R) CAPITAL OPPORTUNITIES FUND


            SUPPLEMENT DATED APRIL 1, 2004 TO THE CURRENT PROSPECTUS

This Supplement describes the fund's class I shares, and it supplements certain information in the fund's Prospectus dated April 1, 2004. The caption headings used in this Supplement correspond with the caption headings used in the Prospectus.


You may purchase class I shares only if you are an eligible investor, as described under the caption "Description of Share Classes" below.

1. RISK RETURN SUMMARY

   PERFORMANCE TABLE. The "Performance Table" is intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. PLEASE NOTE THAT YOU WILL FIND PERFORMANCE RETURNS, AFTER THE DEDUCTION OF CERTAIN TAXES, FOR CLASS A SHARES OF THE FUND, TOGETHER WITH RETURNS OF ONE OR MORE BROAD MEASURES OF MARKET PERFORMANCE, IN THE PERFORMANCE TABLE OF THE PROSPECTUS. The table is supplemented as follows:


     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2003):

         Returns Before Taxes            1 YEAR        5 YEARS         10 YEARS
                                         ------        -------         --------
              Class I shares             27.87%          (1.17)%       9.59%


The fund commenced investment operations on June 13, 1983 with the offering of class A shares and subsequently offered class I shares on January 2, 1997. Performance for class I shares includes the performance of the fund's class A shares for periods prior to their offering. Blended class performance has been adjusted to reflect that class I shares bear no sales charges, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The use of blended performance generally results in lower performance than class I shares would have experienced had they been offered for the entire period.

2. EXPENSE SUMMARY

   EXPENSE TABLE. The "Expense Table" describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund. The table is supplemented as follows:

                                                                         CLASS I

   Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
     of offering price) ..............................................     None
   Maximum Deferred Sales Charge (Load) (as a percentage of original
     purchase price or redemption proceeds, whichever is less) .......     None
   Maximum Redemption Fee (as a percentage of amount redeemed)
     if applicable(#) ................................................     2.00%


   ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):


     Management Fee                                                    0.75%
     Distribution and Service (12b-1) Fees                             0.00%
     Other Expenses(1)                                                 0.29%
     Total Annual Fund Operating Expenses(1)                           1.04%
       Fee Reduction(2)                                               (0.09)%
       Net Expenses(1)                                                 0.95%

---------------
(#) For purchases made on or after July 1, 2004, a redemption fee of 2% may be charged on proceeds from redemptions and exchanges made within 5 business days after acquiring fund shares. See "How to Purchase, Exchange and Redeem Shares - Other Considerations - Redemption Fee" in the Prospectus.

(1) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent and the fund may enter into other agreements and directed brokerage arrangements (which would also have the effect of reducing the fund's expenses). Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Net Expenses" would be 0.94%.

(2) Represents a contractual fee reduction effective March 1, 2004 (see "Management of the Fund - Investment Adviser" in the Prospectus).


EXAMPLE OF EXPENSES.

     These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The "Example of Expenses" table is supplemented as follows:

        SHARE CLASS             YEAR 1      YEAR 3       YEAR 5       YEAR 10
        -----------             ------      ------       ------       -------


        Class I shares            $97        $303         $526         $1,226


3. DESCRIPTION OF SHARE CLASSES

The "Description of Share Classes" is supplemented as follows:

If you are an eligible investor (as described below), you may purchase class I shares at net asset value without an initial sales charge or CDSC upon redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares of the fund.

The following eligible investors may purchase class I shares:

    o certain retirement plans established for the benefit of employees of MFS and employees of MFS' affiliates;

    o any fund distributed by MFD, if the fund seeks to achieve its investment objective by investing primarily in shares of the fund and other MFS funds;

    o any retirement plan, endowment or foundation which:

        > has, at the time of purchase of class I shares, aggregate assets of at least $100 million; and

        > invests at least $10 million in class I shares of the fund either alone or in combination with investments in class I shares of other MFS Funds (additional investments may be made in any amount).

          MFD may accept purchases from smaller plans, endowments or foundations or in smaller amounts if it believes, in its sole discretion, that such entity's aggregate assets will equal or exceed $100 million, or that such entity will make additional investments which will cause its total investment to equal or exceed $10 million, within a reasonable period of time, and may make other exceptions in its sole discretion from time to time;

    o bank trust departments or law firms acting as trustee or manager for trust accounts which, on behalf of their clients (i) initially invest at least $100,000 in class I shares of the fund or (ii) have, at the time of purchase of class I shares, aggregate assets of at least $10 million invested in class I shares of the fund either alone or in combination with investments in class I shares of other MFS Funds. MFD may accept purchases that do not meet these dollar qualification requirements if it believes, in its sole discretion, that these requirements will be met within a reasonable period of time. Additional investments may be made in any amount; and

    o certain retirement plans offered, administered or sponsored by insurance companies, provided that these plans and insurance companies meet certain criteria established by MFD from time to time.

In addition, MFD, at its sole discretion, may accept investments from other purchasers not listed above.

4. HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

The discussion of "How to Purchase, Exchange and Redeem Shares" is supplemented as follows:


You may purchase, redeem and exchange class I shares only through your MFD representative or by contacting MFSC (see the back cover of the Prospectus for address and phone number). Subject to the fund's Exchange Limitation Policies as described in the prospectus, you may exchange your class I shares for class I shares of another MFS Fund (if you are eligible to purchase them) and for shares of the MFS Money Market Fund at net asset value.


5.   FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

The "Financial Highlights" table is intended to help you understand the fund's financial performance. It is supplemented as follows:


FOR YEARS ENDED NOVEMBER 30,                                2003          2002           2001            2000          1999
                                                            ----          ----           ----            ----          ----
Per share data (for a share outstanding throughout
  each year ):
Net asset value - beginning of year                        $10.14          $13.13         $18.74         $21.82        $16.63
                                                           ------          ------         ------         ------        ------
Income from investment operations# -
  Net investment income (loss)ss.                          $ 0.04          $ 0.01         $(0.01)        $(0.01)       $(0.02)
  Net realized and unrealized gain (loss) on
   investments and foreign currency                          1.28           (3.00)         (3.54)          0.29          6.14
                                                           ------          ------         ------         ------        ------
       Total from investment operations                    $ 1.32          $(2.99)        $(3.55)        $ 0.28        $ 6.12
                                                           ------          ------         ------         ------        ------
Less distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions                                   $ --           $--            $(1.98)        $(3.36)       $(0.93)
  In excess of net realized gain on investments and
    foreign currency transactions                             --              --           (0.08)           --            --
                                                           ------          ------         ------         ------        ------
      Total distributions declared to shareholders          $--            $  --          $(2.06)        $(3.36)       $(0.93)
                                                           ------          ------         ------         ------        ------
Net asset value - end of year                              $11.46          $10.14         $13.13         $18.74        $21.82
                                                           ------          ------         ------         ------        ------
Total return                                                13.02%         (22.77)%       (21.88)%         0.83%        38.93%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                 1.00%           0.98%          0.93%          0.86%         0.92%
  Net investment income (loss)                               0.37%           0.07%         (0.10)%        (0.06)%       (0.09)%
Portfolio turnover                                            63%             95%            111%           117%          155%
Net assets at end of year (000 Omitted)                     $80,341        $77,534        $118,595       $138,248       $71,099

(S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. Certain prior year amounts have been reclassified to conform to the current year's presentation. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:

Net investment income (loss)                               $ 0.03          $ --+++        $(0.03)        $(0.03)        $(0.03)
Ratios (to average net assets):
   Expenses##                                                 1.04%           1.05%         1.02%          0.95%          0.96%
   Net investment income (loss)                               0.33%           0.00%        (0.19)%        (0.15)%        (0.13)%

+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

                 THE DATE OF THIS SUPPLEMENT IS APRIL 1, 2004.

Class A Shares             Class 529A Shares
Class B Shares             Class 529B Shares
Class C Shares             Class 529C Shares
Class R1 Shares
Class R2 Shares


-------------------------------------------------------------------------------

MFS(R) CAPITAL OPPORTUNITIES FUND                             PROSPECTUS 4/1/04

This Prospectus describes the MFS Capital Opportunities Fund. The investment objective of the fund is capital appreciation.

TABLE OF CONTENTS
--------------------------------------------------


RISK RETURN SUMMARY                              1
--------------------------------------------------
EXPENSE SUMMARY                                  7
--------------------------------------------------
CERTAIN INVESTMENT STRATEGIES AND RISKS         10
--------------------------------------------------
MANAGEMENT OF THE FUND                          11
--------------------------------------------------
DESCRIPTION OF SHARE CLASSES                    13
--------------------------------------------------
HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES     18
--------------------------------------------------
INVESTOR SERVICES AND PROGRAMS                  27
--------------------------------------------------
OTHER INFORMATION                               29
--------------------------------------------------
FINANCIAL HIGHLIGHTS                            33
--------------------------------------------------
APPENDIX A-INVESTMENT TECHNIQUES AND PRACTICES  A1

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

---------------------
I RISK RETURN SUMMARY
---------------------

o   INVESTMENT OBJECTIVE

    The fund's investment objective is capital appreciation. The fund's objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT STRATEGIES

    The fund invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. The fund focuses on companies which its investment adviser, Massachusetts Financial Services Company (referred to as MFS or the adviser), believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The fund's investments may include securities traded in the over-the-counter markets.

      MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the fund) it advises. This means that securities are selected based upon fundamental analysis performed by the fund's portfolio manager and MFS' large group of equity research analysts.

      The fund may invest in foreign securities (including emerging market securities), and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

      The fund has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the fund and the circumstances reasonably likely to cause the value of your investment in the fund to decline are described below. The share price of the fund generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the fund to decline, and which could prevent the fund from achieving its objective, that are not described here.

      The principal risks of investing in the fund are:

    o Market Risk: This is the risk that the price of a security held by the fund will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The fund's investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    o Over-the-Counter Risk: Over-the-Counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the fund may experience difficulty in buying and selling these stocks at prevailing market prices.

    o Foreign Markets Risk: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        > Foreign markets may be less liquid and more volatile than U.S.
          markets.

        > Foreign securities often trade in currencies other than the U.S.
          dollar, and the fund may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the fund's foreign currency holdings. By entering into forward foreign currency exchange contracts, the fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the fund may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the fund enters the contract may fail to perform its obligations to the fund.

    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

    o Active or Frequent Trading Risk: The fund has engaged and may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains, as compared to a fund with less active trading policies, which would increase your tax liability unless you hold your shares through a tax-deferred vehicle (such as an IRA account). Frequent trading also increases transaction costs, which could detract from the fund's performance.

    o As with any mutual fund, you could lose money on your investment in the fund.

      An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows:

    o how the fund's performance over time compares with that of one or more broad measures of market performance, and

    o for class A shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

      The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares for the past ten calendar years. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.


              1994                          (2.48)%
              1995                          44.23%
              1996                          16.67%
              1997                          26.49%
              1998                          27.11%
              1999                          47.72%
              2000                          (5.30)%
              2001                         (24.93)%
              2002                         (30.45)%
              2003^                         27.41%


      During the period shown in the bar chart, the highest quarterly return was 28.67% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (27.82)% (for the calendar quarter ended September 30, 2001).

    PERFORMANCE TABLE


    This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and one or more other market indicators and assumes the deduction of the maximum applicable sales loads and the reinvestment of distributions. In addition, for class A shares, this table shows class A average annual total returns:


    o after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares" Return After Taxes on Distributions"); and

    o after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares" Return After Taxes on Distributions and Sale of Class A Shares").


    AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2003)
    ............................................................................

    RETURNS BEFORE TAXES                             1 Year   5 Years   10 Years

    Class B shares, with CDSC (Declining Over Six
      Years From the End of the Calendar Month of
      Purchase From 4% to 0%)                         22.61%   (2.46)%     8.57%

    Class C shares, with CDSC (1% for First Year
      From the End of the Calendar Month of
      Purchase)                                       25.50%   (2.16)%     8.77%

    Class R1 shares, at Net Asset Value               27.19%   (1.46)%     9.38%

    Class R2(1) shares, at Net Asset Value            27.42%   (1.43)%     9.40%

    Class 529A shares, with Initial Sales Charge
      (5.75%)                                         19.71%   (2.67)%     8.71%

    Class 529B shares, with CDSC (Declining Over
      Six Years From the End of the Calendar
      Month of Purchase From 4% to 0%)                22.26%   (1.96)%     9.26%

    Class 529C shares, with CDSC (1% for First
      Year From the End of the Calendar Month of
      Purchase)                                       25.18%   (1.70)%     9.25%

    Class A shares, with Initial Sales Charge
      (5.75%)                                         20.08%   (2.59)%     8.75%

    RETURNS AFTER TAXES (CLASS A SHARES ONLY)

    Class A Shares' Return After Taxes on
      Distributions, with Initial Sales Charge
      (5.75%)                                         20.08%   (4.10)%     6.42%

    Class A Shares' Return After Taxes on
      Distributions and Sale of Class A Shares,
      with Initial Sales Charge (5.75%)               13.05%   (2.70)%     6.46%

    INDEX COMPARISONS (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)

    Standard & Poor's 500 Stock Index+*               28.67%   (0.57)%    11.06%

    Lipper Multicap Core Fund Average**               29.94%     2.76%     9.92%

    ------
    (1) Class R2 shares were offered for sale October 31, 2003.
      + Source: Standard & Poor's Micropal, Inc.
      * The Standard and Poor's 500 Stock Index is a commonly used measure of the broad U.S. stock market.
     ** The Lipper Mutual Fund Indices measure the performance of funds within their respective classification.

      After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, Section 529 qualified tuition programs or individual retirement accounts. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.


    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


    The fund commenced investment operations on June 13, 1983 with the offering of class A shares and subsequently offered class B shares on September 7, 1993, class C shares on April 1, 1996, class 529A, 529B and 529C shares on July 31, 2002, class R1 shares on December 31, 2002 and class R2 shares on October 31, 2003. Performance for share classes offered after class A shares ("Newer Classes") includes the performance of the fund's class A shares (the "Initial Class") for periods prior to their offering. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to the Newer Classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance the Newer Classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for Newer Classes with higher operating expenses than the Initial Class, and lower performance for Newer Classes with lower operating expenses than the Initial Class.

    The fund now has more than one class of shares with at least a 10 year performance history -- the longest period shown in the fund's prospectus, shareholder reports and sales and marketing literature. Accordingly, for periods ending on and after March 31, 2004, blended performance presentations for the fund's Newer Classes will reflect the prior performance of the class with at least a 10 year performance history that has the most similar level of operating expenses as the Newer Class (not necessarily the Initial Class). The new blending methodology will result in the same or lower total rates of return than were previously shown.

    Because this change will apply to performance periods ending on or after March 31, 2004, the fund will continue to use the prior methodology in future documents that show blended performance through periods ended prior to that date. For example, because this prospectus shows calendar year performance, the new methodology will not be reflected in the fund's prospectus until it is next annually updated on April 1, 2005.

------------------
II EXPENSE SUMMARY
------------------

o   EXPENSE TABLE

    This table describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund.

    SHAREHOLDER FEES (fees paid directly from your investment):
    ..........................................................................


                                    CLASS A    CLASS B  CLASS C
                                      AND        AND      AND    CLASS    CLASS
                                     529A       529B     529C      R1       R2
                                     ----       ----     ----     ----     ----
    Maximum Sales Charge (Load)
    Imposed on Purchases (as a
    percentage of offering price)    5.75%      0.00%    0.00%    0.00%    0.00%

    Maximum Deferred Sales Charge
    (Load) (as a percentage of
    original purchase price or
    redemption proceeds,
    whichever is less) ..........See Below(#)   4.00%    1.00%    0.00%    0.00%
    Maximum Redemption Fee (as a
    percentage of amount
    redeemed) if applicable(##)      2.00%      2.00%    2.00%    2.00%    2.00%

    ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets):
    ..........................................................................

                                 CLASS A   CLASS B  CLASS C  CLASS R1  CLASS R2
                                 -------   -------  -------  --------  --------

    Management Fees ...........   0.75%     0.75%    0.75%    0.75%     0.75%
    Distribution and Service
      (12b-1) Fees(1) .........   0.25%     1.00%    1.00%    0.50%     0.50%
    Other Expenses(2) .........   0.29%     0.29%    0.29%    0.29%     0.54%(3)
                                 ------    ------   ------   ------    ------
    Total Annual Fund Operating
      Expenses(2) .............   1.29%     2.04%    2.04%    1.54%     1.79%
        Fee Reduction(5) ......  (0.09)%   (0.09)%  (0.09)%  (0.09)%   (0.09)%
        Net Expenses(2) .......   1.20%     1.95%    1.95%    1.45%     1.70%

                                  CLASS     CLASS     CLASS
                                   529A      529B      529C
                                  -----     -----     -----
    Management Fees ...........   0.75%     0.75%    0.75%
    Distribution and Service
      (12b-1) Fees(1) .........   0.35%     1.00%    1.00%
    Other Expenses(2)(4) ......   0.54%     0.54%    0.54%
                                 ------    ------   ------
    Total Annual Fund Operating
      Expenses(2) .............   1.64%     2.29%    2.29%
        Fee Reduction(5) ...... (0.09)%   (0.09)%  (0.09)%
        Net Expenses(2) .......   1.55%     2.20%    2.20%

    --------
    (#) For class A shares only, an initial sales charge will not be deducted from your purchase if you buy $1 million or more of class A shares, or if you are investing through a retirement plan and your class A purchase meets certain requirements. However, in either case, a contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months (CDSC will age one month on the last day of the month of purchase, and each subsequent month). Class 529A shares are not subject to any CDSC.
    (##) For purchases made on or after July 1, 2004, a redemption fee of 2% may be charged on proceeds from redemptions and exchanges made within 5 business days after acquiring fund shares. The redemption fee will not apply to class 529 shares. See "How to Purchase, Exchange and Redeem Shares - Other Considerations - Redemption Fee" below.
    (1) The fund adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of each class of shares and the services provided to you by your financial adviser (referred to as distribution and service fees). The maximum distribution and service fees under the plan are: 0.35% annually for class A shares; 0.50% annually for each of class R1, class R2 and class 529A shares; and 1.00% annually for each of class B, C, 529B and 529C shares. The class A distribution fee is currently not being imposed, but may equal up to 0.10% annually and may be imposed upon approval by the board of trustees which oversees the fund. Assets attributable to class A shares sold prior to October 1, 1989 are subject to a service fee of 0.15% per annum attributable to class A shares. A portion of the class 529A distribution fee equal to 0.15% currently is not being imposed and may be imposed only with the approval of the Board of Trustees which oversees the fund.
    (2) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The fund may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Net Expenses" would be: class A 1.19%; class B 1.94%; class C 1.94%; class R1 1.44%; class R2 1.69%;
         class 529A 1.54%; class 529B 2.19% and class 529C 2.19%.
    (3) "Other Expenses" are estimated for class R2 shares for the fund's current fiscal year. "Other Expenses" for class R2 shares include an annual 0.25% administrative service fee paid by the fund from assets attributable to class R2 shares to MFS for the provision by MFS, or a third party, of various administrative, recordkeeping and communication/educational services.
    (4) "Other Expenses" for the 529 share classes includes the program management fee described below under "Management of the Fund." The only fees and charges a 529 participant will incur are the fund's sales charges and expenses described in the table above and an annual account maintenance fee and miscellaneous other account fees which may be charged in connection with the administration of the participant's account. See the program description and materials available from your financial representative for details about other account fees.
    (5) Represents a contractual management fee reduction effective March 1, 2004 (see "Management of the Fund -- Investment Adviser" below).

o   EXAMPLE OF EXPENSES


    These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

    The examples assume that:

    o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated);

    o Your investment has a 5% return each year and dividends and other distributions are reinvested; and


    o The fund's operating expenses remain the same except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the period during which any contractual fee reductions are in effect (see "Expense Summary -- Expense Table" above).

    Although your actual costs may be higher or lower, under these assumptions your costs would be:

    SHARE CLASS                            YEAR 1     YEAR 3    YEAR 5   YEAR 10
    ----------------------------------------------------------------------------


    Class A shares                          $690      $  934    $1,198    $2,001

    Class B shares(1)
      Assuming redemption at end of
        period                              $598      $  912    $1,253    $2,136
      Assuming no redemption                $198      $  612    $1,053    $2,136

    Class C shares
      Assuming redemption at end of
        period                              $298      $  612    $1,053    $2,329
      Assuming no redemption                $198      $  612    $1,053    $2,329

    Class R1 shares                         $148      $  459    $  793    $1,792

    Class R2 shares                         $173      $  536    $  924    $2,064

    Class 529A shares                       $724      $1,036    $1,372    $2,368

    Class 529B shares(1)
      Assuming redemption at end of
        period                              $623      $  988    $1,380    $2,423
      Assuming no redemption                $223      $  688    $1,180    $2,423

    Class 529C shares
      Assuming redemption at end of
        period                              $323      $  688    $1,180    $2,587
      Assuming no redemption                $223      $  688    $1,180    $2,587


    ------
    (1) Class B shares convert to Class A shares and Class 529B shares convert to Class 529A shares approximately eight years after purchase. Therefore, years nine and ten reflect Class A and Class 529A expenses, respectively.

-------------------------------------------
III CERTAIN INVESTMENT STRATEGIES AND RISKS
-------------------------------------------

o   FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS

    The fund may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the fund and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which the fund may engage, including the principal investment techniques and practices described above, are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the Fund's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting MFS Service Center, Inc. (see back cover for address and phone number).

o   TEMPORARY DEFENSIVE POLICIES

    In addition, the fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While the fund invests defensively, it may not be able to pursue its investment objective. The fund's defensive investment position may not be effective in protecting its value.


o   ACTIVE OR FREQUENT TRADING

    The fund may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies, which would increase your tax liability unless you hold your shares through a tax-deferred or exempt vehicle (such as an IRA account). Frequent trading also increases transaction costs, which could detract from the fund's performance.

-------------------------
IV MANAGEMENT OF THE FUND
-------------------------

o   INVESTMENT ADVISER


    Massachusetts Financial Services Company (referred to as MFS or the adviser) is the fund's investment adviser. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $140.3 billion as of December 31, 2003. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

      MFS provides investment management and related administrative services and facilities to the fund, including portfolio management and trade execution.

      For the fiscal year ended November 30, 2003, the fund paid MFS an effective management fee rate equal to 0.71% of the average daily net assets of the fund.

      The management fee set forth in the Investment Advisory Agreement is 0.75% annually of the fund's average daily net assets. Before March 1, 2004, MFS contractually agreed to reduce its fee after the first $1.5 billion of net assets to: 0.65% of next $1.5 billion, 0.625% of next $2.0 billion, 0.60% of next $5.0 billion, and 0.575% in excess of $10.0 billion. Effective March 1, 2004, MFS has agreed to a contractual management fee reduction to the following annual rates (based on average daily net assets): 0.66% of the first $3.0 billion, 0.625% on the next $2.0 billion, 0.60% on the next $5.0 billion, and 0.575% in excess of $10 billion. MFS has agreed to maintain these management fee reductions until February 28, 2009 as part of its settlement with the New York Attorney General concerning market timing and related matters.

o   PORTFOLIO MANAGERS


    The fund is managed by a team of portfolio managers comprised of S. Irfan Ali and Kenneth J. Enright, each an MFS Senior Vice President. These individuals have been the fund's portfolio managers since October 7, 2002, and they have been employed in the MFS investment management area since:
    Mr. Ali - 1993 and Mr. Enright - 1986.

      Members of the team may change from time to time, and a current list of team members is available on the MFS Web site at www.mfs.com.

o   ADMINISTRATOR

    MFS provides the fund with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by the fund for a portion of the costs it incurs in providing these services.


      In addition, MFS is responsible for providing certain administrative services with respect to class R2 shares. These services include various administrative, recordkeeping and communication/educational services with respect to the retirement plans which invest in class R2 shares, and may be provided directly by MFS or by a third party. The fund pays an annual 0.25% administrative service fee solely from the assets of class R2 shares to MFS for the provision of these services.


o   DISTRIBUTOR

    MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the fund.


o   SHAREHOLDER SERVICING AGENT


    MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for the fund, for which it receives compensation from the fund.


o   PROGRAM MANAGER(s)


    The fund has and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund's 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.35% from the fund based solely upon the value of the fund's 529 share classes attributable to tuition programs to which MFD (or another party contracting with MFD) provides administrative services. The current fee has been established at 0.25% annually of the average net assets of the fund's 529 share classes. The fee may only be increased with the approval of the board of trustees that oversees the fund. The services provided by (or through) MFD include recordkeeping and tax reporting and account services, as well as services designed to maintain the programs' compliance with the Internal Revenue Code and other regulatory requirements.

------------------------------
V DESCRIPTION OF SHARE CLASSES
------------------------------


    The fund offers class A, B, C, R1, R2, 529A, 529B and 529C shares through this prospectus. The fund also offers an additional class of shares, class I shares, exclusively to certain investors through a separate prospectus supplement provided to the investors eligible to purchase them.

    Class R1 and class R2 shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans (eligible retirement plans). Where MFS (or one of its affiliates) is responsible for providing participant recordkeeping services for the eligible retirement plan, the plan will be eligible to purchase class R1 and class R2 shares if it meets certain asset thresholds established and disclosed to the plan sponsor by MFS. Class R1 and class R2 shares are not generally available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and 529 tuition plans. Class R2 shares are available to retirement plans only if either MFS (or one of its affiliates) is responsible for providing participant recordkeeping services or MFS (or one of its affiliates) has entered into an administrative arrangement with a third party to provide certain recordkeeping and/or administrative services.


    Class 529A, 529B and 529C shares are only offered in conjunction with qualified tuition programs (tuition programs) established in accordance with Section 529 of the Internal Revenue Code (Code). Contributions to these tuition programs may be invested in the fund's class 529A, 529B or 529C shares and certain other MFS funds offering these share classes. Earnings on investments in the fund made through such tuition programs may receive favorable tax treatment under the Code, as described further under the caption "Tax Considerations" below. For information on policies, services and restrictions which apply to your account with the tuition program through which your investment in the fund is made, please refer to the description of the tuition program available from your financial representative (the program description).

o   SALES CHARGES


    You may be subject to an initial sales charge when you purchase, or a CDSC when you redeem, class A, B, C, 529A, 529B and 529C shares. These sales charges are described below. In certain circumstances, these sales charges are reduced or waived. These circumstances are described in the SAI. Special considerations concerning the calculation of the CDSC that apply to each of these classes of shares are described below under the heading "Calculation of CDSC."

      If you purchase your fund shares through a financial adviser (the term "financial adviser" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institutions having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates), the financial adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and Rule 12b-1 distribution and service fees, or otherwise from MFS or MFD. See the SAI for details.

o   CLASS A AND 529A SHARES

    You may purchase class A and 529A shares at net asset value plus an initial sales charge (referred to as the offering price), but in some cases you may purchase class A shares without an initial sales charge but subject to a 1% CDSC upon redemption within 12 months (CDSC will age one month on the last day of the month of purchase, and each subsequent month). Class A and 529A shares have annual distribution and service fees up to a maximum of 0.35% and 0.50% of net assets annually, respectively.


o   PURCHASES SUBJECT TO AN INITIAL SALES CHARGE.

    The amount of the initial sales charge you pay when you buy class A or 529A shares differs depending upon the amount you invest, as follows:

                                                SALES CHARGE* AS PERCENTAGE OF:
                                                ------------------------------
                                                 Offering        Net Amount
    Amount of Purchase                             Price          Invested

    Less than $50,000                               5.75%           6.10%
    $50,000 but less than $100,000                  4.75            4.99

    $100,000 but less than $250,000                 4.00            4.17
    $250,000 but less than $500,000                 2.95            3.04

    $500,000 but less than $1,000,000               2.20            2.25
    $1,000,000 or more                            None**          None**

    ------
    * Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.
    ** For class A shares only, a 1% CDSC will apply to such purchases, as discussed below.


    PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE). You pay no initial sales charge when you invest $1 million or more in class A shares (or, with respect to certain retirement plans, if MFD determines in its sole discretion that the total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) will equal or exceed $1 million within a reasonable period of time). However, a CDSC of 1% will be deducted from your redemption proceeds if you redeem within 12 months of your purchase (CDSC will age one month on the last day of the month of purchase, and each subsequent month).


o   CLASS B AND 529B SHARES


    You may purchase class B and 529B shares at net asset value without an initial sales charge, but if you redeem your shares within the first six years from the end of the calendar month of purchase, you may be subject to a CDSC (declining from 4.00% during the first year to 0% after six years). Class B and 529B shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually.


    The CDSC is imposed according to the following schedule:

                                                          CONTINGENT DEFERRED
    YEAR OF REDEMPTION AFTER PURCHASE                        SALES CHARGE
    -------------------------------------------------------------------------
    First                                                         4%
    Second                                                        4%
    Third                                                         3%
    Fourth                                                        3%
    Fifth                                                         2%
    Sixth                                                         1%
    Seventh and following                                         0%

    If you hold class B or 529B shares for approximately eight years, they will convert to class A and 529A shares of the fund, respectively. All class B or 529B shares you purchased through the reinvestment of dividends and distributions will be held in a separate sub-account. Each time any class B or 529B shares in your account convert to class A or 529A shares, a proportionate number of the class B or 529B shares in the sub-account will also convert to class A or 529A shares.

o   CLASS C AND 529C SHARES


    You may purchase class C and 529C shares at net asset value without an initial sales charge, but if you redeem your shares within the first year from the end of the calendar month of purchase, you may be subject to a CDSC of 1.00%. Class C and 529C shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually. Class C and 529C shares do not convert to any other class of shares of the fund.

o   CLASS R1 AND CLASS R2 SHARES

    Eligible retirement plans may purchase class R1 and class R2 shares at net asset value without an initial sales charge. Class R1 and class R2 shares are not subject to a CDSC, and have annual distribution and service fees up to a maximum of 0.50% of net assets annually.


o   CALCULATION OF CDSC

    As discussed above, certain investments in class A, B, C, 529B and 529C shares will be subject to a CDSC. Two different aging schedules apply to the calculation of the CDSC:

    o Purchases of class A shares made on any day during a calendar month will age one month on the last day of the month, and each subsequent month.

    o Purchases of class B, C, 529B and 529C shares, made on any day during a calendar month will age one year at the close of business on the last day of that month in the following calendar year, and each subsequent year.

    No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.

      The CDSC will be applied in a manner that results in the CDSC being imposed at the lowest possible rate, which means that the CDSC will be applied against the lesser of your direct investment or the total cost of your shares. The applicability of a CDSC will not be affected by exchanges or transfers of registration, except as described in the SAI.

o   DISTRIBUTION AND SERVICE FEES


    The fund has adopted a plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of each class of shares, and the services provided to you by your financial adviser. The maximum distribution and service fees under the plan may equal up to: 0.35% for class A shares (a 0.10% distribution fee and 0.25% service fee) 0.50% for each of class R1, R2 and class 529A shares (a 0.25% distribution fee and a 0.25% service fee); and 1.00% for each of class B, C, 529B and 529C shares (a 0.75% distribution fee and a 0.25% service fee), and are paid out of the assets of these classes. Over time, these fees will increase the cost of your shares and may cost you more than paying other types of sales charges. Assets attributable to Class A shares sold prior to October 1, 1989 are subject to a service fee of 0.15% per annum attributable to Class A shares. To the extent the aggregate class A service fees paid under the distribution plan do not exceed 0.25% annually, the fund may pay the remaining amount of service fees available under the plan for distribution-related services, including commissions paid by MFD to dealers upon sale of class A shares. The class A distribution fee of 0.10% per annum is currently not being imposed and will be paid by the fund when the board of trustees which oversees the fund approves imposition of the fee. A portion of the class 529A distribution fee equal to 0.15% is currently not being imposed and may be imposed only with the approval of the board of trustees which oversees the fund.

o   FINANCIAL ADVISER SUPPORT PAYMENTS

    The financial adviser through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution and service fees described above. In addition, MFD or one or more of its affiliates (for purposes of this section only, collectively, "MFD"), out of their own resources, may make additional cash payments to certain financial advisers who support the sale of fund shares in recognition of their marketing, transaction processing and/or administrative services support. This compensation is not reflected in the fees and expenses listed in the fee table section of the fund's prospectus.

      MFD may make payments to key financial advisers who provide marketing support. In the case of any one financial adviser, marketing support payments, with certain limited exceptions, will not exceed the sum of 0.10% of that financial adviser's total sales of MFS' retail mutual funds, and 0.05% of the total assets of these funds attributable to that financial adviser, on an annual basis. In addition, financial advisers may offer MFS fund shares through specialized programs such as tax deferred retirement programs or qualified tuition programs. MFD may pay a portion of the administrative and marketing costs of a financial adviser relating to these programs. Payments for these arrangements may vary but generally will not exceed 0.25% of the total assets in the program, on an annual basis. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, MFD may pay or allow other promotional incentives or payments to financial advisers.

      You can find further details in the SAI about the payments made by MFD and the services provided by your financial adviser. In addition, you can ask your financial adviser for information about any payments it receives from MFD and any services provided.

----------------------------------------------
VI HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES
----------------------------------------------


    You may purchase, exchange and redeem class A, B, C, R1, R2, 529A, 529B and 529C shares of the fund in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these classes of shares, which are described in the next section under the caption "Investor Services and Programs."


o   HOW TO PURCHASE SHARES


    INITIAL PURCHASE. You can establish an account by having your financial adviser process your purchase. The minimum initial investment is generally $1,000, except for IRAs and for 529 share classes for which the minimum initial investment is $250 per account. In the following circumstances, the minimum initial investment is only $50 per account:


    o if you establish an automatic investment plan;

    o if you establish an automatic exchange plan; or

    o if you establish an account under either:

        > tax-deferred retirement programs (other than IRAs) where investments are made by means of group remittal statements; or

        > employer sponsored investment programs.


    You may not invest $1,000,000 or more in class C shares per transaction.


    ADDING TO YOUR ACCOUNT. There are several easy ways you can make additional investments of at least $50 to your account:

    o send a check with the returnable portion of your statement;

    o ask your financial adviser to purchase shares on your behalf;

    o wire additional investments through your bank (call MFSC first for instructions); or

    o authorize transfers by phone between your bank account and your MFS account (the maximum purchase amount for this method is $100,000). You must elect this privilege on your account application if you wish to use it.

    SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES. The Code and tuition programs impose a maximum total contribution limitation for designated beneficiaries on behalf of whom assets under tuition programs are held, which may result in a limitation on your ability to purchase the fund's 529 share classes. Please see the program description for details concerning the maximum contribution limitation and its application.

    An account owner of a newly established account under a tuition program in which the designated beneficiary is age 12 or older will not be entitled to purchase class 529B shares, unless the newly established account results from a transfer of registration from another MFS fund account. Additional restrictions may apply and are described in the program description.


    VERIFICATION OF IDENTITY. The fund is required by law to obtain from you certain personal information that will be used to verify your identity. If you do not provide the information, the fund may not be able to open your account. The fund must also take certain steps to verify that the account information you provided is correct. The fund also may close your account or take other appropriate action if it is unable to verify your indentity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the net asset value next calculated after the account is closed. Any applicable CDSC and/or redemption fee will be assessed.


o   HOW TO EXCHANGE SHARES


    EXCHANGE PRIVILEGE. You can exchange your shares for shares of the same class of certain other MFS funds at net asset value by having your financial adviser process your exchange request or by contacting MFSC directly. The minimum exchange amount is generally $1,000 ($50 for exchanges made under the automatic exchange plan). Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC or redemption fee (if applicable), depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

      Sales charges may apply to exchanges made from the MFS money market funds. Certain qualified retirement plans may make exchanges between the MFS funds and the MFS Fixed Fund, a bank collective investment fund, and sales charges may also apply to these exchanges. Call MFSC for information concerning these sales charges. In addition, class A, class R1 and class R2 shares may be exchanged for shares of the MFS Money Market Fund (subject to any limitation applicable to the purchase of that fund's shares as disclosed in its prospectus).

      Exchanges may be subject to certain limitations and are subject to the MFS funds' policies concerning excessive trading practices, which are policies designed to protect the funds and their shareholders from the harmful effect of frequent exchanges. In addition, effective July 1, 2004, the fund may impose a 2.00% redemption fee on exchanges made within 5 business days after acquiring fund shares. These limitations and policies are described under the caption "How to Purchase, Exchange and Redeem Shares -- Other Considerations" below. You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in objectives, policies and rules before making any exchange.


    SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES. Your ability to exchange your class 529A, 529B or 529C shares of the fund for corresponding class 529A, 529B and 529C shares of other MFS funds may be limited under Section 529 of the Code and the tuition program through which your investment in the MFS funds is made. Please see the program description for details.

o   HOW TO REDEEM SHARES

    You may redeem your shares either by having your financial adviser process your redemption or by contacting MFSC directly. The fund sends out your redemption proceeds within seven days after your request is received in good order. "Good order" generally means that the stock power, written request for redemption, and letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered. In addition, you need to have your signature guaranteed and/or submit additional documentation to redeem your shares. See "Signature Guarantee/ Additional Documentation" below, or contact MFSC for details (see back cover page for address and phone number).


      Under unusual circumstances, such as when the New York Stock Exchange is closed, trading on the Exchange is restricted or if there is an emergency, the fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, the fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. In addition, effective July 1, 2004, the fund may impose a 2.00% redemption fee on redemptions made within 5 business days after acquiring fund shares. See "How to Purchase, Exchange and Redeem Shares - Other Considerations -- Redemption Fee" below.


    REDEEMING DIRECTLY THROUGH MFSC.


    o BY TELEPHONE. You can call MFSC to have shares redeemed from your account and the proceeds wired directly to a pre- designated bank account. MFSC will request personal or other information from you and will generally record the calls. You must elect this privilege on your account application if you wish to use telephone redemptions. If you have elected this privilege, you will be responsible for losses that result from unauthorized telephone transactions unless MFSC does not follow reasonable procedures designed to verify your identity.


    o BY MAIL. To redeem shares by mail, you can send a letter to MFSC with the name of your fund, your account number, and the number of shares or dollar amount to be sold.

    o ELECTRONICALLY. You can have shares redeemed from your account and the proceeds wired directly to a pre- designated bank account by contacting MFSC via the Internet (MFS Access). You must elect this privilege on your account application and establish a personal identification number (PIN) on MFS Access to use this service.

    REDEEMING THROUGH YOUR FINANCIAL ADVISER. You can call your financial adviser to process a redemption on your behalf. Your financial adviser will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

    SIGNATURE GUARANTEE/ADDITIONAL DOCUMENTATION. In order to protect against fraud, the fund requires that your signature be guaranteed in order to redeem your shares. Your signature may be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and transactions. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may, at its discretion, make certain exceptions to these requirements.

    SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES. If you redeem your class 529A, 529B or 529C shares and use the proceeds for non-qualified higher education expenses or other non-qualified purposes, taxes and penalties may apply. Please see the program description and the discussion below under the caption "Tax Considerations" for details.

o   OTHER CONSIDERATIONS


    RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made primarily for investment purposes. The MFS funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial adviser. In the event that the MFS funds reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The MFS funds reserve the right to delay for up to one business day the processing of exchange requests in the event that, in the funds' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' net asset value at the conclusion of the delay period.

    EXCHANGE LIMITATION POLICIES. The MFS funds, subject to the limitations described below, take steps reasonably designed to curtail excessive trading practices.

        LIMITATIONS ON EXCHANGE ACTIVITY. The MFS funds, through their agents, undertake to use their best efforts to exercise the funds' rights to restrict, reject or cancel purchase and exchange orders, as described above, once an accountholder makes

        o three exchanges (each exceeding $10,000 in value) out of an account in an MFS fund with a principal investment policy of investing in global, international, high yield bond or municipal bond securities, or

        o six exchanges (each exceeding $10,000 in value) out of any other MFS fund account,

        during a calendar year. These exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These exchange limits are subject to the MFS funds' ability to monitor exchange activity, as discussed under "Limitations on the Ability to Detect and Curtail Excessive Trading Practices" below. Depending upon the composition of a fund's shareholder accounts and in light of the limitations on the ability of the funds to detect and curtail excessive trading practices, a significant percentage of a fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the MFS funds consider the information available to them at the time and reserve the right to consider trading activity in multiple accounts under common ownership, control or influence.

        LIMITATIONS ON THE ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the MFS funds to prevent excessive trading, there is no guarantee that the MFS funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the MFS funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the MFS funds receive purchase, exchange and redemption orders through financial advisers and cannot always know or reasonably detect excessive trading which may be facilitated by these financial advisers or by the use of omnibus account arrangements offered by these financial advisers to investors. Omnibus account arrangements are common forms of holding shares of a fund, particularly among certain financial advisers such as brokers, retirement plans and variable insurance products. These arrangements often permit the financial adviser to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the particular shareholder(s) is not known to a fund.

        EXCESSIVE TRADING RISKS. To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance, and maintenance of a higher level of cash balances would likewise result in lower fund investment performance during periods of rising markets.

          In addition, to the extent that the fund significantly invests in foreign securities traded on markets which may close prior to when the fund determines its net asset value (referred to as the valuation time), excessive trading by certain shareholders may cause dilution in the value of fund shares held by other shareholders. Because events may occur after the close of these foreign markets and before the fund's valuation time that influence the value of these foreign securities, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities as of the fund's valuation time (referred to as price arbitrage). The fund has procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what it believes to be the fair value of the securities as of the fund's valuation time. To the extent that the fund does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of fund shares held by other shareholders.

          To the extent that the fund significantly invests in high yield bonds (commonly known as junk bonds) or small cap equity securities, because these securities are often infrequently traded, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds which invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

    REDEMPTION FEE. The MFS international and global funds identified below charge a 2% redemption fee (which is retained by the fund) on proceeds from shares redeemed or exchanged within 30 calendar days following their acquisition (either by purchase or exchange):

            MFS Emerging Markets Debt Fund
            MFS Emerging Markets Equity Fund
            MFS Global Equity Fund
            MFS Global Growth Fund
            MFS Global Total Return Fund
            MFS International Growth Fund
            MFS International Value Fund
            MFS International New Discovery Fund
            MFS Research International Fund

    For purchases made on or after May 3, 2004, the MFS high yield funds identified below will charge a 2% redemption fee (which will be retained by the fund) on proceeds from shares redeemed or exchanged within 30 calendar days following their acquisition (either by purchase or exchange):

            MFS High Income Fund
            MFS Municipal High Income Fund
            MFS High Yield Opportunities Fund

    For purchases made on or after July 1, 2004, the MFS small and mid-cap funds identified below will charge a 2% redemption fee (which will be retained by the fund) on proceeds from shares redeemed or exchanged within 30 calendar days following their acquisition (either by purchase or exchange):

            MFS New Discovery Fund
            MFS New Endeavor Fund
            MFS Mid Cap Growth Fund
            MFS Mid Cap Value Fund

    For purchases made on or after July 1, 2004, all remaining funds in the MFS Family of Funds, except for the MFS Cash Reserve Fund, MFS Money Market Fund and MFS Government Money Market Fund, will charge a 2% redemption fee (which will be retained by the fund) on proceeds from shares redeemed or exchanged within 5 business days following their acquisition (either by purchase or exchange).

      For purposes of applying the redemption fee, shares held the longest will be treated as being redeemed first, and shares held the shortest will be treated as being redeemed last.

      UNTIL JULY 1, 2004, THE FUNDS' REDEMPTION FEE WILL NOT BE CHARGED ON THE FOLLOWING REDEMPTION TRANSACTIONS:

    1. redemptions of shares by omnibus accounts maintained by financial advisers, unless the funds have been informed that the account has the systematic capability of assessing the redemption fee at the participant or individual account level;

    2. redemptions of shares held through retirement plans (including, without limitation, those maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the "Code") and nonqualified plans), unless the plan has the systematic capability of assessing the redemption fee at the participant or individual account level;

    3. redemptions representing shares purchased, exchanged or redeemed by means of certain automated or pre-established purchase plans (including employer or payroll deduction plans), exchange plans or withdrawal plans and shares redeemed by the MFS Asset Allocation funds as part of their allocation and rebalancing program;

    4. redemptions requested within the redemption fee period following the shareholder's death;

    5. redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions;

    6. redemptions representing shares transferred from another account or shares converted from another share class of the same fund (in which case the redemption fee period will carry over to the acquired shares);

    7. redemptions in cases where there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the funds or their agents in their sole discretion);

    8. redemptions of class B, 529 and J share classes of the fund (if offered); or

    9. redemptions initiated by a fund (e.g., for failure to meet account minimums, to pay account fees funded by share redemptions, in the event of the liquidation of a fund).

    In addition, the funds reserve the right to waive or impose the redemption fee or withdraw waivers in their discretion and without giving advance notice to shareholders (provided that the redemption fee is imposed prospectively only).

    EFFECTIVE JULY 1, 2004, THE FUNDS' REDEMPTION FEE WILL NOT BE CHARGED ON THE FOLLOWING REDEMPTION TRANSACTIONS:

    1. redemptions of shares by omnibus accounts maintained by financial advisers, including shares held through retirement plans (including, without limitation, those maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the "Code") and nonqualified plans), unless the funds have been informed that the omnibus account or retirement plan has the systematic capability of assessing the redemption fee at the participant or individual account level;

    2. redemptions effectuated pursuant to an automatic non-discretionary rebalancing program and shares redeemed by the MFS Asset Allocation funds as part of their allocation and rebalancing program;

    3. redemptions requested within the redemption fee period following the death or disability occurring after purchase of any registered shareholder, beneficial owner or grantor of a living trust;

    4. redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions;

    5. redemptions representing shares transferred from another account or shares converted from another share class of the same fund (in which case the redemption fee period will carry over to the acquired shares);

    6. redemptions representing loans and qualified hardship distributions from shares held through retirement plans for which MFS or one of its affiliates is responsible for providing participant recordkeeping services;

    7. redemptions in cases where there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the funds or their agents in their sole discretion);

    8. redemptions of class 529 and J shares of the fund (if offered); or

    9. redemptions initiated by a fund (e.g., for failure to meet account minimums, to pay account fees funded by share redemptions, in the event of the liquidation of a fund).

    In addition, the funds reserve the right to waive or impose the redemption fee or withdraw waivers in their discretion and without giving advance notice to shareholders (provided that the redemption fee is imposed prospectively only).

      These redemption fee exclusions are subject to any administrative policies and procedures developed by the funds and their agents from time to time (which may address such topics as the documentation necessary for the funds to recognize a disability or qualified hardship, among others).

      The funds' intention is to assess the redemption fee in substantially all circumstances regardless of the type of account in which such shares are held. Systems limitations inhibit this goal from being immediately realized. The funds and their agents will encourage financial advisers that maintain omnibus accounts (including retirement plan administrators) for accounts that are exempt from the redemption fee pursuant to the terms above to modify their systems to facilitate the imposition of the redemption fee at the participant or individual account level. Until such time as financial adviser systems are modified, a significant percentage of a fund's shareholders may not be subject to the redemption fee.

    REINSTATEMENT PRIVILEGE. After you have redeemed shares, you have a one-time right to reinvest the proceeds within 90 days of the redemption at the current net asset value (without an initial sales charge).

      For shareholders who exercise this privilege after redeeming class A, C, or 529C shares, if the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC you paid; however, your new class A, C or 529C shares (as applicable) will still be subject to a CDSC in accordance with the CDSC schedule applicable to your original shares.

      For shareholders who exercise their 90-day reinstatement privilege after redeeming class B or 529B shares, you may reinvest your redemption proceeds only into the corresponding class A or 529A shares. The class A or 529A shares you purchase will not be subject to a front-end sales charge or a CDSC, but if you paid a CDSC when you redeemed your class B or 529B shares, your account will not be credited with the CDSC you paid.

    IN-KIND DISTRIBUTIONS. The MFS funds have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the fund makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash, and the securities may increase or decrease in value until you sell them. The fund does not expect to make in-kind distributions. However, if it does, the fund will pay, during any 90-day period, your redemption proceeds in cash where the redemption is at or below either $250,000 or 1% of the fund's net assets, whichever is less.


    INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Because it is costly to maintain small accounts, the MFS funds have generally reserved the right to automatically redeem shares and close your account when it contains less than $500 due to your redemptions or exchanges. Before making this automatic redemption, you will be notified and given 60 days to make additional investments to avoid having your shares redeemed.

----------------------------------
VII INVESTOR SERVICES AND PROGRAMS
----------------------------------

    As a shareholder of the fund, you have available to you a number of services and investment programs. Some of these services and programs may not be available to you if your shares are held in the name of your financial adviser or if your investment in the fund is made through a retirement plan or a 529 tuition plan.

o   DISTRIBUTION OPTIONS

    The following distribution options are generally available to all accounts, except 529 tuition program accounts and you may change your distribution option as often as you desire by notifying MFSC:


    o Dividend and capital gain distributions reinvested in additional shares (this option will be assigned if no other option is specified);

    o Dividend distributions in cash; capital gain distributions reinvested in additional shares; or

    o Dividend and capital gain distributions in cash.


    Distributions on the 529 share classes will automatically be invested in additional shares; account owners do not have the option of receiving distributions in cash.

    Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value as of the close of business on the record date. Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund. If you have elected to receive distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option will automatically be converted to having all distributions reinvested in additional shares. Your request to change a distribution option must be received by MFSC by the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

o   PURCHASE AND REDEMPTION PROGRAMS


    For your convenience, the following purchase and redemption programs are made available to you with respect to class A, B and C shares, without extra charge. Additional information regarding these programs may be found in the SAI.

    AUTOMATIC INVESTMENT PLAN. You can make cash investments of $50 or more through your checking account or savings account on any day of the month. If you do not specify a date, the investment will automatically occur on the first business day of the month or redemption fee (if applicable) and are excluded from the fund's exchange limitation policies.

    AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $2,000 in any MFS fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in an MFS fund for shares of the same class of shares of other MFS funds. You may make exchanges of at least $50 to up to six different funds under this plan. Exchanges will generally be made at net asset value without any sales charges or redemption fee (if applicable) and are excluded from the fund's exchange limitation policies. If you exchange shares out of the MFS Money Market Fund or MFS Government Money Market Fund, or if you exchange class A shares out of the MFS Cash Reserve Fund, into class A shares of any other MFS fund, you will pay the initial sales charge if you have not already paid this charge on these shares.


    REINVEST WITHOUT A SALES CHARGE. You can reinvest dividend and capital gain distributions into your account without a sales charge to add to your investment easily and automatically.

    DISTRIBUTION INVESTMENT PROGRAM. You may purchase shares of any MFS fund without paying an initial sales charge or a CDSC upon redemption by automatically reinvesting a minimum of $50 of dividend and capital gain distributions from the same class of another MFS fund.


    LETTER OF INTENT (LOI). When you commit to invest a specific dollar amount in the MFS funds (including the MFS Fixed Fund) within a 13 month period, you will pay the same sales charge as if all shares had been purchased at one time. If you commit to invest $1 million or more under this program, the time period is extended to 36 months. If you do not purchase the committed amount within the time period, your account will be adjusted to reflect deduction of the higher initial sales charge level for the amount actually purchased. You or your financial adviser must inform the fund that the Letter of Intent is in effect each time shares are purchased.

    RIGHT OF ACCUMULATION. You will qualify for a lower sales charge on your purchases of class A and 529A shares when your new investment in class A and 529A shares, together with the current (offering price) value of all your holdings in the MFS funds (including the MFS Fixed Fund), reaches a reduced sales charge level. Accounts held in omnibus or group arrangements and certain other accounts may not be aggregated with your individually held accounts for purposes of this Right of Accumulation.

    You must provide MFSC (or your financial adviser must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time this investment is made.

    SYSTEMATIC WITHDRAWAL PLAN. You may elect to automatically receive (or designate someone else to receive) regular periodic payments of at least $100. Each payment under this systematic withdrawal is funded through the redemption of your fund shares. For class B and class C shares, you can receive up to 10% (15% for certain IRA distributions) of the value of your account through these payments in any one year (measured at the time you establish this plan). You will incur no CDSC on class B and class C shares for shares redeemed under this plan. For class A shares, there is no similar percentage limitation; however, you may incur the CDSC (if applicable) when class A shares are redeemed under this plan. Shares redeemed under this plan will not be subject to a redemption fee (if applicable) if the shares represent purchases made prior to July 1, 2004; however, if the shares redeemed represent purchases made on or after July 1, 2004, the redemption fee (if applicable) will be assessed.

----------------------
VIII OTHER INFORMATION
----------------------

o   PRICING OF FUND SHARES


    The price of each class of the fund's shares is based on its net asset value. The net asset value of each class of shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The New York Stock Exchange is closed on most national holidays and Good Friday. To determine net asset value, the fund values its assets at current market prices where current market prices are readily available, or at fair value as determined by the adviser under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. For example, in valuing securities that trade principally on foreign markets, the fund uses the most recent closing market prices where available from the markets on which they principally trade, unless the most recent closing market prices, in the fund's judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the fund's valuation time, such closing prices may not be reflective of current market prices and current market prices may not be readily available when the fund determines its net asset value, and therefore the fund may adjust closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the fund's valuation time.

      You will receive the net asset value next calculated, after the deduction of applicable sales charges (and the redemption fee, if applicable) and any required tax withholding, if your order is complete (has all required information) and:

    o MFSC receives your order by the valuation time, if placed directly by you (not through a financial adviser such as a broker or bank); or

    o your financial adviser receives your order by the valuation time and transmits your order to MFSC.

    The fund may invest in certain securities which are primarily listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of the fund's shares may change on days when you will not be able to purchase or redeem the fund's shares.


o   DISTRIBUTIONS

    The fund intends to pay substantially all of its net income (including net short-term capital gain) to shareholders as dividends at least annually. Any realized net capital gains are distributed at least annually.

o   TAX CONSIDERATIONS

    The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in the fund may have on your particular tax situation.

    TAXABILITY OF DISTRIBUTIONS. As long as the fund qualifies for treatment as a regulated investment company (which it has in the past and intends to do in the future), it pays no federal income tax on the earnings it distributes to shareholders.


    You will normally have to pay federal income taxes, and any state or local taxes, on the distributions you receive from the fund, whether you take the distributions in cash or reinvest them in additional shares. Certain distributions of ordinary dividends to a non-corporate shareholder of the fund may qualify as "qualified dividend income", provided that they are so designated by the fund and that the recipient shareholder satisfies certain holding period requirements and refrains from making certain elections. Those distributions will be taxed at reduced rates to the extent derived from "qualified dividend income" of the fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for benefits under certain U.S. income tax treaties. In addition, dividends that the fund receives in respect of stock of certain foreign corporations will be "qualified dividend income" if that stock is readily tradable on an established U.S. securities market. Distributions designated as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December.


      The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal tax purposes.

      Fund distributions will reduce the fund's net asset value per share. Therefore, if you buy shares shortly before the record date of a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


      If you are neither a citizen nor a resident of the United States, the fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the fund. The fund is also required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States. Prospective investors should read the fund's Account Application for additional information regarding backup withholding of federal income tax.


    TAXABILITY OF TRANSACTIONS. When you redeem, sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

    SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES. In addition to the tax considerations discussed above, please note the following tax considerations that apply specifically to the ownership of the fund's 529 share classes through a tuition program that qualifies under section 529 of the Code.

    The fund is an investment option under one or more tuition programs designed to qualify under Section 529 of the Code so that earnings on investments are not subject to federal income tax (to either a contributor to the tuition program or a designated beneficiary) until the earnings are withdrawn. Withdrawals of earnings that are used to pay "qualified higher education" expenses are tax-free for federal income tax purposes for tax years beginning on or before December 31, 2010. State and local taxes may still apply. These tax benefits are not available to 529 shares that are not owned through a qualifying Section 529 tuition program.

    Withdrawals of earnings that are not used for the designated beneficiary's qualified higher education expenses generally are subject not only to federal income tax but also to a 10% penalty tax (unless such amounts are transferred within sixty (60) days to another tuition program for the same designated beneficiary or another designated beneficiary who is a member of the family of the designated beneficiary with respect to which the distribution was made and certain other conditions are satisfied). The 10% penalty tax will not apply to withdrawals made under certain circumstances, including certain withdrawals made after the designated beneficiary dies or becomes disabled. Withdrawals attributable to contributions to the tuition program (including the portion of any rollover from another tuition program that is attributable to contributions to that program) are not subject to tax.

    The foregoing is only a brief summary of some of the important federal income tax considerations relating to investments in the fund under the tuition programs; you will find more information in the program description. You are urged to consult your own tax adviser for information about the federal estate and gift and the state and local tax consequences of, and impact of your personal financial situation on, an investment in the fund's 529 share classes.

o   UNIQUE NATURE OF FUND

    MFS may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the fund, and which may be managed by the fund's portfolio manager(s). While the fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between the funds, including differences in sales charges, expense ratios and cash flows.

o   VOTING RIGHTS FOR 529 SHARE CLASSES

    Because the account owner may invest in the fund's class 529A, 529B and 529C shares indirectly through a tuition program, the account owner may not technically be a shareholder of the fund (rather, a trust or other vehicle established by the state or eligible educational institution through which the investment is made would be the fund's shareholder of record). Therefore, with respect to investments through certain tuition programs, the account owner may not have voting rights in the fund's shares or may only be entitled to vote if the tuition program through which the fund shares are held passes through the voting rights to the account owner. Please see the program description for details.

o   PROVISION OF ANNUAL AND SEMIANNUAL REPORTS AND PROSPECTUS

    The fund produces financial reports every six months and updates its prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the fund's annual and semiannual report and prospectus will be mailed to shareholders having the same residential address on the fund's records. However, any shareholder may contact MFSC (see back cover for address and phone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

-----------------------
IX FINANCIAL HIGHLIGHTS
-----------------------

    The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions). This information has been audited by the fund's independent auditors, whose report, together with the fund's financial statements, are included in the fund's Annual Report to shareholders. The fund's Annual Report is available upon request by contacting MFSC (see back cover for address and telephone number). These financial statements are incorporated by reference into the SAI. The fund's independent auditors are Deloitte & Touche LLP.

FOR YEARS ENDED 11/30

CLASS A                                          2003               2002               2001             2000             1999

Net asset value, beginning of period            $10.08             $13.08             $18.67           $21.77           $16.60
-------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#
  Net investment income (loss)(S)                $0.01             $(0.02)            $(0.05)          $(0.07)          $(0.06)
-------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investments and foreign
  currency                                        1.27              (2.98)             (3.52)            0.29             6.13
-------------------------------------------     ------             ------             ------           ------           ------
Total from investment operations                 $1.28             $(3.00)            $(3.57)           $0.22            $6.07
-------------------------------------------     ------             ------             ------           ------           ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  From net realized gain on investments
  and foreign currency transactions                $--                $--             $(1.94)          $(3.32)          $(0.90)
-------------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments and foreign currency
  transactions                                      --                 --              (0.08)              --               --
-------------------------------------------     ------             ------             ------           ------           ------
Total distributions declared to
shareholders                                       $--                $--             $(2.02)          $(3.32)          $(0.90)
-------------------------------------------     ------             ------             ------           ------           ------
Net asset value, end of period                  $11.36             $10.08             $13.08           $18.67           $21.77
-------------------------------------------     ------             ------             ------           ------           ------
Total return (%)(+)                              12.70             (22.94)            (22.08)            0.58            38.59
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):
Expenses##                                        1.25               1.23               1.18             1.11             1.18
-------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                      0.14              (0.18)             (0.35)           (0.31)           (0.33)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              63                 95                111              117              155
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                               $1,481,073         $1,678,738         $2,604,397       $2,885,714       $1,769,925
-------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for certain of the periods indicated. Certain prior year amounts have been reclassified to conform to the current year's presentation. If this fee had been incurred by the fund, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss)                     $0.01             $(0.03)            $(0.07)          $(0.09)          $(0.07)
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):
Expenses##                                        1.29               1.30               1.27             1.20             1.22
-------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                      0.10              (0.25)             (0.44)           (0.40)           (0.37)
-------------------------------------------------------------------------------------------------------------------------------

  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

FOR YEARS ENDED 11/30

CLASS B                                            2003              2002              2001             2000             1999

Net asset value, beginning of period               $9.42            $12.32            $17.71           $20.83           $15.94
-------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#
  Net investment loss(S)                          $(0.06)           $(0.10)           $(0.16)          $(0.22)          $(0.19)
-------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investments and foreign currency               1.18             (2.80)            (3.34)            0.31             5.88
-------------------------------------------       ------            ------            ------           ------           ------
Total from investment operations                   $1.12            $(2.90)           $(3.50)           $0.09            $5.69
-------------------------------------------       ------            ------            ------           ------           ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  From net realized gain on investments and
  foreign currency transactions                      $--               $--            $(1.81)          $(3.21)          $(0.80)
-------------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments and foreign currency
  transactions                                        --                --             (0.08)              --               --
-------------------------------------------       ------            ------            ------           ------           ------
Total distributions declared to
shareholders                                         $--               $--            $(1.89)          $(3.21)          $(0.80)
-------------------------------------------       ------            ------            ------           ------           ------
Net asset value, end of period                    $10.54             $9.42            $12.32           $17.71           $20.83
-------------------------------------------       ------            ------            ------           ------           ------
Total return (%)                                   11.89            (23.54)           (22.67)           (0.16)           37.57
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):
Expenses##                                          2.00              1.98              1.93             1.86             1.93
-------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                (0.61)            (0.94)            (1.10)           (1.06)           (1.08)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                63                95               111              117              155
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)       $853,669          $936,956        $1,606,753       $1,992,463       $1,204,159
-------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for certain of the periods indicated. Certain prior year amounts have been reclassified to conform to the current year's presentation. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:

Net investment loss                               $(0.06)           $(0.11)           $(0.17)          $(0.24)          $(0.20)
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                          2.04              2.05              2.02             1.95             1.97
-------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                (0.65)            (1.01)            (1.19)           (1.15)           (1.12)
-------------------------------------------------------------------------------------------------------------------------------

 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.

FOR YEARS ENDED 11/30

CLASS C                                                2003              2002            2001            2000            1999

Net asset value, beginning of period                   $9.37            $12.25          $17.64          $20.78          $15.91
-------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#
  Net investment loss(S)                              $(0.06)           $(0.10)         $(0.16)         $(0.22)         $(0.19)
-------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments and foreign currency                      1.17             (2.78)          (3.32)           0.30            5.87
-------------------------------------------           ------            ------          ------          ------          ------
Total from investment operations                       $1.11            $(2.88)         $(3.48)          $0.08           $5.68
-------------------------------------------           ------            ------          ------          ------          ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  From net realized gain on investments and
  foreign currency transactions                          $--               $--          $(1.83)         $(3.22)         $(0.81)
-------------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on investments
  and foreign currency transactions                       --                --           (0.08)             --              --
-------------------------------------------           ------            ------          ------          ------          ------
Total distributions declared to shareholders             $--               $--          $(1.91)         $(3.22)         $(0.81)
-------------------------------------------           ------            ------          ------          ------          ------
Net asset value, end of period                        $10.48             $9.37          $12.25          $17.64          $20.78
-------------------------------------------           ------            ------          ------          ------          ------
Total return (%)                                       11.85            (23.51)         (22.72)          (0.14)          37.59
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):
Expenses##                                              2.01              1.98            1.93            1.86            1.93
-------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                    (0.61)            (0.95)          (1.10)          (1.04)          (1.08)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                    63                95             111             117             155
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)           $228,101          $275,361        $550,351        $685,791        $273,038
-------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for certain of the periods indicated. Certain prior year amounts have been reclassified to conform to the current year's presentation. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:

Net investment loss                                   $(0.06)           $(0.11)         $(0.17)         $(0.24)         $(0.20)
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                              2.05              2.05            2.02            1.95            1.97
-------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                    (0.65)            (1.02)          (1.19)          (1.13)          (1.12)
-------------------------------------------------------------------------------------------------------------------------------

 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.

                                                                  PERIOD ENDED
                                                                     11/30/03*

CLASS R1

Net asset value, beginning of period                                  $9.34
-------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#
  Net investment loss(S)                                             $(0.00)+++
-------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and
   foreign currency                                                    2.00
---------------------------------------------------------------     -------
Total from investment operations                                      $2.00
---------------------------------------------------------------     -------
Net asset value, end of period                                       $11.34
---------------------------------------------------------------     -------
Total return (%)                                                      21.41++
-------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):
Expenses##                                                             1.49+
-------------------------------------------------------------------------------
Net investment loss                                                   (0.04)+
-------------------------------------------------------------------------------
Portfolio turnover (%)                                                   63
-------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                              $638
-------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the period indicated. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:

Net investment loss                                                  $(0.01)
-------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):
Expenses##                                                             1.53+
-------------------------------------------------------------------------------
Net investment loss                                                   (0.08)+
-------------------------------------------------------------------------------

  * For the period from the inception of Class R1 shares, December 31, 2002, through November 30, 2003.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

                                                                  PERIOD ENDED
                                                                     11/30/03*

CLASS R2

Net asset value, beginning of period                                 $11.25
-------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#
  Net investment income(S)                                               $--+++
-------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and
   foreign currency                                                    0.09
---------------------------------------------------------------     -------
Total from investment operations                                      $0.09
---------------------------------------------------------------     -------
Net asset value, end of period                                       $11.34
---------------------------------------------------------------     -------
Total return (%)                                                       0.80++
-------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                                                             1.29+
-------------------------------------------------------------------------------
Net investment income                                                  0.24+
-------------------------------------------------------------------------------
Portfolio turnover (%)                                                   63
-------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                $5
-------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the period indicated. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:

Net investment income                                                   $--+++
-------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                             1.33+
-------------------------------------------------------------------------------
Net investment income                                                  0.20+
-------------------------------------------------------------------------------

  * For the period from the inception of Class R2 shares, October 31, 2003, through November 30, 2003.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

                                                                    YEAR ENDED             PERIOD ENDED
CLASS 529A                                                           11/30/03               11/30/02*

Net asset value, beginning of period                                  $10.07                  $9.69
-------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#
  Net investment income (loss)(S)                                     $(0.02)                   $--+++
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments
  and foreign currency                                                  1.26                   0.38
----------------------------------------------------------------     -------                -------
Total from investment operations                                       $1.24                  $0.38
----------------------------------------------------------------     -------                -------
Net asset value, end of period                                        $11.31                 $10.07
----------------------------------------------------------------     -------                -------
Total return (%)(+)                                                    12.31                   3.92++
-------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):
Expenses##                                                              1.57                   1.58+
-------------------------------------------------------------------------------------------------------
Net investment income (loss)                                           (0.19)                  0.03+
-------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                    63                     95
-------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                               $106                    $25
-------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment loss per share and ratios would have been:

Net investment income (loss)                                          $(0.02)**                 $--+++
-------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):
Expenses##                                                              1.61                   1.65+
-------------------------------------------------------------------------------------------------------
Net investment loss                                                    (0.23)                 (0.04)+
-------------------------------------------------------------------------------------------------------

  * For the period from the inception of Class 529A shares, July 31, 2002, through November 30, 2002.
 ** The waiver impact per share amount was less than 0.01.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
(+) Total returns for Class 529A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

                                                                    YEAR ENDED             PERIOD ENDED
CLASS 529B                                                           11/30/03               11/30/02*

Net asset value, beginning of period                                   $9.42                  $9.08
-------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#
  Net investment loss(S)                                              $(0.08)                $(0.02)
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and foreign
  currency                                                              1.17                   0.36
----------------------------------------------------------------     -------                -------
Total from investment operations                                       $1.09                  $0.34
----------------------------------------------------------------     -------                -------
Net asset value, end of period                                        $10.51                  $9.42
----------------------------------------------------------------     -------                -------
Total return (%)                                                       11.57                   3.74++
-------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):
Expenses##                                                              2.24                   2.23+
-------------------------------------------------------------------------------------------------------
Net investment loss                                                    (0.84)                 (0.74)+
-------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                    63                     95
-------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                $75                    $14
-------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment loss per share and ratios would have been:

Net investment loss                                                   $(0.08)**              $(0.02)
-------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):
Expenses##                                                              2.28                   2.30+
-------------------------------------------------------------------------------------------------------
Net investment loss                                                    (0.88)                 (0.81)+
-------------------------------------------------------------------------------------------------------

 * For the period from the inception of Class 529B shares, July 31, 2002, through November 30, 2002.
** The waiver impact per share amount was less than 0.01.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.

                                                                    YEAR ENDED             PERIOD ENDED
CLASS 529C                                                           11/30/03               11/30/02*

Net asset value, beginning of period                                   $9.37                  $9.03
-------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                                              $(0.08)                $(0.02)
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and foreign
  currency                                                              1.16                   0.36
----------------------------------------------------------------     -------                -------
Total from investment operations                                       $1.08                  $0.34
----------------------------------------------------------------     -------                -------
Net asset value, end of period                                        $10.45                  $9.37
----------------------------------------------------------------     -------                -------
Total return (%)                                                       11.53                   3.77++
-------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):
Expenses##                                                              2.25                   2.23+
-------------------------------------------------------------------------------------------------------
Net investment loss                                                    (0.86)                 (0.71)+
-------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                    63                     95
-------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                $74                    $15
-------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment loss per share and ratios would have been:

Net investment loss                                                   $(0.08)**              $(0.02)
-------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):
Expenses##                                                              2.29                   2.30+
-------------------------------------------------------------------------------------------------------
Net investment loss                                                    (0.90)                 (0.78)+
-------------------------------------------------------------------------------------------------------

 * For the period from the inception of Class 529C shares, July 31, 2002, through November 30, 2002.
** The waiver impact per share amount was less than 0.01.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.

----------
APPENDIX A
----------

o   INVESTMENT TECHNIQUES AND PRACTICES

    In pursuing its investment objective, the fund may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the fund's investment objective. Investment techniques and practices which the fund will use or currently anticipates using are denoted by a check (x) mark. However, the fund may not use all of these techniques and practices. Investment techniques and practices which the fund does not currently anticipate using but which the fund reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the fund are described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

    INVESTMENT TECHNIQUES/PRACTICES
    ..........................................................................

    SYMBOLS        x fund uses, or currently    -- permitted, but fund does not
                     anticipates using             currently anticipate using
    --------------------------------------------------------------------------

    Debt Securities
      Asset-Backed Securities
        Collateralized Mortgage Obligations and Multiclass Pass-Through
          Securities--
        Corporate Asset-Backed Securities--
        Mortgage Pass-Through Securities--
        Stripped Mortgage-Backed Securities--
      Corporate Securitiesx
      Loans and Other Direct Indebtedness--
      Lower Rated Bondsx
      Municipal Bonds--
      U.S. Government Securitiesx
      Variable and Floating Rate Obligationsx
      Zero Coupon Bonds, Deferred Interest Bonds and PIK Bondsx
    Equity Securitiesx
    Foreign Securities Exposure
      Brady Bondsx
      Depositary Receiptsx
      Dollar-Denominated Foreign Debt Securities--
      Emerging Marketsx
      Foreign Securitiesx
    Forward Contractsx
    Futures Contractsx
    Indexed Securities/Structured Products--
    Inverse Floating Rate Obligations--
    Investment in Other Investment Companies
      Open-End Fundsx
      Closed-End Fundsx
    Lending of Portfolio Securitiesx
    Leveraging Transactions
      Bank Borrowings--
      Mortgage "Dollar-Roll" Transactionsx
      Reverse Repurchase Agreements--
    Options
      Options on Foreign Currenciesx
      Options on Futures Contractsx
      Options on Securitiesx
      Options on Stock Indicesx
      Reset Options--
      "Yield Curve" Options--
    Repurchase Agreementsx
    Short Salesx
    Short Term Instrumentsx
    Swaps and Related Derivative Instruments--
    Temporary Borrowingsx
    Temporary Defensive Positionsx
    "When-Issued" Securitiesx

MFS(R) CAPITAL OPPORTUNITIES FUND

If you want more information about the fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the fund's actual investments. Annual reports discuss the effect of recent market conditions and the fund's investment strategy on performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated April 1, 2004, provides more detailed information about the fund and is incorporated into this prospectus by reference.


YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE FUND, AND MAKE INQUIRIES ABOUT THE FUND, BY CONTACTING:

    MFS Service Center, Inc.
    2 Avenue de Lafayette
    Boston, MA 02111-1738
    Telephone: 1-800-225-2606
    Internet: HTTP://WWW.MFS.COM

Information about the fund (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

    Public Reference Room
    Securities and Exchange Commission
    Washington, D.C., 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the fund are available on the Edgar Database on the Commission's Internet website at HTTP://WWW.SEC.GOV, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e- mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

           The fund's Investment Company Act file number is 811-3090.

                                              ---------------------------------
                                              MFS(R) CAPITAL OPPORTUNITIES FUND
                                              ---------------------------------
                                              APRIL 1, 2004

[logo] M F S(R)                                         STATEMENT OF ADDITIONAL
INVESTMENT MANAGEMENT                                               INFORMATION

A SERIES OF MFS SERIES TRUST VII
500 BOYLSTON STREET, BOSTON, MA 02116
(617) 954-5000


This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors, but which is not necessarily included in the Fund's Prospectus dated April 1, 2004. This SAI should be read in conjunction with the Prospectus. The Fund's financial statements are incorporated into this SAI by reference to the Fund's most recent Annual Report to shareholders. A copy of the Annual Report accompanies this SAI. You may obtain a copy of the Fund's Prospectus and Annual Report without charge by contacting MFS Service Center, Inc. (see back cover of Part II of this SAI for address and phone number).


This SAI is divided into two Parts -- Part I and Part II. Part I contains information that is particular to the Fund, while Part II contains information that generally applies to each of the funds in the MFS Family of Funds (the "MFS Funds"). Each Part of the SAI has a variety of appendices which can be found at the end of Part I and Part II, respectively.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

STATEMENT OF ADDITIONAL INFORMATION
PART I
Part I of this SAI contains information that is particular to the Fund.

-----------------
TABLE OF CONTENTS
-----------------
                                                                          Page


I       Definitions ...................................................     3
II      Management of the Fund ........................................     3
        The Fund ......................................................     3
        Trustees and Officers -- Identification and Background ........     3
        Trustee Compensation and Committees ...........................     3
        Affiliated Service Provider Compensation ......................     3
III     Sales Charges and Distribution Plan Payments ..................     4
        Sales Charges .................................................     4
        Distribution Plan  Payments ...................................     4
IV      Portfolio Transactions and Brokerage Commissions ..............     4
V       Share Ownership ...............................................     4
VI      Investment Techniques, Practices, Risks and Restrictions ......     4
        Investment Techniques, Practices and Risks ....................     4
        Investment Restrictions .......................................     4
VII     Tax Considerations ............................................     4
VIII    Independent Auditors and Financial Statements .................     4
        Appendix A -- Trustee Compensation and Committees .............   A-1
        Appendix B -- Affiliated Service Provider Compensation ........   B-1
        Appendix C -- Sales Charges and Distribution Plan Payments ....   C-1
        Appendix D -- Portfolio Transactions and Brokerage Commissions    D-1
        Appendix E -- Share Ownership .................................   E=1

I     DEFINITIONS

      "Fund" - MFS Capital Opportunities Fund, a series of MFS Series Trust VII (the "Trust"), a Massachusetts business trust. The Fund was known as MFS Value Fund until its name was changed on March 30, 1998.

      "Trust" - The Trust was previously known as "Massachusetts Financial International Trust -- Bond Portfolio" until its name was changed on November 1, 1990, as "MFS Worldwide Governments Trust" until its name was changed on August 3, 1992, and as "MFS Worldwide Governments Fund" until its name was changed on August 17, 1993.

      "MFS" or the "Adviser" - Massachusetts Financial Services Company, a Delaware corporation.

      "MFD" or the "Distributor" - MFS Fund Distributors, Inc., a Delaware corporation.

      "MFSC" - MFS Service Center, Inc., a Delaware corporation.


      "Prospectus" - The Prospectus of the Fund, dated April 1, 2004, as amended or supplemented from time to time.


II    MANAGEMENT OF THE FUND

      THE FUND
      The Fund is a diversified series of the Trust. This means that, with respect to 75% of its total assets, the fund may not (1) purchase more than 10% of the outstanding voting securities of any one issuer, or (2) purchase securities of any issuer if as a result more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. Government, its agencies or instrumentalities or to investments in other investment companies.

      The Trust is an open-end management investment company.

      TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND
      The identification and background of the Trustees and officers of the Trust are set forth in Appendix E to Part II of this SAI.

      TRUSTEE COMPENSATION AND COMMITTEES
      Compensation paid to the non-interested Trustees and to Trustees who are not officers of the Trust, for certain specified periods, as well as information regarding the committees of the Board of Trustees, is set forth in Appendix A to this Part I.

      AFFILIATED SERVICE PROVIDER COMPENSATION

      Compensation paid by the Fund to its affiliated service providers -- to MFS, for investment advisory and administrative services, and to MFSC, for transfer agency services, and to MFD for Program Management Services -- for certain specified periods, is set forth in Appendix B to this Part I.

        In connection with their deliberations with regard to approval of the Fund's current investment advisory agreement with MFS, the Trustees, including the non-interested Trustees, considered such information and factors as they believe, in light of the legal advice furnished to them and their own business judgment, to be relevant to the interests of the shareholders of the Fund. Such factors may vary somewhat from year to year. During the past year, such factors included the following.

      Nature, Quality and Extent of Services. The Trustees considered the nature, quality, cost and extent of the various investment, administrative and shareholder services performed by MFS and its affiliates under the existing investment advisory agreement and under separate agreements covering transfer agency and administrative functions. The Trustees also considered the nature and extent of certain other services MFS performs on the Fund's behalf, including the securities lending programs and MFS' interaction with third party service providers, principally custodians and sub-custodians.

      Investment Record and Comparative Performance Data. The Trustees reviewed the Fund's investment performance as well as the performance of a peer group of funds.

      Expenses. The Trustees considered the Fund's advisory fee and expense ratios and the advisory fee and expense ratios of a peer group of funds. Additionally, the Trustees considered the fee waivers and expense reimbursements agreed to by MFS and whether these arrangements may be changed without approval by the Trustees.

      Economies of Scale. The Trustees considered whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale.

      Profitability. The Trustees considered the level of MFS' profits with respect to the management of the Fund, including a review of MFS' methodology in allocating its costs to the management of the Fund. The Trustees considered the profits realized by MFS in connection with the operation of the Fund and whether the amount of profit is reasonable and appropriate for purposes of promoting a financially strong adviser capable of providing high quality services to the Fund.

      Personnel and Industry Conditions. The Trustees considered the necessity of MFS maintaining its ability to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.

      Other Benefits. Taking into account the risks assumed by MFS, the Trustees considered the character and amount of other benefits received by MFS from serving as adviser of the Fund and from providing certain administrative services to the Fund, and from affiliates of MFS serving as principal underwriter and shareholder servicing agent of the Fund. The Trustees also considered benefits to MFS from the use of the Fund's portfolio brokerage commissions to pay for research and other similar services.

      The non-interested Trustees were assisted in this process by their own independent legal counsel from whom they received separate legal advice. Based upon their review, the Trustees determined that the investment advisory agreement was reasonable, fair and in the best interest of the Fund and its shareholders. The Trustees also concluded that the fees provided in the investment advisory agreement were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

III   SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS


      SALES CHARGES
      Sales charges paid in connection with the purchase and sale of Fund shares, for certain specified periods, are set forth in Appendix C to this Part I, together with the Fund's schedule of dealer reallowances.

      DISTRIBUTION PLAN PAYMENTS
      Payments made by the Fund under the Distribution Plan for its most recent fiscal year end are set forth in Appendix C to this Part I.


IV    PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS


      Brokerage commissions paid by the Fund for certain specified periods, and information concerning purchases by the Fund of securities issued by its regular broker-dealers for its most recent fiscal year, are set forth in Appendix D to this Part I.

        Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers, on behalf of the Fund. The value of securities purchased and the brokerage commissions paid by the Fund for Research for its most recent fiscal year are set forth in Appendix D to this Part I. The Trustees (together with the Trustees of certain other MFS funds) have directed the Adviser to allocate a total of $53,563 of commission business from certain MFS funds (including the Fund) to the Pershing Division of Donaldson, Lufkin & Jenrette as consideration for the annual renewal of certain publications provided by Lipper Inc. (which provide information useful to the Trustees in reviewing the relationship between the Fund and the Adviser).


V     SHARE OWNERSHIP


      Information concerning the ownership of Fund shares by Trustees and officers of the Trust as a group, as well as the dollar range value of each Trustee's share ownership in the Fund and, on an aggregate basis, in all Funds overseen within the MFS Family of Funds, by investors who control the Fund, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in Appendix E to this Part I.


VI    INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS


      INVESTMENT TECHNIQUES, PRACTICES AND RISKS

      The investment objective and principal investment policies of the Fund are described in the Prospectus. In pursuing its investment objective and investment policies, the Fund may engage in a number of investment techniques and practices, which involve certain risks. These investment techniques and practices, which may be changed without shareholder approval, are identified in Appendix A to the Prospectus, and are more fully described, together with their associated risks, in Part II of this SAI. The following percentage limitations apply at the time of investment to certain of these investment techniques and practices:


        o Foreign Securities Exposure may not exceed 35% of the Fund's net assets

        o Lower Rated Bonds may not exceed 15% of net assets

        o Short sales may not exceed 5% of the Fund's net assets

      INVESTMENT RESTRICTIONS
      The Fund has adopted certain investment restrictions which are described in Appendix F to Part II of this SAI.


VII   TAX CONSIDERATIONS


      For a discussion of tax considerations, see Part II of this SAI.


VIII   INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS


      Deloitte & Touche LLP are the Fund's independent auditors, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.


        The Fund's Financial Statements and Financial Highlights for the year ended November 30, 2003 are incorporated by reference into this SAI from the Fund's Annual Report to shareholders and have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm, given upon their authority as experts in accounting and auditing. A copy of the Fund's Annual Report accompanies this SAI.

-------------------
PART I - APPENDIX A
-------------------

    TRUSTEE COMPENSATION AND
    COMMITTEES

    The Fund pays the compensation of non-interested Trustees and of Trustees who are not officers of the Trust, who currently receive an annual fee plus a fee for each meeting attended together with such Trustee's out-of-pocket expenses. Further information on the committees of the Fund's Board of Trustees is set out below.


    TRUSTEE COMPENSATION TABLE
    ...........................................................................

                                                              TOTAL TRUSTEE
    INTERESTED                               TRUSTEE FEES     FEES FROM FUND
    TRUSTEES                                 FROM FUND(1)    AND FUND COMPLEX(2)
    ---------------------------------------------------------------------------
    John W. Ballen(3)                             N/A           $      0
    Robert J. Manning(5)                          N/A             N/A
    Kevin R. Parke(3)                             N/A           $      0
    Robert C. Pozen(5)                            N/A             N/A
    Jeffrey L. Shames(4)                          N/A           $      0

    NON-INTERESTED TRUSTEES
    ---------------------------------------------------------------------------
    Lawrence H. Cohn, M.D.                       $4,333         $196,868
    The Hon. Sir J. David Gibbons, KBE(6)        $  541         $ 19,598
    David H. Gunning(7)                           N/A             N/A
    William R. Gutow                             $4,333         $196,868
    J. Atwood Ives                               $4,715         $207,969
    Amy B. Lane(7)                                N/A             N/A
    Abby M. O'Neill(8)                           $4,092         $189,682
    Lawrence T. Perera                           $4,655         $206,858
    William J. Poorvu                            $4,715         $207,969
    J. Dale Sherratt                             $4,333         $196,868
    Elaine R. Smith                              $4,333         $196,868
    Ward Smith                                   $4,713         $206,324

    ------------
    (1) For the fiscal year ended November 30, 2003.
    (2) Information is provided for calendar year 2003. Each Trustee receiving compensation from the Fund served as Trustee of 109 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2003 of approximately $89.6 billion).
    (3) Messrs. Ballen and Parke resigned as Trustees of the Fund on February 6, 2004.
    (4) Mr. Shames resigned as a Trustee of the Fund on February 13, 2004.
    (5) Messrs. Manning and Pozen became Trustees of the Fund on February 24, 2004.
    (6) Mr. Gibbons retired as Trustee of the Fund on December 31, 2002. During calendar year 2003, Mr. Gibbons was compensated Trustee fees for a meeting that occurred in 2002.
    (7) Mr. Gunning and Ms. Lane became Trustees of the Fund effective January 27, 2004.
    (8) Ms. O'Neill retired as a Trustee of the Fund on December 31, 2003.

COMMITTEES
....................................................................................................................................
                         NUMBER OF
                        MEETINGS IN
                           LAST
NAME OF COMMITTEE       FISCAL YEAR                 FUNCTIONS                                                 MEMBERS(1)
-----------------------------------------------------------------------------------------------------------------------------------
AUDIT COMMITTEE              7             Provides oversight with respect to the accounting and       Ives*, Lane*, Poorvu*,
                                           auditing procedures of the Fund and, among other things,    Sherratt* and W. Smith*
                                           considers the selection of the independent accountants
                                           for the Fund and the scope of the audit, and considers
                                           the effect on the independence of those accountants of
                                           any non-audit services such accountants provide to the
                                           Fund and any audit or non-audit services such
                                           accountants provide to other MFS Funds, MFS and/or
                                           certain affiliates.

COMPLIANCE AND               1             Responsible for oversight of the development and            Cohn*, Gunning*, Gutow*,
GOVERNANCE COMMITTEE                       implementation of the Funds' compliance policies,           Lane* and Sherratt*
                                           procedures and practices under the 1940 Act and other
                                           applicable laws as well as oversight of compliance
                                           policies of the Funds' investment adviser and certain
                                           other service providers as they relate to Fund
                                           activities. When the Funds have appointed a chief
                                           compliance officer, such person will report directly to
                                           the Committee and assist the Committee in carrying out
                                           its responsibilities. The Committee also reviews and
                                           articulates the governance structure of the Board of
                                           Trustees and advises and makes recommendations to the
                                           Board on matters concerning Board practices and
                                           recommendations concerning the functions and duties of
                                           the committees of the Board.

CONTRACTS REVIEW             3             Requests, reviews and considers the information deemed      All non-interested Trustees
COMMITTEE                                  reasonably necessary to evaluate the terms of the           of the Board (Cohn, Gunning,
                                           investment advisory and principal underwriting              Gutow, Ives, Lane, Perera,
                                           agreements and the Plan of Distribution under rule 12b-1    Poorvu, Sherratt, E. Smith
                                           that the Fund proposes to renew or continue, and to make    and W. Smith)
                                           its recommendations to the full Board of Trustees on
                                           these matters.

NOMINATION AND               5             Recommends qualified candidates to the Board in the         All non-interested Trustees
COMPENSATION                               event that a position is vacated or created. The            of the Board (Cohn, Gunning,
COMMITTEE                                  Committee would consider recommendations by shareholders    Gutow, Ives, Lane, Perera,
                                           if a vacancy were to exist. Shareholders wishing to         Poorvu, Sherratt, E. Smith
                                           recommend Trustee candidates for consideration by the       and W. Smith)
                                           Committee may do so by writing the Fund's Secretary.
                                           Such suggestions must be accompanied by complete
                                           biographical and occupational data on the prospective
                                           nominee, along with a written consent of the prospective
                                           nominee for consideration of his or her name by the
                                           Committee. Administers and approves all elements of
                                           compensation for the Trustees who are not "interested
                                           persons" of the Fund as defined in the 1940 Act or
                                           affiliated with the Fund's investment adviser.

PORTFOLIO TRADING AND        6             Reviews MFS'process and procedures, internal controls       Cohn*, Gunning*, Gutow*,
MARKETING REVIEW                           and compliance monitoring relating to (i) portfolio         Perera* and E. Smith*
COMMITTEE                                  trading, best execution and brokerage costs and trade
                                           allocations, (ii) MFD's role as the Funds' principal
                                           underwriter in distributing and marketing Fund shares
                                           and the production and use of sales and marketing
                                           materials in various forms of media and (iii) the Fund's
                                           investment policies and practices.

PRICING COMMITTEE            1             Reviews procedures for the valuation of securities          Ives*, Manning, Poorvu*,
                                           including money market securities and periodically          E. Smith* and W. Smith*
                                           reviews information from MFS regarding fair value and
                                           liquidity determinations made pursuant to the board-
                                           approved procedures, and makes related recommendations
                                           to the full Board and, if requested by MFS, assists
                                           MFS's internal valuation committee and/or the full Board
                                           in resolving particular valuation matters.

----------------
(1) The Trustees' Identification and Background are set forth in Appendix E to Part II.
  * Non-interested or Independent Trustees.

-------------------
PART I - APPENDIX B
-------------------

    AFFILIATED SERVICE PROVIDER COMPENSATION
    ...............................................................................................................................

    The Fund paid compensation to its affiliated service providers over the specified periods as follows. For information regarding sales charges and distribution payments paid to MFD, see Appendix C.

                                                                                PAID TO
                                                                                  MFSC              PAID TO
                                              PAID TO MFS FOR  PAID TO MFS FOR    FOR               MFD FOR              AGGREGATE
                         PAID TO MFS  AMOUNT      GENERAL         CLASS R2     TRANSFER    AMOUNT   PROGRAM    AMOUNT   AMOUNT PAID
                        FOR ADVISORY  WAIVED  ADMINISTRATIVE   ADMINISTRATIVE   AGENCY     WAIVED  MANAGEMENT  WAIVED   TO MFS, MFSC
    FISCAL YEAR ENDED     SERVICES    BY MFS      SERVICES       SERVICES(3)   SERVICES(4) BY MFSC SERVICES(1) BY MFD     AND MFD
    -------------------------------------------------------------------------------------------------------------------------------
    November 30, 2003  $19,922,499  $1,162,715    $239,808          $1        $2,832,765     N/A      $334       N/A    $22,995,407
    November 30, 2002   26,940,632   2,564,911     364,371         N/A         3,948,533     N/A      $ 17(2)    N/A     31,253,553
    November 30, 2001   42,902,486   5,068,155     432,010         N/A         5,722,396     N/A      N/A        N/A     49,056,892

    ----------------
    (1) Program management services are only rendered by MFD with respect to the 529 share classes, and payment for these services is allocated solely to those share classes.
    (2) For the period from the initial public offering of the 529 share classes on July 31, 2002.
    (3) Payment solely from assets attributable to class R2 shares. Class R2 shares were offered for sale October 31, 2003.
    (4) In addition to the fees disclosed, the Fund paid certain out-of-pocket expenses incurred by MFSC.

-------------------
PART I - APPENDIX C
-------------------

    SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS


    SALES CHARGES
    ...............................................................................................................................


    The following sales charges were paid during the specified periods:


                                 CLASS A INITIAL SALES CHARGES:                          CDSC PAID TO MFD ON:

                                            RETAINED     REALLOWED   CLASS A     CLASS B      CLASS C     CLASS 529B    CLASS 529C
    FISCAL YEAR END            TOTAL         BY MFD      TO DEALERS  SHARES       SHARES       SHARES       SHARES        SHARES
    -------------------------------------------------------------------------------------------------------------------------------
    November 30, 2003         $1,490,805    $   98,741    $1,392,064  $37,955    $1,976,556    $ 17,527       $0            $0
    November 30, 2002          2,675,004       233,014     2,441,990   72,729     3,399,182      86,696       0*            0*
    November 30, 2001          9,773,680     1,158,081     8,615,599   93,841     3,270,431     185,107      N/A           N/A

                                   CLASS 529A INITIAL SALES CHARGES:

                                                RETAINED     REALLOWED
    FISCAL YEAR END                TOTAL         BY MFD      TO DEALERS
    -------------------------------------------------------------------
    November 30, 2003              $2,414         $369         $2,045
    November 30, 2002*                  1            0              1

    ----------------
    * For the period from the initial public offering of 529 share classes on July 31, 2002.


    DEALER REALLOWANCES
    ...............................................................................................................................


    As shown above, MFD pays (or "reallows") a portion of the Class A and Class 529A initial sales charge to dealers. The dealer reallowance as expressed as a percentage of the Class A and Class 529A shares' offering price is:


                                                                      DEALER REALLOWANCE AS A
    AMOUNT OF PURCHASE                                               PERCENT OF OFFERING PRICE
    --------------------------------------------------------------------------------------------
        Less than $50,000                                                      5.00%
        $50,000 but less than $100,000                                         4.00%
        $100,000 but less than $250,000                                        3.20%
        $250,000 but less than $500,000                                        2.25%
        $500,000 but less than $1,000,000                                      1.70%
        $1,000,000 or more                                                     None*


    ----------------
    * A CDSC will apply to such purchase for Class A shares only.

    DISTRIBUTION PLAN PAYMENTS
    ...............................................................................................................................

    During the fiscal year ended November 30, 2003, the Fund made the following Distribution Plan payments:

                                                           AMOUNT OF DISTRIBUTION AND SERVICE FEES:

    CLASS OF SHARES                                PAID BY FUND        RETAINED BY MFD       PAID TO DEALERS
    -------------------------------------------------------------------------------------------------------------------------------
    Class A Shares                                  $3,758,653            $   84,311            $3,674,342
    Class B Shares                                   8,414,821             6,318,093             2,096,728
    Class C Shares                                   2,348,828                 5,884             2,342,944
    Class R1 Shares(1)                                     378                   189                   189
    Class R2 Shares(2)                                       2                     1                     1
    Class 529A Shares                                      165                   107                    58
    Class 529B Shares                                      476                   359                   117
    Class 529C Shares                                      387                   299                    88

    ----------------
    (1) Class R1 shares were offered December 31, 2002.
    (2) Class R2 shares were offered October 31, 2003.

    Distribution plan payments retained by MFD are used to compensate MFD for commissions advanced by MFD to dealers upon sale of
    Fund shares and to cover MFD's distribution and shareholder servicing costs.

-------------------
PART I - APPENDIX D
-------------------

    PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

    BROKERAGE COMMISSIONS
    ..........................................................................

    The following brokerage commissions were paid by the Fund during the specified time periods:


                                                           BROKERAGE COMMISSIONS
    FISCAL YEAR END                                             PAID BY FUND
    ----------------------------------------------------------------------------
    November 30, 2003                                           $ 6,881,849
    November 30, 2002                                            14,177,525
    November 30, 2001                                            14,683,780

    SECURITIES ISSUED BY REGULAR BROKER-DEALERS
    ..........................................................................

    During the fiscal year ended November 30, 2003, the Fund purchased securities issued by the following regular broker-dealers of the Fund, which had the following values as of November 30, 2003:

                                                           VALUE OF SECURITIES
    BROKER-DEALER                                        AS OF NOVEMBER 30, 2003
    ----------------------------------------------------------------------------
    American Express Co.                                       $20,158,110
    Bank of New York Co., Inc.                                  10,836,176
    Citigroup, Inc.                                             59,233,003
    Goldman Sachs Group, Inc.                                   16,525,760
    J.P. Morgan Chase & Co.                                     17,008,160
    Merrill Lynch & Co., Inc.                                   49,253,325

    During the fiscal year ended November 30, 2003, the dollar amount of transactions for research services and commissions paid on transactions for research services by the Fund were as follows:

              DOLLAR AMOUNT OF                              COMMISSIONS PAID ON
              TRANSACTIONS FOR                                TRANSACTIONS FOR
              RESEARCH SERVICES                              RESEARCH SERVICES
    ---------------------------------------------------------------------------
                $173,987,395                                      $399,455

-------------------
PART I - APPENDIX E
-------------------

    SHARE OWNERSHIP


    OWNERSHIP BY TRUSTEES AND OFFICERS
    As of February 29, 2004, the current Trustees and officers of the Trust as a group owned less than 1% of any class of shares of the Fund.

      The following table shows the dollar range of equity securities beneficially owned by each current Trustee in the Fund and, on an aggregate basis, in all MFS funds overseen by the Trustee, as of December 31, 2003.


      The following dollar ranges apply:

        N.  None
        A.  $1 - $10,000
        B.  $10,001 - $50,000
        C.  $50,001 - $100,000
        D.  Over $100,000
                                                               AGGREGATE DOLLAR
                                                              RANGE OF EQUITY
                                                               SECURITIES IN ALL
                                 DOLLAR RANGE OF EQUITY       MFS FUNDS OVERSEEN
    NAME OF TRUSTEE                SECURITIES IN FUND             BY TRUSTEE
    ----------------------------------------------------------------------------

    INTERESTED TRUSTEES
    Robert J. Manning(1)                    N                         D
    Robert C. Pozen(1)                      N                         N

    NON-INTERESTED TRUSTEES
    Lawrence H. Cohn, M.D.                  N                         D
    David H. Gunning(2)                     N                         C
    William R. Gutow                        N                         D
    J. Atwood Ives                          D                         D
    Amy B. Lane(2)                          N                         N
    Abby M. O'Neill                         B                         D
    Lawrence T. Perera                      B                         D
    William J. Poorvu                       A                         D
    J. Dale Sherratt                        N                         D
    Elaine R. Smith                         C                         D
    Ward Smith                              N                         D

    ----------------
    (1) Messrs. Manning and Pozen became Trustees of the Fund on February 24, 2004.
    (2) Mr. Gunning and Ms. Lane became Trustees of the Fund on January 27,
        2004.

    25% OR GREATER OWNERSHIP
    The following table identifies those investors who own 25% or more of the Fund's shares (all share classes taken together) as of February 29, 2004, and are therefore presumed to control the Fund:

                                             JURISDICTION OF
                                              ORGANIZATION          PERCENTAGE
    NAME AND ADDRESS OF INVESTOR              (IF A COMPANY)         OWNERSHIP
    --------------------------------------------------------------------------
          None

    5% OR GREATER OWNERSHIP OF SHARE CLASS

    The following table identifies those investors who own 5% or more of any class of the Fund's shares as of February 29, 2004. All holdings are of record unless indicated otherwise.

    NAME AND ADDRESS OF INVESTOR OWNERSHIP                  PERCENTAGE
    ...........................................................................

    Merrill Lynch, Pierce, Fenner & Smith, for the
    Sole Benefit of its Customers                       6.66% of Class A shares
    Attn: Fund Administration                           5.88% of Class B shares
    4800 Deer Lake Drive E 3rd Floor                   12.16% of Class C shares
    Jacksonville, FL 32246-6484
    ..........................................................................

    Citigroup Global Markets Inc.                       5.42% of Class C shares
    Attn: Cindy Tempesta
    7th Floor
    333 W. 34th Street
    NY, NY 10001-2483
    ..........................................................................

    Chang, Chen, Sides & Huang, Trustee                 8.91% of Class R1 shares
    ActionTec Electronics, Inc. 401K
    c/o MFS
    500 Boylston Street
    Boston, MA 02116
    ..........................................................................

    Polep Staffer & Martin Trustees                    22.11% of Class R1 shares
    J. Polep Distribution Services 401K
    c/o MFS
    500 Boylston Street
    Boston, MA 02116
    ..........................................................................

    Gerald Neville & Sachin Palkar Trs                  6.57% of Class R1 shares
    Logistics & Internet Systems, Inc.
    c/o MFS
    500 Boylston Street
    Boston, MA 02116
    ..........................................................................

    Thomas M. Mayrides Trustee                         16.60% of Class R1 shares
    Minerais U.S. LLC 401K Plan
    c/o MFS
    500 Boylston Street
    Boston, MA 02116
    ..........................................................................

    W. Marshall S. Courter Trustees                    20.53% of Class R1 shares
    Neon Communications Inc. 401K Plan
    c/o MFS
    500 Boylston Street
    Boston, MA 02116
    ..........................................................................

    John E. & Mary L. McShane Trustees                  8.80% of Class R1 shares
    Northern Dewatering Inc. 401K Plan
    c/o MFS
    500 Boylston Street
    Boston, MA 02116
    ..........................................................................

    Hayes and Kuokka Trustees                          11.39% of Class R1 shares
    Radiant Medical, Inc. 401K PSP
    c/o MFS
    500 Boylston Street
    Boston, MA 02116
    ..........................................................................

    Massachusetts Financial Services Co.               99.60% of Class R2 shares
    500 Boylston Street
    Boston, MA 02116-3740
    ..........................................................................

    MAC & Co.                                          58.53% of Class I shares
    P.O. Box 3198
    Pittsburgh, PA 15230
    ..........................................................................

    MFS Defined Contribution Plan                      16.03% of Class I shares
    MFS Investment Management, Inc.
    500 Boylston Street
    Boston, MA 02116-3740
    ..........................................................................

    MFS Pension Plan5.69% of Class I shares
    500 Boylston Street
    Boston, MA 02116-3740
    ..........................................................................

    ING National Trust                                 11.27% of Class I shares
    151 Farmington Ave. #T531
    Hartford, CT 06156-0001
    ..........................................................................

    MFS 529 Savings Plan100% of Class 529A shares
    500 Boylston Street
    Boston, MA 02116-3740
    ..........................................................................

    MFS 529 Savings Plan100% of Class 529B shares
    500 Boylston Street
    Boston, MA 02116-3740
    ..........................................................................

    MFS 529 Savings Plan100% of Class 529C shares
    500 Boylston Street
    Boston, MA 02116-3740
    ..........................................................................

STATEMENT OF ADDITIONAL INFORMATION

PART II


Part II of this SAI, dated January 1, 2004, as amended or supplemented from time to time, describes policies and practices that apply to each of the Funds in the MFS Family of Funds. References in this Part II to a "Fund" mean each Fund in the MFS Family of Funds, unless noted otherwise. References in this
Part II to a "Trust" means the Massachusetts business trust of which the Fund is a series, or, if the Fund is itself a Massachusetts business trust, references to a "Trust" shall mean the Fund.


-----------------
TABLE OF CONTENTS
-----------------

                                                                           PAGE
I    Management of the Fund ...............................................    1
     Trustees/Officers ....................................................    1
     Investment Adviser ...................................................    1
     Administrator ........................................................    2
     Custodian ............................................................    2
     Shareholder Servicing Agent ..........................................    2
     Distributor ..........................................................    3
     Program Manager ......................................................    3
     Code of Ethics .......................................................    3
II   Principal Share Characteristics ......................................    3
     Class A, Class 529A and Class J Shares ...............................    3
     Class B, Class 529B, Class C, Class 529C, Class R1, Class R2 and
     Class I Shares .......................................................    4
     Waiver of Sales Charges ..............................................    4
     Dealer Commissions and Concessions ...................................    4
     General ..............................................................    4
III  Distribution Plan ....................................................    4
     Features Common to Each Class of Shares ..............................    5
     Features Unique to Each Class of Shares ..............................    5
IV   Investment Techniques, Practices, Risks and Restrictions..............    7
V    Net Income and Distributions .........................................    7
     Money Market Funds ...................................................    7
     Other Funds ..........................................................    7
VI   Tax Considerations ...................................................    7
     Taxation of the Fund .................................................    7
     Taxation of Shareholders .............................................    8
     Special Rules for Municipal Fund Distributions .......................   10
     Special Considerations for 529 Share Classes .........................   10
VII  Portfolio Transactions and Brokerage Commissions .....................   11
VIII Determination of Net Asset Value .....................................   12
     Money Market Funds ...................................................   12
     Other Funds ..........................................................   l2
IX   Shareholder Services .................................................   13
     Investment and Withdrawal Programs ...................................   13
     Exchange Privilege ...................................................   16
     Tax-Deferred Retirement Plans ........................................   17
     Qualified Tuition Programs ...........................................   18
     Information Available to Shareholders ................................   18
X    Description of Shares, Voting Rights and Liabilities .................   18
     Appendix A -- Waivers of Sales Charges ...............................  A-1
     Appendix B -- Dealer Commissions and Concessions .....................  B-1
     Appendix C -- Investment Techniques, Practices and Risks .............  C-1
     Appendix D -- Description of Bond Ratings ............................  D-1
     Appendix E -- Trustees and Officers -- Identification and Background .  E-1
     Appendix F -- Investment Restrictions ................................  F-1
     Appendix G -- Proxy Voting Policies and Procedures ...................  G-1

I     MANAGEMENT OF THE FUND

      TRUSTEES/OFFICERS
      BOARD OVERSIGHT -- The Board of Trustees which oversees the Fund provides broad supervision over the affairs of the Fund. The Adviser is responsible for the investment management of the Fund's assets, and the officers of the Trust are responsible for its operations.


      TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND -- The identification and background of the Trustees and Officers of the Trust are set forth in Appendix E of this Part II.

      TRUSTEE RETIREMENT PLAN -- Prior to December 31, 2001, the Trust (except MFS Series Trust XI) had a retirement plan for non-interested Trustees and Trustees who were not officers of the Trust. Effective as of December 31, 2001, the Trustees terminated the Trust's retirement plan except as to Trustees who retired on or prior to that date. When the plan was terminated, an amount equivalent to the present value of each applicable Trustee's accrued benefits thereunder through the date of termination was calculated. For certain Funds, the Trustees received a lump sum payment of this amount. For other Funds, the Trustees deferred receipt of these accrued benefits under a new deferred compensation plan, under which the value of the benefits is periodically readjusted as though an equivalent amount had been invested in shares of the applicable Fund. The deferred compensation will be paid to the Trustees upon retirement or thereafter and will be based on the performance of the applicable Funds. Deferral of fees in accordance with the plan will not materially affect a Fund's assets, liabilities or net income per share. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund's obligation to pay the Trustee's deferred compensation is a general unsecured obligation.

        Trustees who retired on or prior to December 31, 2001, and who had served as Trustee for at least five years at the time of retirement, are entitled to certain payments under the retirement plan. Each such Trustee is entitled to receive annual payments during his or her lifetime of up to 50% of the Trustee's average annual compensation (based on the three years prior to his or her retirement) depending on the Trustee's length of service. The Fund amortizes its payment obligations under the plan.

      INDEMNIFICATION OF TRUSTEES AND OFFICERS -- The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities to the Trust or its shareholders, it is determined that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined, pursuant to the Declaration of Trust, that they have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.


      INVESTMENT ADVISER

      The Trust has retained Massachusetts Financial Services Company ("MFS" or the "Adviser") as the investment adviser for its Funds. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc. (an insurance company).


        The Adviser has retained, on behalf of one or more Funds, a sub-investment adviser to assist MFS in the management of the Fund's assets. A description of this sub-adviser, the services it provides and its compensation is provided under the caption "Management of the Fund -- Sub- Adviser" in Part I of this SAI for any Fund which uses this sub-adviser.


      INVESTMENT ADVISORY AGREEMENT -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement") for all of the Funds in the Trust. Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives an annual investment advisory fee, computed daily and paid monthly, as disclosed in the Prospectus under the heading "Management of the Fund(s)."


        The Adviser pays the compensation of the Trust's officers and of any Trustee who is an officer of the Adviser. The Adviser also furnishes at its own expense investment advisory and administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments and effecting its portfolio transactions.


        The Trust pays the compensation of the Trustees who are "not affiliated" with the Adviser and all expenses of the Fund (other than those assumed by the Adviser) including but not limited to: management fees; Rule 12b-1 fees; administrative services fees; program management services fees; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements, confirmations, periodic investment statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Fund's custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; organizational and start up costs; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party or otherwise may have an exposure, and the legal obligation which the Fund may have to indemnify the Trust's Trustees and officers with respect thereto. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except that the Distribution Agreement with MFS Fund Distributors, Inc. ("MFD") requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated between the series in a manner believed by management of the Trust to be fair and equitable.


        The Advisory Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI), or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement may be approved, renewed, amended or terminated as to one Fund in the Trust, even though the Agreement is not approved, renewed, amended or terminated as to any other Fund in the Trust.

        The Advisory Agreement grants to the Trust and the Fund a non-exclusive and non-transferable right and sub-license to use the names "Massachusetts Financial Services," "MFS" or any derivatives or logos associated with those names. If MFS for any reason no longer serves as investment adviser to the Fund, the Fund will promptly cease to use these MFS marks. MFS may permit other clients to use these MFS marks in their names or other material.

        The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its or their duties and obligations under the Advisory Agreement.


        The Adviser is free to render investment and/or other services to others. Whenever the Fund and one or more other funds or accounts advised by the Adviser have money available for investment, investments or opportunities to sell investments will be allocated in a manner believed by the Adviser to be fair and equitable to each client. The Adviser may cause the Fund to pay a broker or dealer a higher commission than another broker or dealer might have charged for effecting that transaction, if the Adviser determines, in good faith, that the higher commission was reasonable in relation to the value of brokerage and research services provided by the broker or dealer. For more information about the Fund's investment allocation and brokerage practices, see "Portfolio Transactions and Brokerage Commissions" below.


      ADMINISTRATOR
      MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement. Under this Agreement, the Fund pays MFS an administrative fee of up to 0.0175% on the first $2.0 billion; 0.0130% on the next $2.5 billion; 0.0005% on the next $2.5 billion; and 0.0% on amounts in excess of $7.0 billion, per annum of the Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services.


        In addition, MFS is responsible for providing certain administrative services with respect to Class R2 shares. These services include various administrative, recordkeeping and communication/educational services with respect to the retirement plans which invest in Class R2 shares, and may be provided directly by MFS or by a third party. The Fund pays an annual 0.25% administrative service fee solely from the assets of Class R2 shares to MFS for the provision of these services.

      CUSTODIAN
      State Street Bank and Trust Company and/or JP Morgan Chase Bank (each a "Custodian") is the custodian of the assets of certain Funds. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, serving as the Fund's foreign custody manager, providing reports on foreign securities depositaries, and, with respect to State Street Bank and Trust Company, calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. State Street Bank and Trust Company also acts as the dividend disbursing agent of the Fund.


      SHAREHOLDER SERVICING AGENT

      MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to an Amended and Restated Shareholder Servicing Agreement (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, MFSC will receive an annual fee of 0.11% of the average daily net assets of the Fund. In addition, MFSC will be reimbursed by the Fund for certain expenses incurred by MFSC (including sub-transfer agent or administrative fees, if any) on behalf of the Fund. The Custodian has contracted with MFSC to perform certain dividend disbursing agent functions for the Fund. MFSC or the Fund may also contract with other third-party service providers to provide some or all of the services described above. In addition, MFSC has contracted with other service providers to provide certain shareholder or administrative services to the Fund.

      DISTRIBUTOR
      MFS Fund Distributors, Inc. ("MFD" or the "Distributor"), a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to an Amended and Restated Distribution Agreement (the "Distribution Agreement"). The Distribution Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI) and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.


      PROGRAM MANAGER
      MFD serves as program manager for a qualified tuition program under
      Section 529 of the Internal Revenue Code through which the Funds' 529 share classes are available as investment options to program participants. From time to time, the Funds' 529 share classes may be offered through qualified tuition programs for which MFD does not serve as program manager. The Funds which offer 529 share classes have entered into a Master 529 Administrative Services Agreement, pursuant to which the Funds pay MFD an annual fee of up to 0.35% from Fund assets attributable to the 529 share classes made available through qualified tuition programs.

      CODE OF ETHICS

      The Fund and its Adviser and Distributor have each adopted a code of ethics as required under the Investment Company Act of 1940 ("the 1940 Act"). Subject to certain conditions and restrictions, this code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Fund. Securities transactions by some of these persons may be subject to prior approval of the Adviser's Compliance Department and securities transactions of certain personnel are subject to quarterly reporting and review requirements. The code is on public file with, and is available from, the Securities and Exchange Commission (the "SEC"). See the back cover of the prospectus for information on obtaining a copy.


II    PRINCIPAL SHARE CHARACTERISTICS

      Set forth below is a description of Class A, 529A, B, 529B, C, 529C, R1, R2, I and J shares offered by the MFS Family of Funds (the MFS Funds). Some MFS Funds may not offer each class of shares -- see the Prospectus of the Fund to determine which classes of shares the Fund offers.

        The term "dealer" as used in the SAI includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institution having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates.


      CLASS A, CLASS 529A AND CLASS J SHARES

    MFD acts as a distributor in selling Class A, 529A and J shares of the Fund to dealers. The public offering price of Class A, 529A and J shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A, 529A and J share of the Fund is calculated by dividing the net asset value of a share, of the share class, by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "How to Purchase, Exchange and Redeem Shares" in the Prospectus). The sales charge scale set forth in the Prospectus applies to purchases of Class A and 529A shares of the Fund alone or in combination with shares of all classes of certain other funds in the MFS Family of Funds and other funds (as noted under Right of Accumulation) by any person, including members of a family unit (e.g., husband, wife and minor children) and bona fide trustees, and also applies to purchases made under the Right of Accumulation or a Letter of Intent (see "Investment and Withdrawal Programs" below). A group might qualify to obtain quantity sales charge discounts (see "Investment and Withdrawal Programs" below). Certain purchases of Class A shares (but not Class 529A shares) may be subject to a 1% CDSC instead of an initial sales charge, as described in the Fund's Prospectus.


        In addition, purchases of Class A shares (but not Class 529A shares) made under the following four categories are not subject to an initial sales charge; however, a CDSC of 1% will be deducted from redemption proceeds if the redemption is made within 12 months of purchase:

        o Investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended (referred to as ERISA), if, prior to July 1, 1996

            > the plan had established an account with MFSC; and

            > the sponsoring organization had demonstrated to the satisfaction of MFD that either:

                + The employer had at least 25 employees; or

                + The total purchases by the retirement plan of Class A shares of the MFS Funds would be in the amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion;

        o Investment in Class A shares by certain retirement plans subject to ERISA, if


            > The retirement plan is one for which MFS (or one of its
              affiliates) is responsible for providing participant recordkeeping services;

            > The plan established an account with MFSC between July 1, 1996 and March 30, 2001; and


            > The total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) of Class A shares of the MFS Funds will be in the amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion;

        o Investments in Class A shares by certain retirement plans subject to ERISA, if

            > The plan established an account with MFSC between July 1, 1996 and March 30, 2001; and

            > The plan has, at the time of purchase, either alone or in aggregate with other plans maintained by the same plan sponsor, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds.

            > THE RETIREMENT PLANS WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE
              PLANS OR THEIR SPONSORING ORGANIZATION INFORMS MFSC PRIOR TO THE PURCHASES THAT THE PLANS HAVE A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS; MFSC HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH PLANS QUALIFY UNDER THIS CATEGORY.


        o Investment in Class A shares by certain retirement plans subject to ERISA, if


            > The plan established an account with MFSC between July 1, 1997 and December 31, 1999;

            > The plan records are maintained on a pooled basis by MFSC; and

            > The sponsoring organization demonstrates to the satisfaction of
              MFD that, at the time of purchase, the employer has at least 200 eligible employees and the plan has aggregate assets of at least $2,000,000.


      CLASS B, CLASS 529B, CLASS C, CLASS 529C, CLASS R1, CLASS R2, AND CLASS I SHARES
      MFD acts as distributor in selling Class B, Class C, Class R1, Class R2, Class 529B, Class 529C and Class I shares of the Fund. The public offering price of Class B, Class C, Class R1, Class R2, Class 529B, Class 529C and Class I shares is their net asset value next computed after the sale. Class B, Class C, Class 529B and Class 529C shares are generally subject to a CDSC, as described in the Fund's Prospectus.


      WAIVER OF SALES CHARGES

      In certain circumstances, the initial sales charge imposed upon purchases of Class A and 529A shares and the CDSC imposed upon redemptions of Class A, B, C, 529B and 529C shares are waived. These circumstances are described in Appendix A of this Part II.


      DEALER COMMISSIONS AND CONCESSIONS
      MFD pays commissions and provides concessions to dealers that sell Fund shares. These dealer commissions and concessions are described in Appendix B of this Part II.

      GENERAL

      Neither MFD nor dealers are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to dealers. MFD may benefit from its temporary holding of funds paid to it by investment dealers for the purchase of Fund shares.


III   DISTRIBUTION PLAN

      The Trustees have adopted a Distribution Plan for Class A, Class 529A, Class B, Class 529B, Class C, Class 529C, Class R1, Class R2, and Class J shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders.

        The provisions of the Distribution Plan are severable with respect to each Class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Fund required to liquidate portfolio securities to meet redemptions. The Distribution Plan is also designed to assist in the servicing and maintenance of shareholder accounts, and to minimize redemptions and reductions in net assets in order to maintain asset levels. There is, however, no assurance that the net assets of the Fund will increase or not be reduced, or that the other benefits referred to above will be realized.


        In certain circumstances, the fees described below may not be imposed, are being waived or do not apply to certain MFS Funds. Current distribution and service fees for each Fund are reflected under the captions "Expense Summary" and "Description of Share Classes -- Distribution and Service Fees" in the Prospectus.

      FEATURES COMMON TO EACH CLASS OF SHARES
      There are features of the Distribution Plan that are common to each Class of shares, as described below.


      SERVICE FEES -- The Distribution Plan provides that the Fund may pay
      MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A, Class B, Class C, Class R1, Class R2, Class 529A, Class 529B, Class 529C, or Class J shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate dealers which enter into an agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the dealer with respect to shares of the Designated Class owned by investors for whom such dealer is the dealer or holder of record or for whom the dealer provides such services. MFD may from time to time reduce the amount of the service fees paid to dealers. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Distribution Plan for which there is no dealer of record, for which payment of the service fee to dealers has been reduced, or for which qualification standards have not been met.


      DISTRIBUTION FEES -- The Distribution Plan provides that the Fund may pay MFD a distribution fee in addition to the service fee described above based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expense and equipment. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each Class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.

      OTHER COMMON FEATURES -- Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each Class of shares covered by the Distribution Plan.

        The Distribution Plan remains in effect from year to year only if its continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the Designated Class of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the Designated Class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the Designated Class of the Fund's shares or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non- interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.

      FEATURES UNIQUE TO EACH CLASS OF SHARES
      There are certain features of the Distribution Plan that are unique to each Class of shares, as described below.


      CLASS A AND CLASS 529A SHARES -- Class A and 529A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the dealer making the sale (the remainder of which is paid to MFD). In addition to the initial sales charge, the dealer also generally receives the ongoing 0.25% per annum service fee, as discussed above.

        The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to 0.10% of Class A shares' average daily net assets (0.25% per annum for the MFS International Growth Fund, MFS International Value Fund, MFS Emerging Markets Equity Fund, MFS International Strategic Growth Fund, and MFS International Strategic Value Fund until April 1, 2004, and then 0.10% thereafter) and 0.25% of Class 529A shares' average daily net assets. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to dealers and payments to wholesalers employed by MFD (e.g., MFD pays commissions to dealers with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% per annum of Class A shares' average daily net assets (0.50% per annum for the MFS International Growth Fund, MFS International Value Fund, MFS Emerging Markets Equity Fund, MFS International Strategic Growth Fund, and MFS International Strategic Value Fund until April 1, 2004, and then 0.35% thereafter) and 0.50% per annum of Class 529A shares' average daily net assets, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

      CLASS B AND CLASS 529B SHARES -- Class B and 529B shares are offered at net asset value without an initial sales charge but subject to a CDSC as described in the Prospectus. MFD will advance to dealers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

        Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class B and 529B shares, respectively. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to dealers upon purchase of Class B and 529B shares).

      CLASS C AND CLASS 529C SHARES -- Class C and 529C shares are offered at net asset value without an initial sales charge but subject to a CDSC of 1.00% as described in the Prospectus. MFD will generally pay a commission to dealers of up to 1.00% of the purchase price of Class C or 529C shares purchased through dealers at the time of purchase. In compensation for this 1.00% commission paid by MFD to dealers, MFD will retain the 1.00% per annum Class C or 529C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and dealers will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

        This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn generally pays to dealers), as discussed above, and a distribution fee paid to MFD (which MFD also in turn generally pays to dealers) under the Distribution Plan, equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C or 529C shares, respectively.

      CLASS R1 AND CLASS R2 SHARES -- Class R1 and R2 shares are offered at net asset value without an initial sales charge or CDSC. Class R1 and R2 shares are generally available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans. MFD may pay an up front commission from the Class R1 and R2 distribution fee and may pay the ongoing service fee to the dealer making the sale or providing certain services to the retirement plan.

        The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to up to 0.25% of the Fund's average daily net assets attributable to Class R1 and R2 shares, respectively. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to dealers and payments to wholesalers employed by MFD. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed up to 0.50% per annum of the average daily net assets of the Fund attributable to Class R1 and R2 shares, respectively, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.


      CLASS J SHARES -- Class J shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the dealer making the sale (the remainder of which is paid to MFD). In addition to the initial sales charge, the dealer also generally receives the ongoing 0.25% per annum service fee, as discussed above.

        The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to up to 0.75% of the Fund's average daily net assets attributable to Class J shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to dealers and payments to wholesalers employed by MFD. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed up to 1.00% per annum of the average daily net assets of the Fund attributable to Class J shares, the Fund is permitted to pay such distribution-related expenses or other distribution- related expenses.

IV    INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS
      Set forth in Appendix C of this Part II is a description of investment techniques and practices which the MFS Funds may generally use in pursuing their investment objectives and investment policies, and the risks associated with these investment techniques and practices. Set forth in Appendix F of this Part II is a description of investment restrictions to which the Fund is subject.

V     NET INCOME AND DISTRIBUTIONS

      MONEY MARKET FUNDS
      The net income attributable to each MFS Fund that is a money market fund is determined each day during which the New York Stock Exchange is open for trading (see "Determination of Net Asset Value" below for a list of days the Exchange is closed).


        For this purpose, the net income attributable to shares of a money market fund (from the time of the immediately preceding determination thereof) shall consist of (i) all interest income accrued on the portfolio assets of the money market fund, (ii) less all actual and accrued expenses of the money market fund determined in accordance with generally accepted accounting principles, and (iii) plus or minus net realized gains and losses on the assets of the money market fund, if any. Interest income shall include discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity.

        Since the net income is declared as a dividend each time the net income is determined, the net asset value per share (i.e., the value of the net assets of the money market fund divided by the number of shares outstanding) is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment, representing the reinvestment of dividend income, is reflected by an increase in the number of shares in the shareholder's account.


        It is expected that the shares of the money market fund will have a positive net income at the time of each determination thereof. If for any reason the net income determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the money market fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month (or during the month in the case of an account liquidated in its entirety), the money market fund could reduce the number of its outstanding shares by treating each shareholder of the money market fund as having contributed to its capital that number of full and fractional shares of the money market fund in the account of such shareholder which represents its proportion of such excess. Each shareholder of the money market fund will be deemed to have agreed to such contribution in these circumstances by its investment in the money market fund. This procedure would permit the net asset value per share of the money market fund to be maintained at a constant $1.00 per share.

      OTHER FUNDS

      Each MFS Fund other than the MFS money market funds intends to distribute to its shareholders all or substantially all of its net investment income. These Funds' net investment income consists of non-capital gain income less expenses. In addition, these Funds intend to distribute net realized short- and long-term capital gains, if any, at least annually. Shareholders will be informed of the tax consequences of such distributions, including whether any portion represents a return of capital, after the end of each calendar year.


VI    TAX CONSIDERATIONS
      The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting the Fund and its shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisors about the impact an investment in the Fund may have on their own tax situations.

      TAXATION OF THE FUND

      FEDERAL TAXES -- The Fund (even if it is a fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has elected (or in the case of a new Fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of its distributions (as a percentage of both its investment company taxable income and any tax-exempt income), and the composition of its portfolio assets. As a regulated investment company, the Fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the Fund failed to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions would generally be taxable as dividend income to the shareholders.


      MASSACHUSETTS TAXES -- As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

      TAXATION OF SHAREHOLDERS

      TAX TREATMENT OF DISTRIBUTIONS -- Subject to the special rules discussed below for Municipal Funds, shareholders of the Fund normally will have to pay federal income tax and any state or local income taxes on the dividends and capital gain distributions they receive from the Fund. Except as described below, any distributions from ordinary income or from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes whether paid in cash or reinvested in additional shares. Certain distributions of ordinary dividends to a non-corporate shareholder of the Fund may qualify as "qualified dividend income," provided that they are so designated by the Fund and that the recipient shareholder satisfies certain holding period requirements and refrains from making certain elections. Those distributions will be taxed at reduced rates to the extent derived from "qualified dividend income" of the Fund. If more than 95% of the Fund's gross income, calculated without taking into account long-term capital gains, consists of "qualified dividend income," the Fund may designate, and the Fund's non-corporate shareholders may then treat, all of those distributions as "qualified dividend income" if the shareholders satisfy certain holding period requirements and refrain from making certain elections. "Qualified dividend income" generally is income derived from dividends from U.S. corporations or from "qualified foreign corporations," which are corporations that are either incorporated in a U.S. possession or eligible for benefits under certain U.S. tax treaties. Distributions from a foreign corporation that is not a "qualified foreign corporation" may nevertheless be treated as "qualified dividend income" if the applicable stock is readily tradable on an established U.S. securities market. Stock is considered readily tradable on an established U.S. securities market if that stock, or an American Depository Receipt (an ADR) with respect to that stock, is listed on certain securities exchanges or on the Nasdaq Stock Market. "Passive foreign investment companies," "foreign personal holding companies" and "foreign investment companies" will not be treated as "qualified foreign corporations" for these purposes.

        Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares.

        Any Fund dividend that is declared in October, November or December of any calendar year, payable to shareholders of record in such a month and paid during the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

        Any Fund distribution, other than dividends that are declared by the Fund on a daily basis, will have the effect of reducing the per share net asset value of Fund shares by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any such distribution (other than an exempt-interest dividend) may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

      DIVIDENDS-RECEIVED DEDUCTION -- If the Fund receives dividend income from U.S. corporations, a portion of the Fund's ordinary income dividends is normally eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments.


      DISPOSITION OF SHARES -- In general, any gain or loss realized upon a disposition of Fund shares by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to "wash sales." Gain may be increased (or loss reduced) upon a redemption of Class A Fund shares held for 90 days or less followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of the Fund or of any other shares of an MFS Fund generally sold subject to a sales charge.

      DISTRIBUTION/ACCOUNTING POLICIES -- The Fund's current distribution and accounting policies will affect the amount, timing, and character of distributions to shareholders and may, under certain circumstances, make an economic return of capital taxable to shareholders.

      U.S. TAXATION OF NON-U.S. PERSONS -- Dividends and certain other payments (but not including distributions of net capital gains) to persons who are neither citizens nor residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. The Fund intends to withhold at that rate on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. The Fund may withhold at a lower rate permitted by an applicable treaty if the shareholder provides the documentation required by the Fund. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims.


      BACKUP WITHHOLDING -- The Fund is also required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, including capital gain dividends, redemption proceeds (except for redemptions by money market funds), and certain other payments that are paid to any non-corporate shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

      FOREIGN INCOME TAXATION OF NON-U.S. PERSONS -- Distributions received from the Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions.


      STATE AND LOCAL INCOME TAXES: U.S. GOVERNMENT SECURITIES -- Dividends paid by the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes. The Fund generally intends to advise shareholders of the extent, if any, to which its dividends consist of such interest. Shareholders are urged to consult their tax advisors regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.


      CERTAIN SPECIFIC INVESTMENTS -- Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. Any investment in residual interests of a Collateralized Mortgage Obligation (a CMO) that has elected to be treated as a real estate mortgage investment conduit, or "REMIC," can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

      OPTIONS, FUTURES CONTRACTS, AND FORWARD CONTRACTS -- The Fund's transactions in options, Futures Contracts, Forward Contracts, short sales "against the box," and swaps and related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. These special rules may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. The Fund will limit its activities in options, Futures Contracts, Forward Contracts, short sales "against the box" and swaps and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code.

      FOREIGN INVESTMENTS -- Special tax considerations apply with respect to foreign investments by the Fund. Foreign exchange gains and losses realized by the Fund may be treated as ordinary income and loss. Use of foreign currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market certain investments in "passive foreign investment companies" on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.


      FOREIGN INCOME TAXES -- Investment income received by the Fund and gains with respect to foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance, since the amount of the Fund's assets to be invested within various countries is not known.

        If the Fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, it may elect to "pass through" to its shareholders foreign income taxes paid by it. If the Fund so elects, shareholders will be required to treat their pro rata portions of the foreign income taxes paid by the Fund as part of the amounts distributed to them by it and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the Fund is not eligible, or does not elect, to "pass through" to its shareholders foreign income taxes it has paid, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.

      SPECIAL RULES FOR MUNICIPAL FUND DISTRIBUTIONS
      The following special rules apply to shareholders of funds whose objective is to invest primarily in obligations that pay interest that is exempt from federal income tax ("Municipal Funds").

      TAX EXEMPT DISTRIBUTIONS -- The portion of a Municipal Fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the Fund as an "exempt-interest dividend" under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund's assets consists of tax-exempt securities at the close of each quarter of the Fund's taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends may increase a corporate shareholder's alternative minimum tax. Except when the Fund provides actual monthly percentage breakdowns, the percentage of income designated as tax-exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax- exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from the Fund on their federal income tax returns.


      TAXABLE DISTRIBUTIONS -- A Municipal Fund may also earn some income that is taxable (including interest from any obligations that lose their federal tax exemption) and may recognize capital gains and losses as a result of the disposition of securities and from certain options and futures transactions. Shareholders normally will have to pay federal income tax on the non-exempt-interest dividends and capital gain distributions they receive from the Fund, whether paid in cash or reinvested in additional shares. However, the Fund does not expect that the non-tax-exempt portion of its net investment income, if any, will be substantial. Because the Fund expects to earn primarily tax-exempt interest income, it is expected that Fund dividends will not qualify for the dividends-received deduction for corporations and will not be treated as "qualified dividend income" taxable to non-corporate shareholders at reduced rates.

      CONSEQUENCES OF DISTRIBUTIONS BY A MUNICIPAL FUND: EFFECT OF ACCRUED TAX-EXEMPT INCOME -- Shareholders redeeming shares after tax-exempt income has been accrued but not yet declared as a dividend should be aware that a portion of the proceeds realized upon redemption of the shares will reflect the existence of such accrued tax-exempt income and that this portion may be subject to tax as a capital gain even though it would have been tax-exempt had it been declared as a dividend prior to the redemption. For this reason, if a shareholder wishes to redeem shares of a Municipal Fund that does not declare dividends on a daily basis, the shareholder may wish to consider whether he or she could obtain a better tax result by redeeming immediately after the Fund declares dividends representing substantially all the ordinary income (including tax-exempt income) accrued for that period.


      CERTAIN ADDITIONAL INFORMATION FOR MUNICIPAL FUND SHAREHOLDERS -- Interest on indebtedness incurred by shareholders to purchase or carry Fund shares will not be deductible for federal income tax purposes. Exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisors before purchasing Fund shares.

      CONSEQUENCES OF REDEMPTION OF SHARES -- Any loss realized on a redemption of Municipal Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to those shares. If not disallowed, any such loss will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares.

      STATE AND LOCAL INCOME TAXES: MUNICIPAL OBLIGATIONS -- The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or local taxing authority. Some states do exempt from tax that portion of an exempt-interest dividend that represents interest received by a regulated investment company on its holdings of securities issued by that state and its political subdivisions and instrumentalities. Therefore, the Fund will report annually to its shareholders the percentage of interest income earned by it during the preceding year on Municipal Bonds and will indicate, on a state-by-state basis only, the source of such income.

      SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES The following special considerations apply specifically to the ownership of a Fund's 529 share classes through a tuition program that qualifies under Section 529 of the Code.

        The 529 share classes are an investment option under one or more tuition programs designed to qualify under Section 529 of the Code so that earnings on investments are not subject to federal income tax (to either a contributor to the tuition program or a designated beneficiary) until the earnings are withdrawn. Withdrawals of earnings that are used to pay "qualified higher education expenses" are tax-free for federal income tax purposes for tax years beginning on or before December 31, 2010. State and local taxes may still apply. These tax benefits are not available to 529 shares that are not owned through a qualifying Section 529 tuition program.

        Withdrawals of earnings that are not used for the designated beneficiary's qualified higher education expenses generally are subject not only to federal income tax but also to a 10% penalty tax unless such amounts are transferred within sixty (60) days to another tuition program for the same designated beneficiary (only one such transfer may be made in any twelve (12) month period) or another designated beneficiary who is a member of the family of the designated beneficiary with respect to which the distribution was made and certain other conditions are satisfied. The 10% penalty tax will not apply to withdrawals made under certain circumstances, including certain withdrawals made after the designated beneficiary dies or becomes disabled. Withdrawals attributable to contributions to the tuition program (including the portion of any rollover from another tuition program that is attributable to contributions to that program) are not subject to tax.

VII   PORTFOLIO TRANSACTIONS AND
      BROKERAGE COMMISSIONS
      Specific decisions to purchase or sell securities for the Fund are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser in a similar capacity.


        In connection with the selection of broker dealers and the placing of Fund portfolio transactions, the Adviser seeks to achieve for the Fund the best overall price and execution available from responsible brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions.

        In the case of securities traded in the over-the-counter market, the Adviser normally seeks to deal directly with the primary market makers, unless in its opinion, best execution may be available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on tender or exchange offers. Such soliciting or dealer fees are in effect recaptured by the MFS Funds. At present, no other recapture arrangements are in effect.

        As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser may cause the Fund to pay a broker or dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other brokers or dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer viewed in terms or either a particular transaction or the Adviser's overall responsibilities to the Fund and its other clients. "Commissions," as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, mark-downs, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.


        Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage and research services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's other clients in part for providing such brokerage and research services.

        The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

        Broker-dealers may be willing to furnish statistical, research and other factual information or service ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund and the Adviser's other clients.

        The Adviser's investment management personnel seek to evaluate the quality of Research provided by brokers. Results of this effort are made available to the Adviser's Equity Trading Department which sometimes uses this information as a consideration in the selection of brokers to execute portfolio transactions. However, the Adviser is unable to quantify the amount of commissions which were paid as a result of such Research because a substantial number of transactions are effected through brokers which provide Research but which were selected principally because of their execution capabilities.

        The advisory fee paid by the Fund to the Adviser is not reduced as a consequence of the Adviser's receipt of Research. To the extent the Fund's portfolio transactions are used to obtain Research, the brokerage commissions paid by the Fund might exceed those that might otherwise be paid, by an amount which cannot be currently determined. The Research received is useful and of value to the Adviser in serving both the Fund and other clients of the Adviser. While the Research is not expected to reduce the expenses of the Adviser, the Adviser would, through the use of the Research, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.


        In effecting portfolio transactions on behalf of the Fund and the Adviser's other clients, the Adviser from time to time may instruct the broker-dealer that executes a transaction to allocate, or "step out," a portion of such transaction to another broker-dealer. The broker-dealer to which the Adviser has "stepped out" would then settle and complete the designated portion of the transaction, and the executing broker-dealer would settle and complete the remaining portion of the transaction that has not been "stepped out." Each broker-dealer would receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.


        Consistent with the Advisory Agreement and applicable rules and regulations, the Adviser may consider sales of shares of the Fund and of other funds or accounts of the Adviser as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

        The Fund has entered into an arrangement with State Street Brokerage Services, Inc. ("SSB"), an affiliate of State Street Bank and Trust Company, one of the Fund's Custodians, under which, with respect to any brokerage transactions directed to SSB, the Fund receives, on a trade-by-trade basis, a credit for part of the brokerage commission paid, which is applied against other expenses of the Fund, including the Fund's custodian fee. The Adviser receives no direct or indirect benefit from this arrangement.

        In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Fund believes that its ability to participate in volume transactions will produce better executions for the Fund.

VIII  DETERMINATION OF NET ASSET VALUE

      The net asset value per share of each class of the Fund is determined each day during which the New York Stock Exchange (the "Exchange") is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day; Martin Luther King Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time) by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding. The MFS Government Money Market Fund also determines its net asset value as of 8:30 a.m. Eastern time on each day the Exchange is open for business.


      MONEY MARKET FUNDS
      Portfolio securities of each MFS Fund that is a money market fund are valued at amortized cost, which the Board of Trustees which oversees the money market fund has determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This valuation method will continue to be used until such time as the Board of Trustees determines that it does not constitute fair value for such purposes. Each money market fund will limit its portfolio to those investments in U.S. dollar-denominated instruments which the Adviser under the supervision of the Fund's Board of Trustees determines present minimal credit risks, and which are of high quality as determined by any major rating service or, in the case of any instrument that is not so rated, of comparable quality as determined by the Adviser under the supervision of the Fund's Board of Trustees. Each money market fund has also agreed to maintain a dollar-weighted average maturity of 90 days or less and to invest only in securities maturing in 13 months or less. The Board of Trustees which oversees each money market fund has established procedures designed to stabilize its net asset value per share, as computed for the purposes of sales and redemptions, at $1.00 per share. If the Board determines that a deviation from the $1.00 per share price may exist which may result in a material dilution or other unfair result to investors or existing shareholders, it will take corrective action it regards as necessary and appropriate, which action could include the sale of instruments prior to maturity (to realize capital gains or losses); shortening average portfolio maturity; withholding dividends; or using market quotations for valuation purposes.

      OTHER FUNDS
      The following valuation techniques apply to each MFS Fund that is not a money market fund.


        Equity securities in the Fund's portfolio for which current market quotations are readily available are valued at the last sale or official closing price on the primary market or exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day. If no sales are reported, as may be the case for securities traded over the counter, securities are valued on the basis of valuations furnished by a pricing service or on the basis of quotations obtained from brokers and dealers. Bonds and other fixed income securities (other than short-term obligations) in the Fund's portfolio are valued at an evaluated bid price on the basis of valuations furnished by a pricing service or on the basis of quotes from brokers and dealers.

        All other securities, futures contracts and options in the Fund's portfolio (other than short-term obligations) for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, futures contracts or options are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices on the basis of valuations furnished by a pricing source or on the basis of quotes from brokers and dealers. Prices obtained from pricing services may utilize both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data since such valuations are believed to reflect more accurately the fair value of such securities. Use of the pricing services has been approved by the Board of Trustees. Forward Contracts and Currency Options will be valued using a pricing model taking into consideration market data from an external pricing source.

        Short-term obligations in the Fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer supplied valuations.

        The Funds value their portfolio securities at current market prices where current market prices are readily available, or at fair value as determined under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. For example, in valuing securities that trade principally on foreign markets, the Funds use the most recent closing market prices where available from the markets on which they principally trade, unless the most recent closing market prices, in the Funds' judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the Funds' valuation time, such closing prices may not be reflective of current market prices and current market prices may not be readily available when the Funds determine net asset value, and therefore the Funds may adjust closing market prices of foreign securities to reflect what they believe to be the fair value of the securities as of the Funds' valuation time.

        All investments and assets are expressed in U.S. dollars based upon current currency exchange rates.


IX    SHAREHOLDER SERVICES

      INVESTMENT AND WITHDRAWAL PROGRAMS

      The Fund makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These programs are described below and, in certain cases, in the Prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A or 529A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund. Some of those services and programs may not be available to you if your shares are held in the name of your financial adviser or if your investment in the Fund is made through a retirement fund or 529 tuition program.

      LETTER OF INTENT -- If a shareholder (other than a group purchaser described below under "Group Purchases") commits to invest a specific dollar amount of Class A or 529A shares of the Fund alone or in combination with shares of any class of MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or for Class A shares, a 36-month period in the case of purchases of $1 million or more), the shareholder may obtain Class A or 529A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application or filing a separate Letter of Intent application (available from MFSC) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The shareholder or his or her dealer must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his or her purchases within 13 months (or 36 months in the case of purchases of Class A shares of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, the shareholder will pay the increased amount of the sales charge as described in the Prospectus. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.


        Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by MFSC in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to the shareholder's order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

        If the intended investment is not completed, MFSC will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by MFSC. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints MFSC his or her attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.


      RIGHT OF ACCUMULATION -- A shareholder qualifies for cumulative quantity discounts on the purchase of Class A or 529A shares when the shareholder's new investment, together with the current offering price value of all holdings of Class A, Class B, Class C, Class R1, Class R2, Class 529A, Class 529B and Class 529C shares of that shareholder, including members of a family unit (e.g., husband, wife and minor children) and bona fide trustees, in the MFS Funds or MFS Fixed Fund reaches a discount level; provided, however, that accounts held in omnibus or group arrangements may not be aggregated with individual shareholder accounts for purposes of the Right of Accumulation discount. See "Purchases" in the Prospectus for the sales charges on quantity discounts. A shareholder must provide MFSC (or the shareholder's investment dealer must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

      SUBSEQUENT INVESTMENT BY TELEPHONE -- Each shareholder may purchase additional shares of any MFS Fund by telephoning MFSC toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by MFSC on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. MFSC will request personal or other information from the caller, and will generally also record calls. You may elect this provilege on your account application if you wish to use telephone transactions. If you have elected this privilege, you will be liable for any losses resulting from unauthorized telephone transactions unless MFSC does not follow reasonable procedures designed to verify the identity of the caller. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

      DISTRIBUTION INVESTMENT PROGRAM -- Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of that fund are available for sale. Such investments will be subject to additional purchase minimums. Distributions will be invested at net asset value (exclusive of any sales charge) and will not be subject to any CDSC or redemption fee, if applicable. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.

      SYSTEMATIC WITHDRAWAL PLAN -- Except with respect to the 529 share classes, a shareholder may direct MFSC to send the shareholder (or anyone the shareholder designates) regular periodic payments based upon the value of the shareholder's account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of establishment of the SWP. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order: (i) shares representing reinvested distributions; (ii) shares representing undistributed capital gains and income; and (iii) to the extent necessary, shares representing direct investments subject to the lowest CDSC. The CDSC will be waived in the case of redemptions of Class B and Class C shares pursuant to a SWP, but will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC. Redemptions made under SWP are not subject to a redemption fee, if applicable. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be received in full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, MFSC. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the dollar amount of each payment. MFSC may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by MFSC on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.


      INVEST BY MAIL -- Additional investments of $50 or more may be made at any time by mailing a check payable to the Fund directly to MFSC. The shareholder's account number and the name of the shareholder's investment dealer must be included with each investment.


      GROUP PURCHASES -- A bona fide group and all its members may be treated at MFD's discretion as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent) obtain quantity sales charge discounts on the purchase of Class A or 529A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.


      AUTOMATIC EXCHANGE PLAN -- Shareholders having account balances of at least $2,000 in any MFS Fund may participate in the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder (if available for sale). Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial transfer will occur after receipt and processing by MFSC of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.


        Exchanges made under the Automatic Exchange Plan may not be subject to the limitations on exchange activity under the Fund's Exchange Limitation Policies as described in the Prospectus. No transaction fee or redemption fee, if applicable, for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A or 529A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to the Fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by MFSC in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.

        A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan. However, such investments may be subject to the Fund's Exchange Limitation Policies as described in the Prospectus. The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.

      REINSTATEMENT PRIVILEGE -- Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A or 529A shares of MFS Cash Reserve Fund in the case where shares of such funds are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge). For shareholders who exercise this privilege after redeeming Class A, Class C or Class 529C shares, if the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC you paid; however, your new Class A, Class C or Class 529C shares (as applicable) will still be subject to a CDSC for up to one year from the date you originally purchased the shares redeemed.

        Shareholders who redeem Class B or Class 529B shares and then exercise their 90-day reinstatement privilege may reinvest their redemption proceeds in Class A or Class 529A shares, in which case the Class A or Class 529A shares purchased will not be subject to a front-end sales charge or a CDSC, but if you paid a CDSC when you redeemed your Class B or Class 529B shares, your account will not be credited with the CDSC you paid.

        In the case of proceeds reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A or Class 529A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.


      EXCHANGE PRIVILEGE

      Subject to the requirements set forth below and subject to the Fund's policies on excessive trading as described in the Prospectus, some or all of the shares of the same class in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if the purchaser is eligible to purchase the Class of shares) at net asset value. Exchanges will be made only after instructions in writing, by telephone or by other means acceptable to MFSC (an "Exchange Request") are received for an established account by MFSC, and are subject to the Funds' excessive trading policies and right to reject, restrict or cancel any purchase or exchange order.

      EXCHANGES AMONG MFS FUNDS (EXCLUDING EXCHANGES FROM MFS MONEY MARKET FUNDS) -- No initial sales charge or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, the CDSC will be unaffected by the exchange and the holding period for purposes of calculating the CDSC will carry over to the acquired shares. For exchanges into and from the MFS Government Money Market Fund, the net asset value determined as of the close of regular trading on the NYSE (generally 4:00 p.m.) will be used (as opposed to the net asset value determined as of 8:30 a.m.).

      EXCHANGES INVOLVING AN MFS MONEY MARKET FUND -- Class A, I, 529A, R1 and R2 shares of a Fund may be exchanged for shares of the MFS Money Market Fund. Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. The rules are described under the caption "How to Purchase, Exchange and Redeem Shares" in the Prospectuses of those MFS money market funds.

      EXCHANGES INVOLVING THE MFS FIXED FUND -- Class A, C, R1 and R2 shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A, C, R1 and R2 shares of any MFS Fund (if the share purchase eligibility for these share classes is met) (subject to applicable limitations on the exchange privilege). With respect to exchanges between Class C shares subject to a CDSC and Units, a shareholder will only be eligible to make the exchange if the CDSC would have been waived had the Class C shares been redeemed. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.


      SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES -- A shareholder's ability to exchange Class 529A, 529B or 529C shares of an MFS Fund for shares of corresponding 529 share classes of other Funds may be limited under
      Section 529 of the Internal Revenue Code and the tuition program through which the investment in the MFS Funds is made.


      GENERAL -- Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of participants in MFS Serviced Retirement Plans) or all the shares in the account. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If the Exchange Request is received by MFSC prior to the close of regular trading on the Exchange the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time (and subject to the Funds' policies on excessive trading as discussed in Fund Prospectuses). Investment advisers and intermediaries which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to MFD by facsimile or electronic means subject to the requirements set forth above.


        Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from investment dealers or MFSC. A shareholder considering an exchange should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any exchange.

        Any state income tax advantages for investment in shares of each state-specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws. The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations imposed from time to time at the discretion of the Funds in order to protect the Funds.

      TAX-DEFERRED RETIREMENT PLANS
      Shares of the Fund may be purchased by all types of tax-deferred retirement plans. MFD makes available, through investment dealers, plans and/or custody agreements, the following:

        o Traditional Individual Retirement Accounts (IRAs) (for individuals who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

        o Roth Individual Retirement Accounts (Roth IRAs) (for individuals who desire to make limited contributions to a tax-favored retirement program);

        o Simplified Employee Pension (SEP-IRA) Plans;

        o Retirement Plans Qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code");

        o 403(b) Plans (deferred compensation arrangements for employees of public school systems and certain non-profit organizations); and

        o Certain other qualified pension and profit-sharing plans.

        The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by the trustee, custodian or MFD, tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

        An investor should consult with his or her tax adviser before establishing any of the tax-deferred retirement plans described above.


        For those Funds that do not offer Class R1 and R2 shares, Class C shares are not generally available (subject to policies adopted by MFD from time to time) for purchase by any retirement plan qualified under Internal Revenue Code Section 401(a) or 403(b) if the retirement plan is one for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services ("MFS Serviced Plan"). See the Fund's prospectus for details.

        While MFS Serviced Plans may purchase a Fund's Class A, C, R1 and R2 shares (if these share classses are offered by the Fund), these share classes are designed for such plans based upon the plan's asset size as follows: Class C shares for plans with assets up to $1 million; Class R1 and R2 shares for plans with assets in excess of $1 million up to $10 million; and Class A shares for plans with assets in excess of $10 million. MFS may waive or change these criteria from time to time at its discretion.

        Purchases of Class R1 shares by retirement plans other than MFS Serviced Plans or plans with respect to which MFD has entered into an administrative arrangement (these other plans being referred to as "Investment Only Plans") are generally subject to a minimum investment amount of $1 million. Class R2 shares are not available for sale to Investment Only Plans.


      QUALIFIED TUITION PROGRAMS
      Class 529A, 529B and 529C shares are only offered in conjunction with qualified tuition programs established in accordance with Section 529 of the Internal Revenue Code. Contributions to these tuition programs may be invested in the Funds' Class 529A, 529B or 529C shares. Earnings on investments in the Funds made through such tuition programs may receive favorable tax treatment under the Internal Revenue Code, as described under "Tax Considerations" above. The description of the tuition program available from an investor's financial representative contains information on policies, services and restrictions which may apply to an investor's account with a tuition program through which an investment in the Funds are made.

      INFORMATION AVAILABLE TO SHAREHOLDERS
      The Fund will make available to shareholders, upon reasonable request, information on its portfolio holdings and capital gain and loss positions in accordance with its operating policies concerning the release of such information, which may be changed at any time at the discretion of the Fund without notice to shareholders.


X     DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

      The Trust's Declaration of Trust permits the Trust's Board of Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of each series, to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The Trust has reserved the right to create and issue additional series and classes of shares and to classify or reclassify outstanding shares. Each share of each class represents an equal proportionate interest in the Fund with each other share of that class. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series).

        Each shareholder of the Fund is entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders of all series of the Trust generally will vote together on all matters except when the Trustees determine that only shareholders of particular series or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by series or class. Although Trustees are not elected annually by the shareholders, the Declaration of Trust provides that a Trustee may be removed from office at a meeting of shareholders by a vote of shares representing two-thirds of the voting power of the outstanding shares of the Trust.

        Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of Trust.

        The Trust, or any series or class of the Trust, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized (either at a meeting or by written consent) by shareholders representing a majority of the voting power of the Trust voting as a single class or of the affected series or class. The Trust, or any series or class, may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. Any series of the Trust, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the Trustees by written notice to the shareholders of that series or class. The Trust may be terminated at any time by a vote of a majority of the voting power of the Trust or by the Trustees by written notice to the shareholders. If not so terminated, the Trust will continue indefinitely.


        The Trustees may cause a shareholder's shares to be redeemed in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a Fund if necessary, and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of the applicable Fund (for example, in the case of a market timer). The exercise of the power granted to the Trustees under the Declaration of Trust to involuntarily redeem shares is subject to any applicable provisions under the 1940 Act or the rules adopted thereunder. The staff of the Securities and Exchange Commission takes the position that the 1940 Act prohibits involuntary redemptions; however, the staff has made exceptions in limited circumstances.


        Under the Declaration of Trust, the Fund may, in the future, convert to a master/feeder structure or a fund of funds structure without shareholder approval. In a master/feeder structure, a fund invests all of its assets in another investment company with similar investment objectives and policies. In a fund of funds structure, a fund invests all or a portion of its assets in multiple investment companies.

        The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust also maintains insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its shareholders and the Trustees, officers, employees and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

        The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

        The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of the Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor.

        The Trust's Declaration of Trust provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

--------------------
PART II - APPENDIX A
--------------------

WAIVERS OF SALES CHARGES

This Appendix sets forth the various circumstances in which the initial sales charge and/or the CDSC is waived for the Funds'
share classes. Some of the following information will not apply to certain Funds, depending on which classes of shares are offered by the Funds. As used in this Appendix, the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner retirement plan administrator and any other institution having a selling, administration or another similar agreement with MFD, MFS or one of its affiliates.

-----------------------------------------------------------------------------------------------------------------------------------
WAIVER CATEGORY                                                                                       SALES CHARGE WAIVED*
                                                                                            ---------------------------------------
                                                                                              CLASS A   CLASS A   CLASS B   CLASS C
                                                                                                FESL      CDSC      CDSC     CDSC
-----------------------------------------------------------------------------------------------------------------------------------
1.  WAIVERS FOR PLANS FOR WHICH MFS (OR ONE OF ITS AFFILIATES) IS RESPONSIBLE
    FOR PROVIDING PARTICIPANT RECORDKEEPING SERVICES
    ("MFS SERVICED PLANS")
------------------------------------------------------------------------------------------------------------------------------------
    A. 401(a) PLANS AND ESP PLANS
------------------------------------------------------------------------------------------------------------------------------------
    o To the extent that redemption proceeds are used to pay expenses (or certain participant               x         x         x
      expenses) of the 401(a) or ESP Plan (e.g., participant account fees).
-----------------------------------------------------------------------------------------------------------------------------------
    o Shares purchased or redeemed representing transfers from, or transfers to, plan             x         x         x         x
      investments other than the MFS Funds.
-----------------------------------------------------------------------------------------------------------------------------------
    o Shares acquired pursuant to repayments by retirement plan participants of loans from        x         x         x         x
      401(a) or ESP Plans.
-----------------------------------------------------------------------------------------------------------------------------------
    o By a retirement plan which established an account with MFSC between July 1, 1996 and                            x
      December 31, 1998; provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantage nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.
-----------------------------------------------------------------------------------------------------------------------------------
    o By a retirement plan whose sponsoring organization subscribes to the MFS Recordkeeper                           x
      Plus product and which established its account with MFSC on or after January 1, 1999
      (provided that the plan establishment paperwork is received by MFSC in good order on or after November 15, 1998 and before December 31, 2002). A plan with a pre- existing account(s) with any MFS Fund which switches to the MFS Recordkeeper Plus product will not become eligible for this waiver category.
-----------------------------------------------------------------------------------------------------------------------------------
    o Transfers from a single account maintained for a 401(a) Plan to multiple accounts                     x         x         x
      maintained by MFSC on behalf of individual participants of such Plan.
-----------------------------------------------------------------------------------------------------------------------------------
    B. OTHER PLAN WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------

    o All MFS Serviced Plans.                                                                                                   x
-----------------------------------------------------------------------------------------------------------------------------------
    o Transfers due to the eligibility of an MFS Serviced Plan to move its investment into a      x         x         x         x
      new share class because its Plan asset size has met certain eligibility criteria established from time to time by MFD.
-----------------------------------------------------------------------------------------------------------------------------------
    o Transfer to rollover IRA from an MFS Serviced Plan.                                         x                             x

* Includes corresponding Class 529A, 529B, and 529C shares where applicable. Note that Class 529A shares do not have a CDSC.


-----------------------------------------------------------------------------------------------------------------------------------
    o Reinvestment of Redemption Proceeds from Class B Shares                                     x         x

      > Shares acquired by a retirement plan whose account application was received by MFD on or prior to March 30, 2001 where the purchase represents the immediate reinvestment of proceeds from the plan's redemption of its Class B shares of the MFS Funds and is equal to or exceeds $500,000, either alone or in aggregate with the current market value of the plan's existing Class A shares; or

      > Shares acquired by a retirement plan whose account application was received by MFD on or after April 2, 2001 and before December 31, 2002 where the purchase represents the immediate reinvestment of proceeds from the plan's redemption of its Class B shares of the MFS Funds and is equal to or exceeds $1,000,000, either alone or in aggregate with current market value of the plan's existing Class A shares.

-----------------------------------------------------------------------------------------------------------------------------------
2. WAIVERS FOR NON-MFS SERVICED PLANS ("TA PLANS")
-----------------------------------------------------------------------------------------------------------------------------------
    A. 401(a) PLANS AND ESP PLANS
-----------------------------------------------------------------------------------------------------------------------------------
    o Where the retirement plan and/or sponsoring organization demonstrates to the                x         x
      satisfaction of, and certifies to, MFSC that the retirement plan (or multiple plans maintained by the same plan sponsor) has, at the time of certification or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more (applies only when the certification was received by MFSC on or prior to March
      30, 2001) or $1,000,000 or more (applies only when the certification is received by
      MFSC on or after April 2, 2001), invested in shares of any class or classes of the MFS
      Funds and aggregate assets of at least $10 million; provided, however, that the CDSC will not be waived (i.e., it will be imposed) (a) with respect to plans which establish an account with MFSC on or after November 1, 1997, in the event that the plan makes a complete redemption of all of its shares in the MFS Family of Funds, or (b) with respect to plans which establish an account with MFSC prior to November 1, 1997, in the event that there is a change in law or regulations which result in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under
      ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.
-----------------------------------------------------------------------------------------------------------------------------------
3. WAIVERS FOR BOTH MFS SERVICED AND TA PLANS
-----------------------------------------------------------------------------------------------------------------------------------
    A. BENEFIT RESPONSIVE WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------
    o Death, disability or retirement of 401(a) or ESP Plan participant, or death or              x         x
      disability of IRA owner, SRO Plan Participant or SAR-SEP Plan Participant.
-----------------------------------------------------------------------------------------------------------------------------------
    o Eligible participant distributions, such as distributions due to death, disability,                   x         x         x
      financial hardship, retirement and termination of employment from nonqualified deferred compensation plans.
-----------------------------------------------------------------------------------------------------------------------------------
    o Loan from 401(a) or ESP Plan.                                                                         x         x         x
-----------------------------------------------------------------------------------------------------------------------------------
    o Financial hardship (as defined in Treasury Regulation Section 1.401(k)-l(d)(2), as                    x         x         x
      amended from time to time) for 401(a) Plans and ESP Plans.
-----------------------------------------------------------------------------------------------------------------------------------
    o Termination of employment of 401(a) or ESP Plan participant (excluding, however, a                    x         x         x
      partial or other termination of the Plan).
-----------------------------------------------------------------------------------------------------------------------------------
    o Tax-free return of excess 401(a) Plan, ESP Plan or IRA contributions.                                 x         x         x
-----------------------------------------------------------------------------------------------------------------------------------
    o Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of                x         x         x
      the MFS Funds for more than 10 years from the later to occur of (i) January 1, 1993 or
      (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the
      MFS Funds. The sales charges will be waived in the case of a redemption of all of the
      401(a) or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or ESP
      Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the
      MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS
      Funds, in which case the sales charges will not be waived.
-----------------------------------------------------------------------------------------------------------------------------------
    o Distributions made on or after the IRA owner, ESP x participant, SRO Plan participant                 x
      or 401(a) Plan participant has attained the age of 5931/2 years old.
-----------------------------------------------------------------------------------------------------------------------------------
    o Certain involuntary redemptions and redemptions in connection with certain automatic                  x         x         x
      withdrawals from a 401(a) Plan.
-----------------------------------------------------------------------------------------------------------------------------------
    o Distributions made on or after the IRA owner or the 401(a), ESP, SRO or SAR-SEP Plan                  x         x         x
      participant, as applicable, has attained the age of 7031/2 years old, but only with respect to the minimum distribution under Code rules.
-----------------------------------------------------------------------------------------------------------------------------------
   B. CERTAIN TRANSFERS OF REGISTRATION
-----------------------------------------------------------------------------------------------------------------------------------
    o Transfers to an IRA rollover account where any sales charges with respect to the shares               x         x         x
      being reregistered would have been waived had they been redeemed.
-----------------------------------------------------------------------------------------------------------------------------------
    C. ADMINISTRATIVE SERVICE ARRANGEMENTS
-----------------------------------------------------------------------------------------------------------------------------------
    o Shares acquired by retirement plans or trust accounts whose third party administrators      x         x
      or dealers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.
-----------------------------------------------------------------------------------------------------------------------------------
    D. MFS PROTOTYPE IRAS
-----------------------------------------------------------------------------------------------------------------------------------
    o Shares acquired by an IRA owner if: (i) the purchase represents the timely rollover of      x         x
      distribution proceeds from a retirement plan or trust which is currently a party to a retirement plan recordkeeping or administrative services agreement with MFD or one of its affiliates and (ii) such distribution proceeds result from the redemption of the retirement plan's Class B shares of the MFS Funds or liquidation of plan investments other than the MFS Funds for which retirement plan recordkeeping services are provided under the terms of such agreement.
-----------------------------------------------------------------------------------------------------------------------------------
4. WAIVERS FOR 529 TUITION PROGRAMS
-----------------------------------------------------------------------------------------------------------------------------------
    A. CERTAIN SPONSORED PLANS
-----------------------------------------------------------------------------------------------------------------------------------
    o Shares acquired on behalf of a group, association or employer sponsored plan, pursuant      x         x         x         x
      to guidelines created by MFD from time to time.
-----------------------------------------------------------------------------------------------------------------------------------
    B. INVESTMENT PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS A, B AND C SHARES
-----------------------------------------------------------------------------------------------------------------------------------
    o The initial sales charge imposed on purchases of Class 529 shares, and the CDSC imposed     x         x         x         x
      on certain redemptions of Class A, B and C shares, are waived where Class 529A, 529B and 529C shares are acquired following the reinvestment of the proceeds of a redemption of Class A, B and C shares, respectively, of the same Fund; provided however, that any applicable CDSC liability on the Class B or C shares redeemed will carry over to the
      Class 529B or 529C shares acquired and for purposes of calculating the CDSC, the length of time you have owned your Class 529B or 529C shares will be measured from the date of original purchase of the Class B or C shares redeemed.
-----------------------------------------------------------------------------------------------------------------------------------
    C. ADMINISTRATIVE SERVICE ARRANGEMENTS
-----------------------------------------------------------------------------------------------------------------------------------
    o Shares acquired by 529 tuition programs whose sponsors or administrators have entered       x         x
      into an administrative services agreement with MFD or one of its affiliates to perform certain administrative or investment advisory services subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.
-----------------------------------------------------------------------------------------------------------------------------------
    D. QUALIFIED HIGHER EDUCATION EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
    o Shares redeemed where the redemption proceeds are used to pay for qualified higher                    x         x         x
      education expenses, which may include tuition, fees, books, supplies, equipment and room and board (see the program description for further information on qualified higher education expenses); however the CDSC will not be waived for redemptions where the proceeds are transferred or rolled over to another tuition program.
-----------------------------------------------------------------------------------------------------------------------------------
    E. SCHOLARSHIP
-----------------------------------------------------------------------------------------------------------------------------------
    o Shares redeemed where the account beneficiary has received a scholarship, up to the                   x         x         x
      amount of the scholarship.
-----------------------------------------------------------------------------------------------------------------------------------
    F. DEATH OF 529 PLAN BENEFICIARY
-----------------------------------------------------------------------------------------------------------------------------------
    o Shares redeemed on account of the death of the 529 plan x x account beneficiary if the                          x         x
      shares were held solely for the benefit of the deceased individual.
-----------------------------------------------------------------------------------------------------------------------------------
5. OTHER WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------
    A. DIVIDEND REINVESTMENT
-----------------------------------------------------------------------------------------------------------------------------------
    o Shares acquired through dividend or capital gain reinvestment.                              x         x         x         x
-----------------------------------------------------------------------------------------------------------------------------------
    o Shares acquired by automatic reinvestment of distributions of dividends and capital         x         x         x         x
      gains of any fund in the MFS Funds pursuant to the Distribution Investment Program.
-----------------------------------------------------------------------------------------------------------------------------------
    B. AFFILIATES OF AN MFS FUND/CERTAIN DEALERS
-----------------------------------------------------------------------------------------------------------------------------------
    o Shares acquired by officers, eligible directors, employees (including retired               x         x         x         x
      employees) and agents of MFS, Sun Life or any of their subsidiary companies.
-----------------------------------------------------------------------------------------------------------------------------------
    o Shares acquired by trustees and retired trustees of any investment company for which        x         x         x         x
      MFD serves as distributor.
-----------------------------------------------------------------------------------------------------------------------------------
    o Shares acquired by employees, directors, partners, officers and trustees of any             x         x         x         x
      sub-adviser to any MFS Fund.
-----------------------------------------------------------------------------------------------------------------------------------
    o Shares acquired by employees or registered representatives of dealers.                      x         x         x         x
-----------------------------------------------------------------------------------------------------------------------------------
    o Shares acquired by certain family members of any such individual identified above and       x         x         x         x
      their spouses or domestic partners, and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares.
-----------------------------------------------------------------------------------------------------------------------------------
    o Shares acquired by institutional clients of MFS or MFS Institutional Advisors, Inc.         x         x         x         x
-----------------------------------------------------------------------------------------------------------------------------------
    C. INVOLUNTARY REDEMPTIONS
-----------------------------------------------------------------------------------------------------------------------------------
    o Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's                   x         x         x
      account.
-----------------------------------------------------------------------------------------------------------------------------------
    D. BANK TRUST DEPARTMENTS AND LAW FIRMS
-----------------------------------------------------------------------------------------------------------------------------------
    o Shares acquired by certain bank trust departments or law firms acting as trustee or         x         x
      manager for trust accounts which have entered into an administrative services agreement with MFD and are acquiring such shares for the benefit of their trust account clients.
-----------------------------------------------------------------------------------------------------------------------------------
    E. INVESTMENT OF PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS I SHARES
-----------------------------------------------------------------------------------------------------------------------------------
    o The initial sales charge imposed on purchases of Class A shares and the contingent          x         x
      deferred sales charge imposed on certain redemptions of Class A shares, are waived with respect to Class A shares acquired of any of the MFS Funds through the immediate reinvestment of the proceeds of a redemption of Class I shares of any of the MFS Funds.
-----------------------------------------------------------------------------------------------------------------------------------
    F. SYSTEMATIC WITHDRAWAL PLAN
-----------------------------------------------------------------------------------------------------------------------------------
    o Systematic Withdrawal Plan redemptions with respect to up to 10% per year (or 15% per                           x         x
      year, in the case of accounts registered as IRAs where the redemption is made pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended) of the account value at the time of establishment.
-----------------------------------------------------------------------------------------------------------------------------------
    G. DEATH OF OWNER
-----------------------------------------------------------------------------------------------------------------------------------
    o Shares redeemed on the account of the death of the account owner (e.g., shares redeemed                         x         x
      by the estate or any transferee of the shares from the estate) if the shares were held solely in the deceased individual's name, or for the benefit of the deceased individual.
-----------------------------------------------------------------------------------------------------------------------------------
    H. DISABILITY OF OWNER
-----------------------------------------------------------------------------------------------------------------------------------
    o Shares redeemed on account of the disability of the account owner if shares are held                            x         x
      either solely or jointly in the disabled individual's name in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to MFSC), or shares redeemed on account of the disability of the 529 account beneficiary.
-----------------------------------------------------------------------------------------------------------------------------------
    I. WRAP ACCOUNT AND FUND "SUPERMARKET" INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
    o Shares acquired by investments through certain dealers (including registered investment     x         x
      advisers and financial planners) which have established certain operational arrangements with MFD which include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account, mutual fund "supermarket" account or a similar program under with such clients pay a fee to such dealer.
-----------------------------------------------------------------------------------------------------------------------------------
    J. INSURANCE COMPANY SEPARATE ACCOUNTS
-----------------------------------------------------------------------------------------------------------------------------------
    o Shares acquired by insurance company separate accounts.                                     x         x
-----------------------------------------------------------------------------------------------------------------------------------

    K. NO COMMISSIONS PAID
-----------------------------------------------------------------------------------------------------------------------------------
    o Shares redeemed from TA Plans or bank trust client accounts where MFS has not paid an                                     x
      up front commission with respect to the sale of the shares, provided that the TA Plan or bank trust arrangement meets certain conditions established from time to time by
      MFS.
-----------------------------------------------------------------------------------------------------------------------------------


* Includes corresponding Class 529A, 529B, and 529C shares. Note that Class 529A shares do not have a CDSC.

--------------------
PART II - APPENDIX B
--------------------

    DEALER COMMISSIONS AND CONCESSIONS
    This Appendix describes the various commissions paid and concessions made to dealers by MFD in connection with the sale of Fund shares. As used in this Appendix, the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institutions having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates.

      These commission schedules are general in nature, and MFD may negotiate different arrangements with certain dealers. All payments by MFD of Rule 12b-1 fees are subject to receipt by MFD of these fees from the Funds.


    CLASS A, 529A AND J SHARES
    PURCHASES SUBJECT TO AN INITIAL SALES CHARGE. For purchases of Class A, 529A and J shares subject to an initial sales charge, MFD reallows a portion of the initial sales charge to dealers, as shown in Appendix C to
    Part I of this SAI. The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the dealer reallowance, is the amount of the initial sales charge retained by MFD (as shown in Appendix C to Part I of this SAI). Because of rounding in the computation of offering price, the portion of the sales charge retained by MFD may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus.


      THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL CLASS A SALES MADE PRIOR TO APRIL 2, 2001; PROVIDED, HOWEVER, THAT WITH RESPECT TO RETIREMENT PLANS FOR WHICH MFS (OR ONE OF ITS AFFILIATES) IS RESPONSIBLE FOR PROVIDING PARTICIPANT RECORDKEEPING SERVICES ("MFS SERVICED PLANS"), THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL SALES TO SUCH PLANS FOR WHICH ACCOUNT APPLICATIONS WERE RECEIVED BY MFD ON OR PRIOR TO MARCH 30, 2001. IN CERTAIN CASES, COMMISSIONS MAY NOT BE PAID OR MAY BE REDUCED.

      PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE). For purchases of Class A shares subject to a CDSC, MFD makes payments to dealers on new investments made through such dealers as follows:

    PAYMENTS
    MADE BY MFD
    TO DEALERS               CUMULATIVE PURCHASE AMOUNT
    ---------------------------------------------------------------------------
    1.00%                    On the first $2,000,000, plus
    0.80%                    Over  $2,000,000  to  $3,000,000, plus
    0.50%                    Over  $3,000,000  to $50,000,000, plus
    0.25%                    Over $50,000,000

      Except for those employer sponsored retirement plans described below, for purposes of determining the level of commissions to be paid to dealers with respect to a shareholder's new investment in Class A shares purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).

      In the case of employer sponsored retirement plans whose account application or other account establishment paperwork is received in good order after December 31, 1999, purchases will be aggregated as described above but the cumulative purchase amount will not be re-set after the date of the first such purchase.

      THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL CLASS A SALES MADE ON OR AFTER APRIL 2, 2001; PROVIDED, HOWEVER, THAT WITH RESPECT TO MFS SERVICED PLANS, THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL SALES TO SUCH PLANS FOR WHICH ACCOUNT APPLICATIONS ARE RECEIVED BY MFD ON OR AFTER APRIL 2, 2001. IN CERTAIN CASES, COMMISSIONS MAY NOT BE PAID OR MAY BE REDUCED.

      PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE). For purchases of Class A shares subject to a CDSC, MFD makes payments to dealers on new investments made through such dealers as follows:

    PAYMENTS
    MADE BY MFD
    TO DEALERS                 CUMULATIVE PURCHASE AMOUNT
    ---------------------------------------------------------------------------
    1.00%                      On the first $1,000,000 to $4,000,000, plus
    0.50%                      Over $4,000,000 to $25,000,000, plus
    0.25%                      Over $25,000,000

      Dealers will become eligible to receive the ongoing Rule 12b-1 service fee with respect to such shares commencing in the thirteenth month following purchase.

      For purposes of determining the level of commissions to be paid to dealers with respect to a shareholder's new investment in Class A shares, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a period determined by MFD in its sole discretion from time to time, with the intent being to maintain such an aggregation policy so as to avoid the placement of trades by dealers which are designed to maximize the commissions paid by MFD to dealers.


    CLASS B AND 529B SHARES
    For purchases of Class B and 529B shares, MFD will pay commissions to dealers of 3.75% of the purchase price of Class B and 529B shares purchased through dealers. MFD will also advance to dealers the first year service fee payable under the Fund's Distribution Plan at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a dealer upon the sale of Class B and 529B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).


      For purchases of Class B shares by an MFS Serviced Plan which established its account with MFSC between July 1, 1996 and December 31, 1998, MFD pays an amount to dealers equal to 3.00% of the amount purchased through such dealers (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Fund's Distribution Plan.

      For purchases of Class B shares by an MFS Serviced Plan which established its account with MFSC between January 1, 1999 and December 31, 2002 (i.e., plan establishment paperwork is received by MFSC in good order by December 31, 2002), MFD pays no up front commissions to dealers, but instead pays an amount to dealers equal to 1% per annum of the average daily net assets of the Fund attributable to plan assets, payable at the rate of 0.25% at the end of each calendar quarter, in arrears. This commission structure is not available with respect to a plan with a pre- existing account(s) with any MFS Fund which seeks to switch to the MFS Recordkeeper Plus product.


    CLASS C AND 529C SHARES
    Except as noted below, for purchases of Class C and 529C shares, MFD will pay dealers 1.00% of the purchase price of Class C and 529C shares purchased through dealers, in which case the dealers will become eligible to receive the ongoing Rule 12b-1 fees commencing in the thirteenth month following purchase.

      For purchases of Class C shares by MFS Serviced Plans established on or after January 1, 2003 (i.e., plan establishment paperwork is received by MFSC in good order on or after January 1, 2003), MFD pays no up front commissions to the dealer, but instead pays an amount to the dealer up to 1% per annum of the average daily net assets of the Fund attributable to plan assets, payable quarterly.

      For purchases of Class C shares by an Alliance Plan (see definition below under Class R1 and R2 shares), MFD will pay commissions to the dealer under either option discussed above at the dealer's discretion.

    CLASS R1 AND R2 SHARES
    For purchases of Class R1 and R2 shares, the following commission/payment options are available for dealers:

    CLASS R1                       OPTION A      OPTION B      OPTION C
    o MFS Serviced Plans              x             x            N/A
    o Alliance Plans                 N/A            x             x
    o Investment Only Plans          N/A            x            N/A

    CLASS R2*
    o MFS Serviced Plans             N/A            x            N/A
    o Alliance Plans                 N/A            x            N/A

    ----------
    * Not available to Investment Only Plans

    OPTION A

    PAYMENTS
    MADE BY MFD
    TO DEALERS       CUMULATIVE PURCHASE AMOUNT
    ------------------------------------------------------------------------

    1.00%            On the first $1,000,000 to $4,000,000,
                     plus
    0.50%            Over $4,000,000 to $25,000,000, plus
    0.25%            Over $25,000,000

      Dealers will become eligible to receive the ongoing Rule 12b-1 service fee with respect to such shares commencing in the thirteenth month following purchase.

      For purposes of determining the level of commissions to be paid to dealers under this option with respect to a shareholder's new investment in class R1 shares, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a period determined by MFD in its sole discretion from time to time, with the intent being to maintain such an aggregation policy so as to avoid the placement of trades by dealers which are designed to maximize the commissions paid by MFD to dealers.

    OPTION B

      Payments made by the Fund under its Rule 12b-1 plan for Class R1 or R2 shares equaling up to 0.50% per annum of the average daily net assets of the Fund attributable to the account, payable at the rate of up to 0.125% at the end of each quarter, in arrears.

    OPTION C

      Payment of 0.60% of the purchase price of Class R1 shares, in which case the dealers will become eligible to receive the ongoing Rule 12b-1 service fee with respect to such shares commencing in the thirteenth month following purchase.

    GENERAL

      MFS Serviced Plans are defined as retirement plans for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping service.

      Alliance Plans are defined as retirement plans with respect to which MFS (or one of its affiliates) has entered into an administrative arrangement with a third party to provide certain recordkeeping and/or administrative service.

      Investment Only Plans are defined as retirement plans which are not MFS Serviced Plans or Alliance Plans.

    ADDITIONAL DEALER COMMISSIONS/CONCESSIONS
    Dealers may receive different compensation with respect to sales of Class A, Class B, Class C, Class R1, Class R2, Class 529A, Class 529B, Class 529C and Class J shares. In addition, from time to time, MFD may pay dealers 100% of the applicable sales charge on sales of Class A, Class 529A and Class J shares of certain specified Funds sold by such dealer during a specified sales period. In addition, MFD or its affiliates may, from time to time, pay dealers an additional commission equal to 0.50% of the net asset value of all of the Class B, Class C, Class 529B and/or Class 529C shares of certain specified Funds sold by such dealer during a specified sales period. In addition, from time to time, MFD, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers which sell or arrange for the sale of shares of the Fund. Such concessions provided by MFD may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more Funds, and/or other dealer-sponsored events. From time to time, MFD may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.

--------------------
PART II - APPENDIX C
--------------------

    INVESTMENT TECHNIQUES, PRACTICES
    AND RISKS
    Set forth below is a description of investment techniques and practices which the MFS Funds may generally use in pursuing their investment objectives and investment policies, and the risks associated with these investment techniques and practices.

    INVESTMENT TECHNIQUES AND PRACTICES
    DEBT SECURITIES
    To the extent the Fund invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. The Fund's investments in debt securities with longer terms to maturity are subject to greater volatility than the Fund's shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

    ASSET-BACKED SECURITIES: The Fund may purchase the following types of asset-backed securities:

      COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH
    SECURITIES: The Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

      Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting of interest payments or principal payments.

      The Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

      CORPORATE ASSET-BACKED SECURITIES: The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

      Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

      MORTGAGE PASS-THROUGH SECURITIES: The Fund may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Fund may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the Fund may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.


      Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government, but not the full faith and credit of the U.S. Government (such as the Federal National Mortgage Association "FNMA") or the Federal Home Loan Mortgage Corporation, ("FHLMC") which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations) (see "U.S. Government Securities" below). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.


      Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

      The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA") insured or Veterans Administration ("VA") guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

      Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

      FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

      Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may also buy mortgage-related securities without insurance or guarantees.

      STRIPPED MORTGAGE-BACKED SECURITIES: The Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

      SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "I0" class) while the other class will receive all of the principal (the principal-only or "P0" class). The yield to maturity on an I0 is extremely sensitive to the rate of principal payments, including prepayments on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

      CORPORATE SECURITIES: The Fund may invest in debt securities, such as convertible and non-convertible bonds, preferred stock, notes and debentures, issued by corporations, limited partnerships and other similar entities. Investment in securities that are convertible into equity securities and preferred stock have characteristics of equity as well as debt securities, and their value may be dependent in part on the value of the issuer's equity securities. The Fund may also invest in debt securities that are accompanied by warrants which are convertible into the issuer's equity securities, which have similar characteristics. See "Equity Securities" below for a fuller description of convertible securities.

      The Fund may invest in debt and convertible securities rated at least Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities. See Appendix D for a description of bond ratings. Securities rated Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities. The Fund may also invest in lower rated bonds, as described under "Lower Rated Bonds" below.

      LOANS AND OTHER DIRECT INDEBTEDNESS: The Fund may purchase loans and other direct indebtedness. In purchasing a loan, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

      These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which the Fund would assume all of the rights of the lending institution in a loan or as an assignment, pursuant to which the Fund would purchase an assignment of a portion of a lender's interest in a loan either directly from the lender or through an intermediary. The Fund may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

      Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments.

      The Fund's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness which the Fund will purchase, the Adviser will rely upon its own (and not the original lending institution's) credit analysis of the borrower. As the Fund may be required to rely upon another lending institution to collect and pass onto the Fund amounts payable with respect to the loan and to enforce the Fund's rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. In such cases, the Fund will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan for purposes of compliance with applicable law pertaining to the diversification of the Fund's portfolio investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

      LOWER RATED BONDS: The Fund may invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities (commonly known as "junk bonds"). See Appendix D for a description of bond ratings. No minimum rating standard is required by the Fund, and the Fund may rely on the rating of any recognized rating agency in the case of securities that receive different ratings from different agencies. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.

      While the Adviser may refer to ratings issued by established credit rating agencies, it is not the Fund's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. Where a Fund focuses on lower rated securities, it will not be required to dispose of a lower rated security that subsequently receives a higher rating from a credit rating agency. To the extent a Fund invests in these lower rated securities, the achievement of its investment objectives may be more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds.

      MUNICIPAL BONDS: The Fund may invest in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds include debt securities which pay interest income that is subject to the alternative minimum tax. The Fund may invest in Municipal Bonds whose issuers pay interest on the Bonds from revenues from projects such as multifamily housing, nursing homes, electric utility systems, hospitals or life care facilities.

      If a revenue bond is secured by payments generated from a project, and the revenue bond is also secured by a lien on the real estate comprising the project, foreclosure by the indenture trustee on the lien for the benefit of the bondholders creates additional risks associated with owning real estate, including environmental risks.

      Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

      Electric utilities face problems in financing large construction programs in inflationary periods, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

      Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Since the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

      The Fund may invest in municipal lease securities. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of municipal lease securities, both within a particular classification and between classifications, depending on numerous factors.

      The Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.


      U.S. GOVERNMENT SECURITIES: The Fund may invest in U.S. Government Securities including (i) U.S. Treasury obligations, all of which are backed by the full faith and credit of the U.S. Government and (ii) U.S. Government Securities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the GNMA; some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association; and some of which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, e.g., obligations of the FNMA and Federal Home Loan Mortgage Corporation.


      U.S. Government Securities also include interests in trust or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

      VARIABLE AND FLOATING RATE OBLIGATIONS: The Fund may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Fund on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the Fund is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Fund through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

      ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: The Fund may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

    EQUITY SECURITIES
    The Fund may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

      A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises and to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying stock.

    FOREIGN SECURITIES EXPOSURE
    The Fund may invest in various types of foreign securities, or securities which provide the Fund with exposure to foreign securities or foreign currencies, as discussed below:

    BRADY BONDS: The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries including Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.


    DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts. ADRs are certificates issued by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of the Fund's policy, if any, to invest a certain percentage of its assets in foreign securities, the investments of the Fund in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.


      ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

    DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES: The Fund may invest in dollar-denominated foreign debt securities. Investing in dollar-denominated foreign debt represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

    EMERGING MARKETS: The Fund may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets. Emerging markets include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for securities, the source of its revenues and the location of its assets. Such investments entail significant risks as described below.


    o Government Actions -- Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund's assets should these conditions recur.


    o Default; Legal Recourse -- The Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

    o Foreign Currencies -- The securities in which the Fund invests may be denominated in foreign currencies and international currency units and the Fund may invest a portion of its assets directly in foreign currencies. Accordingly, the weakening of these currencies and units against the U.S. dollar may result in a decline in the Fund's asset value.

      Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

    o Inflation -- Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

    o Liquidity; Trading Volume; Regulatory Oversight -- The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

      The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities' issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

      The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

    o Sovereign Debt -- Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There are no bankruptcy proceedings by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

      Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

      The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for their exports in currencies other than dollars or non-emerging market currencies, the emerging market issuer's ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

      To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

      Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

    o Withholding -- Income from securities held by the Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. The Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

    FOREIGN SECURITIES: The Fund may invest in dollar-denominated and non dollar-denominated foreign securities. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

      Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, securities settlement practices, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received. The Fund's investments in foreign securities may also include "privatizations." Privatizations are situations where the government in a given country, including emerging market countries, sells part or all of its stakes in government owned or controlled enterprises. In certain countries, the ability of foreign entities to participate in privatizations may be limited by local law and the terms on which the foreign entities may be permitted to participate may be less advantageous than those afforded local investors.

    FORWARD CONTRACTS
    The Fund may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time the contract is entered into (a "Forward Contract"), for hedging purposes (e.g., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

      A Forward Contract to sell a currency may be entered into where the Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire.

      If a hedging transaction in Forward Contracts is successful, the decline in the dollar value of portfolio securities or the increase in the dollar cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Fund does not presently intend to hold Forward Contracts entered into until the value date, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Fund's profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.

      The Fund will also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, the Fund may purchase a given foreign currency through a Forward Contract if, in the judgment of the Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Fund may sell the currency through a Forward Contract if the Adviser believes that its value will decline relative to the dollar.

      The Fund will profit if the anticipated movements in foreign currency exchange rates occur, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

      The use by the Fund of Forward Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    FUTURES CONTRACTS

   The Fund may purchase and sell futures contracts ("Futures Contracts") on stock indices, single stocks, foreign currencies, interest rates or interest-rate related instruments, indices of foreign currencies or commodities. The Fund may also purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.


      A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, foreign currency or commodity, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement month in which, in the case of the majority of commodities, interest rate and foreign currency futures contracts, the underlying commodities, fixed income securities or currency are delivered by the seller and paid for by the purchaser, or on which, in the case of index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

      The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "mark-to-market."

      Purchases or sales of stock index futures contracts are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

      Interest rate Futures Contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on the Fund's current or intended investments in fixed income securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's interest rate futures contracts would increase at approximately the same rate, subject to the correlation risks described below, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

      Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long-term bonds on the cash market. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market in certain cases or at certain times, the use of interest rate futures contracts as a hedging technique may allow the Fund to hedge its interest rate risk without having to sell its portfolio securities.

      The Fund may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the dollar cost of foreign- denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

      Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

      The use by the Fund of Futures Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    INDEXED SECURITIES
    The Fund may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Fund may also purchase indexed deposits with similar characteristics. Gold- indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the Fund to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

      The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

    INVERSE FLOATING RATE OBLIGATIONS
    The Fund may invest in so-called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

    INVESTMENT IN OTHER INVESTMENT COMPANIES
    The Fund may invest in other investment companies. The total return on such investment will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

      OPEN-END FUNDS. The Fund may invest in open-end investment companies.

      CLOSED-END FUNDS. The Fund may invest in closed-end investment companies. Such investment may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

    LENDING OF PORTFOLIO SECURITIES
    The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms of the New York Stock Exchange (the "Exchange") (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, an irrevocable letter of credit or United States ("U.S.") Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Fund would also receive a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

    LEVERAGING TRANSACTIONS
    The Fund may engage in the types of transactions described below, which involve "leverage" because in each case the Fund receives cash which it can invest in portfolio securities and has a future obligation to make a payment. The use of these transactions by the Fund will generally cause its net asset value to increase or decrease at a greater rate than would otherwise be the case. Any investment income or gains earned from the portfolio securities purchased with the proceeds from these transactions which is in excess of the expenses associated from these transactions can be expected to cause the value of the Fund's shares and distributions on the Fund's shares to rise more quickly than would otherwise be the case. Conversely, if the investment income or gains earned from the portfolio securities purchased with proceeds from these transactions fail to cover the expenses associated with these transactions, the value of the Fund's shares is likely to decrease more quickly than otherwise would be the case and distributions thereon will be reduced or eliminated. Hence, these transactions are speculative, involve leverage and increase the risk of owning or investing in the shares of the Fund. These transactions also increase the Fund's expenses because of interest and similar payments and administrative expenses associated with them. Unless the appreciation and income on assets purchased with proceeds from these transactions exceed the costs associated with them, the use of these transactions by a Fund would diminish the investment performance of the Fund compared with what it would have been without using these transactions.

    BANK BORROWINGS: The Fund may borrow money for investment purposes from banks and invest the proceeds in accordance with its investment objectives and policies.

    MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Fund may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.

      If the income and capital gains from the Fund's investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the Adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

    REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund will sell securities and receive cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. The Fund will invest the proceeds received under a reverse repurchase agreement in accordance with its investment objective and policies.

    OPTIONS
    The Fund may invest in the following types of options, which involve the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this
    Appendix:

    OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

      Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates. The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

      Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Fund will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates. The use of foreign currency options for non-hedging purposes, like the use of other types of derivatives for such purposes, presents greater profit potential but also significant risk of loss and could be considered speculative.

    OPTIONS ON FUTURES CONTRACTS: The Fund also may purchase and write options to buy or sell those Futures Contracts in which it may invest ("Options on Futures Contracts") as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

      An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

      A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund's profit or loss on the transaction.

      Options on Futures Contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or
    (ii) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through the ownership of liquid and unencumbered assets equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or where the exercise price of the put held (ii) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.

      The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

      The Fund may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call Options on Futures Contracts rather than purchasing the underlying Futures Contracts.

    OPTIONS ON SECURITIES: The Fund may write (sell) covered put and call options, and purchase put and call options, on securities. Call and put options written by the Fund may be covered in the manner set forth below.

      A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
    (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. A put option written by the Fund is "covered" if the Fund owns liquid and unencumbered assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

      Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the Fund owns liquid and unencumbered assets. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

      The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

      The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call option the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the- money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

      The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

      The Fund may also write combinations of put and call options on the same security, known as "straddles" with the same exercise price and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

      By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then-current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

      The Fund may also purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

      The Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

    OPTIONS ON STOCK INDICES: The Fund may write (sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is generally equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." The Fund may cover written call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover put options on stock indices by owning liquid and unencumbered assets with a value equal to the exercise price, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

      The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

      The Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

      The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

      The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

    RESET OPTIONS: In certain instances, the Fund may purchase or write options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Fund is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Fund purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

    "YIELD CURVE" OPTIONS: The Fund may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

      Yield curve options may be used for the same purposes as other options on securities. Specifically, the Fund may purchase or write such options for hedging purposes. For example, the Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Fund will be "covered". A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

    REPURCHASE AGREEMENTS
    The Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Government securities.

      The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.

    SHORT SALES
    The Fund may seek to hedge investments or realize additional gains through short sales. The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

      The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay in connection with a short sale.

      Whenever the Fund engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short.

      The Fund may also make short sales "against the box," i.e., when a security identical to one owned by the Fund is borrowed and sold short. If the Fund enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

    SHORT TERM INSTRUMENTS
    The Fund may hold cash and invest in cash equivalents, such as short-term U.S. Government Securities, commercial paper and bank instruments.

    SWAPS AND RELATED DERIVATIVE INSTRUMENTS
    The Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, including swaps on securities, commodities and indices, and related types of derivatives, such as caps, collars and floors. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security or commodity prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate or index, multiplied in each case by a specified amount (the "notional amount"), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the obligations of parties are netted, with only the net amount paid by one party to the other. All swap agreements entered into by the Fund with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

      Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the Fund's exposure to the underlying instrument, rate, asset or index. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with the Fund's investment objective and policies.

      For example, the Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund would agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty would agree to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund's portfolio, the Fund would receive payments under the swap that would offset, in whole or part, such diminution in value. The Fund may also enter into swaps to modify its exposure to particular markets or instruments, such as a currency swap between the U.S. dollar and another currency which would have the effect of increasing or decreasing the Fund's exposure to each such currency. The Fund might also enter into a swap on a particular security, or a basket or index of securities, in order to gain exposure to the underlying security or securities, as an alternative to purchasing such securities. Such transactions could be more efficient or less costly in certain instances than an actual purchase or sale of the securities.

      The Fund may enter into other related types of over-the-counter derivatives, such as "caps", "floors", "collars" and options on swaps, or "swaptions", for the same types of hedging or non-hedging purposes. Caps and floors are similar to swaps, except that one party pays a fee at the time the transaction is entered into and has no further payment obligations, while the other party is obligated to pay an amount equal to the amount by which a specified fixed or floating rate exceeds or is below another rate (multiplied by a notional amount). Caps and floors, therefore, are also similar to options. A collar is in effect a combination of a cap and a floor, with payments made only within or outside a specified range of prices or rates. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms.

      The Fund will maintain liquid and unencumbered assets to cover its current obligations under swap and other over-the-counter derivative transactions. If the Fund enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain liquid and unencumbered assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will maintain liquid and unencumbered assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

      The most significant factor in the performance of swaps, caps, floors and collars is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Adviser is incorrect in its forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness would decline, the value of the swap agreement would be likely to decline, potentially resulting in losses.

      If the counterparty defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty, but there can be no assurance that it will be able to do so.

      The use by the Fund of swaps and related derivative instruments also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    TEMPORARY BORROWINGS
    The Fund may borrow money for temporary purposes (e.g., to meet redemption requests or settle outstanding purchases of portfolio securities).

    TEMPORARY DEFENSIVE POSITIONS
    During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Fund may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

    "WHEN-ISSUED" SECURITIES
    The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis which means that the securities will be delivered to the Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, the Fund does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, a Fund will identify liquid and unencumbered assets equal to its forward delivery commitment.

    SPECIAL RISK FACTORS -- OPTIONS, FUTURES, FORWARDS, SWAPS AND OTHER DERIVATIVE TRANSACTIONS

    RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S
    PORTFOLIO: The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in derivatives, including options, Futures Contracts, Options on Futures Contracts, Forward Contracts, swaps and other types of derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. In the case of derivative instruments based on an index, the portfolio will not duplicate the components of the index, and in the case of derivative instruments on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such derivatives. The use of derivatives for "cross hedging" purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different currency) may involve greater correlation risks. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

      If the Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, the Fund would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Fund has a position and the portfolio securities the Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Fund enters into transactions in options or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Fund's portfolio or the intended acquisitions being hedged.

      The trading of derivatives for hedging purposes entails the additional risk of imperfect correlation between movements in the price of the derivative and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the derivatives markets. In this regard, trading by speculators in derivatives has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such instruments.

      The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

      Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.

      In writing a covered call option on a security, index or futures contract, the Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Fund covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could be subject to risk of loss in the event of adverse market movements.

      The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Fund's portfolio. When the Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings or any increase in the cost of the instruments to be acquired.

      Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Fund may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired. In the event of the occurrence of any of the foregoing adverse market events, the Fund's overall return may be lower than if it had not engaged in the hedging transactions. Furthermore, the cost of using these techniques may make it economically infeasible for the Fund to engage in such transactions.

    RISKS OF NON-HEDGING TRANSACTIONS: The Fund may enter transactions in derivatives for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Fund will only write covered options, such that liquid and unencumbered assets necessary to satisfy an option exercise will be identified, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains. The Fund may also enter into futures, Forward Contracts or swaps for non-hedging purposes. For example, the Fund may enter into such a transaction as an alternative to purchasing or selling the underlying instrument or to obtain desired exposure to an index or market. In such instances, the Fund will be exposed to the same economic risks incurred in purchasing or selling the underlying instrument or instruments. However, transactions in futures, Forward Contracts or swaps may be leveraged, which could expose the Fund to greater risk of loss than such purchases or sales. Entering into transactions in derivatives for other than hedging purposes, therefore, could expose the Fund to significant risk of loss if the prices, rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

      With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, but involve additional risk, since the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

    RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET: Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability effectively to hedge its portfolio, and could result in trading losses.

      The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

      The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

    MARGIN: Because of low initial margin deposits made upon the establishment of a Futures, Forward or swap position (certain of which may require no initial margin deposits) and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Fund or decreases in the prices of securities or other assets the Fund intends to acquire. Where the Fund enters into such transactions for other than hedging purposes, the leverage entailed in the relatively low margin requirements associated with such transactions could expose the Fund to greater risk.

    POTENTIAL BANKRUPTCY OF A CLEARINGHOUSE OR BROKER: When the Fund enters into transactions in exchange-traded futures or options, it is exposed to the risk of the potential bankruptcy of the relevant exchange clearinghouse or the broker through which the Fund has effected the transaction. In that event, the Fund might not be able to recover amounts deposited as margin, or amounts owed to the Fund in connection with its transactions, for an indefinite period of time, and could sustain losses of a portion or all of such amounts. Moreover, the performance guarantee of an exchange clearinghouse generally extends only to its members and the Fund could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

    POSITION LIMITS: The CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. These limitations govern the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, an exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these position limits will have any adverse impact on the strategies for hedging the portfolios of the Fund.

    RISKS OF OPTIONS ON FUTURES CONTRACTS: The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

    RISKS OF TRANSACTIONS IN FOREIGN CURRENCIES AND OVER-THE-COUNTER DERIVATIVES AND OTHER TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES:
    Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

      Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Fund to respond to such events in a timely manner.

      Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

      Unlike transactions entered into by the Fund in Futures Contracts and exchange-traded options, certain options on foreign currencies, Forward Contracts, over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain futures exchanges subject to CFTC regulation and on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

      In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written, or Forward Contracts or swaps entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

      Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions. The Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

      Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

      Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

      The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange- traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.


    POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS: Pursuant to a claim of exemption filed with the CFTC on behalf of the Fund, the Fund is not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

--------------------
PART II - APPENDIX D
--------------------
                          DESCRIPTION OF BOND RATINGS

    The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                        MOODY'S INVESTORS SERVICE, INC.


    Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

    A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

    Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


                       STANDARD & POOR'S RATINGS SERVICES

    AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

    AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

    A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

    BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC: An obligation rated CC is currently highly vulnerable to nonpayment.


    C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A "C" rating will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.


    D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    PLUS (+) OR MINUS (-) The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    R: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

    N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

                           FITCH IBCA, DUFF & PHELPS

    AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

    AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

    A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

    BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

    BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

    B: Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

    CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

    DDD, DD, D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. DD indicates expected recoveries in the range of 50% - 90% and D the lowest recovery potential, i.e. below 50%.

    NOTES

    "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, or to categorize below "CCC".

    "NR" indicates that Fitch does not rate the issuer or issue in question.

    "WITHDRAWN": A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

--------------------
PART II - APPENDIX E
--------------------

                                    TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND


The Trustees and Officers of the Trust are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street,
Boston, Massachusetts 02116.

--------------------------------------------------------------------------------------------------------------------------------
                           POSITION(s) HELD    TRUSTEE/OFFICER                PRINCIPAL OCCUPATIONS & OTHER
NAME, DATE OF BIRTH           WITH FUND             SINCE+              DIRECTORSHIPS(2) DURING THE PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------
John W. Ballen*           Trustee and President   August 2001          Massachusetts Financial Services Company, Chief
(born 09/12/59)                                                        Executive Officer and Director
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Kevin J. Parke*           Trustee                 January 2002         Massachusetts Financial Services Company, President,
(born 12/14/59)                                                        Chief Investment Officer and Director
--------------------------------------------------------------------------------------------------------------------------------
Jeffrey L. Shames*        Trustee                 October 1993         Massachusetts Financial Services Company, Chairman
(born 06/02/55)
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------
J. Atwood Ives            Co-Chairman             February 1992        Private investor; KeySpan Corporation (energy related
(born 05/01/36)                                                        services), Director; Eastern Enterprises (diversified
                                                                       services company), Chairman, Trustee and Chief
                                                                       Executive Executive Officer (until November 2000)

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Ward Smith                Co-Chairman             October 1992         Private investor
(born 09/13/30)
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Cohn, M.D.    Trustee                 August 1993          Brigham and Women's Hospital, Chief of Cardiac Surgery;
(born 03/11/37)                                                        Harvard Medical School, Professor of Surgery
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
William R. Gutow          Trustee                 July 1994            Private investor and real estate consultant; Capitol
(born 09/27/41)                                                        Entertainment Management Company (video franchise),
                                                                       Vice Chairman
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Lawrence T. Perera        Trustee                 July 1981            Hemenway & Barnes (attorneys), Partner
(born 06/23/35)
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
William J. Poorvu         Trustee                 August 1982          Private investor; Harvard University Graduate School of
(born 04/10/35)                                                        Business Administration, Class of 1961 Adjunct
                                                                       Professor in Entrepreneurship Emeritus; CBL &
                                                                       Associates Properties, Inc. (real estate investment
                                                                       trust), Director

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
J. Dale Sherratt          Trustee                 August 1993          Insight Resources, Inc. (acquisition planning
(born 09/23/38)                                                        specialists), President; Wellfleet Investments
                                                                       (investor in health care companies), Managing General
                                                                       Partner (since 1993); Cambridge Nutraceuticals
                                                                       (professional nutritional products), Chief Executive
                                                                       Officer (until May 2001)
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Elaine R. Smith           Trustee                 February 1992        Independent health care industry consultant
(born 04/25/46)
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
OFFICERS
--------------------------------------------------------------------------------------------------------------------------------
John W. Ballen*           President and Trustee   August 2001          Massachusetts Financial Services Company, Chief
(born 09/12/59)                                                        Executive Officer and Director
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
James R. Bordewick,Jr.*   Assistant Secretary      September 1990      Massachusetts Financial Services Company, Senior
(born 03/06/59)                                                        and Assistant Clerk Vice President and
                                                                       Associate General Counsel
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Stephen E. Cavan*         Secretary and Clerk      December 1989       Massachusetts Financial Services Company, Senior
(born 11/06/53)                                                        Vice President, General Counsel and Secretary
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Stephanie A. DeSisto*     Assistant Treasurer      May 2003            Massachusetts Financial Services Company, Vice
(born 10/01/53)                                                        President (since April 2003); Brown Brothers
                                                                       Harriman & Co., Senior Vice President (November 2002
                                                                       to April 2003); ING Groep N.V./Aeltus Investment
                                                                       Management, Senior Vice President (prior to November
                                                                       2002)
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Robert R. Flaherty*       Assistant Treasurer      August 2000         Massachusetts Financial Services Company, Vice
(born 09/18/63)                                                        President (since August 2000); UAM Fund Services,
                                                                       Senior Vice President (prior to August 2000)
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Richard M. Hisey*         Treasurer                August 2002         Massachusetts Financial Services Company, Senior
(born 08/29/58)                                                        Vice President (since July 2002); The Bank of
                                                                       New York, Senior Vice President (September 2000 to
                                                                       July 2002); Lexington Global Asset Managers, Inc.,
                                                                       Executive Vice President and Chief Financial Officer
                                                                       (prior to September 2000); Lexington Funds, Treasurer
                                                                       (prior to September 2000)
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Ellen Moynihan*           Assistant Treasurer      April 1997          Massachusetts Financial Services Company, Vice
(born 11/13/57)                                                        President
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
James O. Yost*            Assistant Treasurer      September 1990      Massachusetts Financial Services Company, Senior
(born 06/12/60)                                                        Vice President
--------------------------------------------------------------------------------------------------------------------------------


  + Date first appointed to serve as Trustee/Officer of an MFS fund. Each Trustee has served continuously since appointment.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the fund. The address of MFS is 500 Boylston Street,
    Boston, Massachusetts 02116.

    The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

--------------------
PART II - APPENDIX F
--------------------

    INVESTMENT RESTRICTIONS

    The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the Fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the Fund.

    As fundamental investment restrictions, the Fund may not:

            (1) borrow money except to the extent such borrowing is not prohibited by the Investment Company Act of 1940, as amended (the "1940 Act") and exemptive orders granted under such Act;

            (2) underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

            (3) issue any senior securities except to the extent not probibited by the 1940 Act and exemptive orders granted under such Act; for purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

            (4) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; and

            (5) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business; the Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.


                                   * * * * * *

    FOR THE MFS CASH RESERVE FUND, MFS GOVERNMENT MONEY MARKET FUND AND THE MFS MONEY MARKET FUND:


            (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that this restriction shall not apply to securities or obligations issued or guaranteed by banks or bank holding companies, finance companies or utility companies.

    FOR THE MFS HIGH INCOME FUND:

            (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund may invest up to 40% of the value of its assets in each of the electric utility and telephone industries.

    FOR THE MFS UTILITIES FUND:

            (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund will invest at least 25% of its total assets in the utilities industry.


    FOR ALL OTHER FUNDS:


            (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

                                   * * * * * *

    IN ADDITION, THE FUNDS HAVE ADOPTED THE FOLLOWING NON-FUNDAMENTAL POLICIES, WHICH MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

    FOR THE MFS GOVERNMENT MORTGAGE FUND:

    The Fund will not:

            (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities; repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities; securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 15% limitation; and

            (2) invest in any security other than (i) Government securities and related options, futures, options on futures and repurchase agreements, and
    (ii) securities of other investment companies, to the extent not prohibited by the 1940 Act, and exemptive orders granted under such Act, all of whose assets will be invested in Government securities and related options, futures, options on futures and repurchase agreements.

    FOR THE MFS CASH RESERVE FUND, MFS GOVERNMENT MONEY MARKET FUND AND THE MFS MONEY MARKET FUND:

    The Fund will not:

            (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 10% of the Fund's net assets (taken at market value) would be invested in such securities; repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities; securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 10% limitation.


    FOR ALL OTHER FUNDS:


    The Fund will not:

            (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities. Securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 15% limitation.

                                   * * * * * *

    FOR ALL FUNDS:

    Except for investment restriction no. 1 and the Fund's non-fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in the Fund's non-fundamental policy on illiquid investments, the Fund will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.

--------------------
PART II - APPENDIX G
--------------------

                      PROXY VOTING POLICIES AND PROCEDURES
                               SEPTEMBER 17, 2003

    Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below, with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies included within the MFS Family of Funds (the "MFS Funds").

    These policies and procedures include:

            A. Voting Guidelines;

            B. Administrative Procedures;

            C. Monitoring System;

            D. Records Retention; and

            E. Reports.

    A. VOTING GUIDELINES

    1. GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

    MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

    MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the guiding principle that all votes made by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, which are set forth below, that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion to vote these items in accordance with this guiding principle. These underlying guidelines are simply that -- guidelines. Each proxy item is considered on a case-by-case basis, in light of all relevant facts and circumstances, and there may be instances in which MFS may vote proxies in a manner different from these guidelines.

    As a general matter, MFS maintains a consistent voting position with respect to similar proxy proposals made by various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to the different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the guiding principle of voting proxies in the best long- term economic interests of MFS' clients.

    From time to time, MFS receives comments on these guidelines and regarding particular voting issues from its clients. Those comments are reviewed and considered periodically, and these guidelines are reviewed each year with MFS Equity Research Department management, the MFS Proxy Review Group and the MFS Proxy Consultant and are revised as appropriate.

    These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. MFS shall be mindful of any and all potential material conflicts of interest that could arise in the voting of these proxies, shall identify, analyze, document and report on any such potential conflicts, and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting on all potential conflicts of interest.

    2. MFS' POLICY ON SPECIFIC ISSUES

    NON-SALARY COMPENSATION PROGRAMS

    Managements have become increasingly creative and generous with compensation programs involving common stock. The original stock option plans, which called for the optionee to pay the money to exercise the option, are now embellished with no risk benefits such as stock appreciation rights, the use of unexercised options to "buy" stock, and restricted stock at bargain prices.

    Stock option plans are supposed to reward results rather than tenure, so the use of restricted stock at bargain prices is not favored. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold.

    MFS votes against option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of restricted stock at deep discounts to fair market value. MFS generally votes against stock option plans that involve stock appreciation rights or the use of unexercised options to "buy" stock.

    MFS opposes plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%.

    MFS votes in favor of stock option plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option plans for employees. Stock option plans that include options for consultants and other third parties not involved in the management of the company generally are opposed by MFS.

    "GOLDEN PARACHUTES"

    From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of any severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain percentage of such officer's annual compensation. When put to a vote, MFS votes against very large golden parachutes.

    ANTI-TAKEOVER MEASURES

    In general, MFS votes against any measure that inhibits capital appreciation in a stock, including a possible takeover and any proposal that protects management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to board classification and super-majority requirements.

    REINCORPORATION AND REORGANIZATION PROPOSALS

    When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

    DILUTION

    There are many reasons for issuance of stock and most are legitimate. As noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

    CONFIDENTIAL VOTING

    MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

    INDEPENDENCE OF BOARDS OF DIRECTORS AND COMMITTEES THEREOF

    While MFS acknowledges the potential benefits of a company's inclusion of directors who are "independent" from management, MFS generally opposes shareholder proposals that would require that a majority (or a "super-majority") of a company's board be comprised of "independent" directors. Such proposals could inappropriately reduce a company's ability to engage in certain types of transactions, could result in the exclusion of talented directors who are not deemed "independent", or could result in the unnecessary addition of additional "independent" directors to a company's board. However, in view of the special role and responsibilities of various committees of a board of directors, MFS supports proposals that would require that the Audit, Nominating and Compensation Committees be comprised entirely of directors who are deemed "independent" of the company.

    INDEPENDENT AUDITORS

    Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of any non-audit services (unless approved in advance by the full board) whereas other proposals would cap non-audit fees so that such fees do not exceed a certain percentage of the audit fees. MFS supports such shareholder proposals that would cap non-audit fees at an amount deemed to be not excessive.

    BEST PRACTICES STANDARDS

    Best practices standards are rapidly evolving in the corporate governance areas as a result of recent corporate failures, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these changes. However, many issuers are not publicly registered, are not subject to these enhanced listing standards or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that -- within the circumstances of the environment within which the issuers operate -- the proposal is consistent with the best long-term economic interests of our clients.

    FOREIGN ISSUERS - SHARE BLOCKING

    In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with these policies and procedures.

    SOCIAL ISSUES

    There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to report on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

    The laws of various states may regulate how the interests of certain clients subject to those laws are voted. For example, the General Laws of The Commonwealth of Massachusetts prohibit the investment of state funds, including retirement system assets, in the following types of investments:
    (i) financial institutions which directly or through any subsidiary have outstanding loans to any individual or corporation engaged in manufacturing, distribution or sale of firearms, munitions, rubber or plastic bullets, tear gas, armored vehicles or military aircraft for use or deployment in any activity in Northern Ireland; or (ii) any stocks, securities or obligations of any company so engaged.

    Because of these statutory restrictions, it is necessary when voting proxies for securities held in Massachusetts public pension accounts to support the purpose of this legislation. Thus, on issues relating to these or similar state law questions, it may be necessary to cast ballots differently for these portfolios than MFS might normally do for other accounts.

    B. ADMINISTRATIVE PROCEDURES

    1. MFS PROXY REVIEW GROUP

    The administration of these policies and procedures is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS' Proxy Consultant. The MFS Proxy Review Group:

        a. Reviews these policies and procedures at least annually and recommends any amendments considered to be necessary or advisable;

        b. Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these guidelines and (ii) votes not clearly governed by these guidelines; and

        c. Considers special proxy issues as they may arise from time to time.

    The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

    2. POTENTIAL CONFLICTS OF INTEREST

    The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these responsibilities.

    In cases where proxies are voted in accordance with these policies and guidelines, no conflict of interest will be deemed to exist. In cases where
    (i) MFS is considering overriding these policies and guidelines, or (ii) matters presented for vote are not clearly governed by these policies and guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

        a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

        b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

        c. If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

        d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests.

    The MFS Proxy Review Group is responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated as necessary, but no less frequently than quarterly.

    3. GATHERING PROXIES

    Nearly all proxies received by MFS originate at Automatic Data Processing Corp. ("ADP"). ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. Each client's custodian is responsible for forwarding all proxy solicitation materials to MFS (except in the case of certain institutional clients for which MFS does not vote proxies). This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, and proxy statements, the issuer's explanation of the items to be voted upon.

    MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS' Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group and most proxies can be voted electronically. In addition to receiving the hard copies of materials relating to meetings of shareholders of issuers whose securities are held by the Funds and/or clients, the ballots and proxy statements can be printed from the Proxy Administrator's system and forwarded for review.

    4. ANALYZING PROXIES

    After input into the Proxy Administrator system, proxies which are deemed to be completely routine (e.g., those involving only uncontested elections of directors, appointments of auditors, and/or employee stock purchase plans)(1) are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. Proxies that pertain only to merger and acquisition proposals are forwarded initially to an appropriate MFS portfolio manager or research analyst for his or her recommendation. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.(2)

    ----------
    (1) Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, there is an expanded list of items that are deemed routine (and therefore automatically voted in favor) for foreign issuers, including the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) the discharge of management and supervisory boards; and
        (v) approval of share repurchase programs.

    (2) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group will determine the vote in what MFS believes to be the best long-term economic interests of its clients.

    Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies summarized under "Voting Guidelines," and all other relevant materials. His or her recommendation as to how each proxy proposal should be voted is indicated on copies of proxy cards, including his or her rationale on significant items. These cards are then forwarded to the MFS Proxy Review Group.

    As a general matter, portfolio managers and investment analysts are consulted and involved in developing MFS' substantive proxy voting guidelines, but have little or no involvement in or knowledge of proxy proposals or voting positions taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize or remove the potential that proxy solicitors, issuers, and third parties might attempt to exert influence on the vote or might create a conflict of interest that is not in what MFS believes to be the best long-term economic interests of our clients. In limited, specific instances (e.g., mergers), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. The MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

    As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be examined, explained and reported in accordance with the procedures set forth in these policies.

    5. VOTING PROXIES

    After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

    C. MONITORING SYSTEM

    It is the responsibility of the Proxy Administrator and MFS' Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

    When the Proxy Administrator's system "tickler" shows that the date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

    D. RECORDS RETENTION

    MFS will retain copies of these policies and procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for a period of six years. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained for six years.

    E. REPORTS

    MFS FUNDS

    Periodically, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a listing of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

    ALL MFS ADVISORY CLIENTS

    At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

    Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.


    ----------

INVESTMENT ADVISER
MFS Investment Management(R)
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIANS
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110


JP Morgan Chase Bank
One Chase Manhattan Plaza
New York, NY 10081


DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
2 Avenue de Lafayette, Boston, MA 02111-1738
Toll free: (800) 225-2606

MAILING ADDRESS:
P.O. Box 2281, Boston, MA 02107-9906

[logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street, Boston, MA 02116


                                                            MFS-PART2-SAI-1/04

                              MFS SERIES TRUST VII

                       MFS(R) Capital Opportunities Fund

                                     PART C

ITEM 23. EXHIBITS:


               1 (a) Amended and Restated Declaration of Trust, dated
                     August 12, 2003. (20)

                 (b) Amendment, dated August 15, 2003, to the Declaration of
                     Trust - Redesignation of Class R Shares as Class R1 Shares for MFS Capital Opportunities Fund and Designation of New Class R2 Shares for MFS Capital Opportunities Fund. (20)

               2 Master Amended and Restated By-Laws, dated January 1, 2002, as revised January 15, 2004. (21)


               3 Form of Share Certificate representing ownership of the Registrant's Classes of Shares. (6)

               4 Investment Advisory Agreement for the Trust, dated January 1, 2002. (15)

               5 (a) Distribution Agreement dated January 1, 1995. (3)

                 (b) Dealer Agreement between MFS Fund Distributors, Inc.
                     ("MFD") and a dealer, and the Mutual Fund Agreement between MFD and a bank, effective April 6, 2001. (9)

               6 (a) Retirement Plan for Non-Interested Person Trustees, as
                     amended and restated February 17, 1999. (2)

                 (b) Amendment to Retirement Plan, dated July 1, 2002. (18)

                 (c) Retirement Benefit Deferral Plan, dated July 1, 2002. (18)

               7 (a) Master Custodian Contract between Registrant and State
                     Street Bank and Trust Company, dated July 2, 2001. (7)

                 (b) Global Custody Agreement between the Trust and Chase
                     Manhattan Bank, dated July 2, 2001. (7)

                 (c) Exhibit A, revised July 16, 2003 to the Master Custodian
                     Contract and the Global Custody Agreement. (13)

                 (d) Amendment No. 2, dated May 2, 2003, to the Master
                     Custodian Agreement with State Street Bank and Trust Company. (17)

               8 (a) Shareholder Servicing Agent Agreement between
                     Registrant and Massachusetts Financial Service Center, dated August 1, 1985. (4)


                 (b) Amendment to Shareholder Servicing Agent Agreement dated
                     April 1, 2003. (20)


                 (c) Exchange Privilege Agreement dated September 1, 1993, as amended and restated through and including July 30, 1997.
                     (12)

                 (d) Dividend Disbursing Agency Agreement dated February 1,
                     1986. (1)

                 (e) Master Administrative Services Agreement dated March 1,
                     1997, as amended and restated April 1, 1999. (11)

                 (f) Exhibit A, as revised September 18, 2002, to the Amended and Restated Master Administrative Services Agreement.
                     (16)

                 (g) Master 529 Administrative Services Agreement, dated August
                     1, 2002. (19)

                 (h) Addendum, dated October 16, 2002, to the Master 529
                     Administrative Services Agreement. (19)

                 (i) Master Class R2 Administrative Services Agreement, dated
                     August 15, 2003. (17)

               9 (a) Opinion and Consent of Counsel, dated March 18, 1998.
                     (12)


                 (b) Legal Opinion Consent dated March 25, 2004; filed
                     herewith.


              10 Consent of Deloitte & Touche LLP - MFS Capital Opportunities Fund; filed herewith.

              11     Not Applicable.

              12     Not Applicable.


              13 Master Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, effective January 1, 1997 as amended and restated April 1, 2004. (22)


              14     Not Applicable.

              15 Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940, as amended and restated August 15, 2003. (17)

              16 Code of Ethics for the fund pursuant to Rule 17j-1 under the Investment Company Act of 1940. (14)


                     Power-of Attorney, dated January 1, 2002.  (15)
                     Power of Attorney, dated August 1, 2002.  (18)
                     Power of Attorney, dated January 27, 2004.  (21)
                     Power of Attorney, dated February 12, 2004.  (21)
                     Power of Attorney, dated February 24, 2004 (Manning). (21) Power of Attorney, dated February 24, 2004 (Pozen). (21)


-------------------
 (1) Incorporated by reference to MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on July 28, 1995.
 (2) Incorporated by reference to MFS Growth Opportunities Fund (File Nos. 2-36431 and 811-2032) Post-Effective Amendment No. 39 filed with the SEC via EDGAR on February 26, 1999.
 (3) Incorporated by reference to Registrant's Post-Effective Amendment No. 19 filed with the SEC via EDGAR on March 30, 1995.
 (4) Incorporated by reference to Registrant's Post-Effective Amendment No. 20 filed with the SEC via EDGAR on December 31, 1995.
 (5) Incorporated by reference to MFS Series Trust V (File Nos. 2-38613 and 811-2031) Post-Effective Amendment No. 51 filed with the SEC via EDGAR on January 28, 2002.
 (6) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 25 filed with the SEC via EDGAR on August 27, 1996.
 (7) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 34 filed with the SEC via EDGAR on July 30, 2001.
 (8) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 42 filed with the SEC via EDGAR on August 28, 2001.
 (9) Incorporated by reference to MFS Growth Opportunities Fund (File Nos. 2-36431 and 811-2032) Post-Effective Amendment No. 41 filed with the SEC via EDGAR on April 30, 2001.
(10) Incorporated by reference to MFS Series Trust VI (File No. 333-105502) Post-Effective Amendment No. 1 to Form N-14 filed with the SEC via EDGAR on May 23, 2003.
(11) Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on March 31, 1999.
(12) Incorporated by reference to Registrant's Post-Effective Amendment No. 26 filed with the SEC via EDGAR on March 30, 1998.
(13) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 42 filed with the SEC via EDGAR on October 30, 2003.
(14) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 40 filed with the SEC via EDGAR on August 28, 2000.
(15) Incorporated by reference to Registrant's Post-Effective Amendment No. 30 as filed with the SEC via EDGAR on March 28, 2002.
(16) Incorporated by reference to MFS Series Trust VI (File Nos. 33-34502 and 811-6102) Post-Effective Amendment No. 18 filed with the SEC via EDGAR on December 23, 2002.
(17) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 46 filed with the SEC via EDGAR on September 26, 2003.
(18) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 44 filed with the SEC via EDGAR on August 1, 2002.
(19) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 43 filed with the SEC via EDGAR on November 27, 2002.

(20) Incorporated by reference to Registrant's Post-Effective Amendment No. 34 filed with the SEC via EDGAR on October 30, 2003.
(21) Incorporated by reference to MFS Series Trust VI (File Nos. 33-34502 and 811-6102) Post-Effective Amendment No. 21 filed with the SEC via EDGAR on February 27, 2004.
(22) Incorporated by reference to MFS Series Trust VIII (File Nos. 33-37972 and 811-5262) Post-Effective Amendment No. 23 filed with the SEC via EDGAR on February 27, 2004.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

         Not Applicable.

ITEM 25. INDEMNIFICATION


         Reference is hereby made to (a) Article V of Registrant's Amended and Restated Declaration of Trust dated August 12, 2003, incorporated by reference to Registrant's Post-Effective Amendment No. 34 filed with the SEC via EDGAR on October 30, 2003 and (b) Section 9 of the Shareholder Servicing Agent Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 20 filed with the SEC via EDGAR on December 31, 1995.


         The Trustees and officers of the Registrant and the personnel of the Registrant's Investment adviser and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


         MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds (except the Vertex Funds mentioned below):
MASSACHUSETTS INVESTORS TRUST; MASSACHUSETTS INVESTORS GROWTH STOCK FUND; MFS GROWTH OPPORTUNITIES FUND; MFS GOVERNMENT SECURITIES FUND; MFS GOVERNMENT LIMITED MATURITY FUND; MFS SERIES TRUST I (which has 10 series: MFS Managed Sectors Fund, MFS Cash Reserve Fund, Strategic Growth Fund, MFS Research Growth and Income Fund, MFS Core Growth Fund, MFS Value Fund, MFS New Discovery Fund, MFS Technology Fund, MFS Research International Fund and MFS Japan Equity
Fund); MFS SERIES TRUST II (which has two series: MFS Emerging Growth Fund and MFS Large Cap Growth Fund); MFS SERIES TRUST III (which has three series: MFS High Income Fund, MFS Municipal High Income Fund and MFS High Yield Opportunities Fund); MFS SERIES TRUST IV (which has four series: MFS Money Market Fund, MFS Government Money Market Fund, MFS Municipal Bond Fund and MFS Mid Cap Growth Fund); MFS SERIES TRUST V (which has five series: MFS Total Return Fund, MFS Research Fund, MFS International New Discovery Fund, MFS International Strategic Growth Fund and MFS International Strategic Value
Fund); MFS SERIES TRUST VI (which has three series: MFS Global Total Return Fund, MFS Utilities Fund and MFS Global Equity Fund); MFS SERIES TRUST VII (which has one series: MFS Capital Opportunities Fund); MFS SERIES TRUST VIII (which has three series: MFS Strategic Income Fund, MFS Global Growth Fund and MFS Tax Managed Equity Fund); MFS SERIES TRUST IX (which has eight series: MFS Bond Fund, MFS Limited Maturity Fund, MFS Municipal Limited Maturity Fund, MFS Research Bond Fund, MFS Research Bond Fund J, MFS Intermediate Investment Grade Bond Fund, MFS Emerging Opportunities Fund and MFS Inflation-Adjusted Bond Fund; MFS SERIES TRUST X (which has 16 series: MFS Government Mortgage Fund, MFS Emerging Markets Equity Fund, MFS International Growth Fund, MFS International Value Fund, MFS Strategic Value Fund, MFS Emerging Markets Debt Fund, MFS European Equity Fund, MFS New Endeavor Fund, MFS Fundamental Growth Fund, MFS Gemini U.K. Fund, MFS Global Value Fund, MFS International Core Equity Fund, MFS Conservative Allocation Fund, MFS Moderate Allocation Fund, MFS Growth Allocation Fund and MFS Aggressive Growth Allocation Fund); MFS SERIES TRUST XI (which has two series: MFS Union Standard Equity Fund and MFS Mid Cap Value Fund); and MFS MUNICIPAL SERIES TRUST (which has 16 series: MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, MFS West Virginia Municipal Bond Fund and MFS Municipal Income Fund (the "MFS Funds"). The principal business address of each of the MFS Funds is 500 Boylston Street, Boston, Massachusetts, 02116.

         MFS also serves as investment adviser of the following open-end Funds:
MFS Institutional Trust ("MFSIT") (which has 9 series) and MFS Variable Insurance Trust ("MVI") (which has 15 series). The principal business address of each of the aforementioned funds is 500 Boylston Street, Boston, Massachusetts, 02116.

         In addition, MFS serves as investment adviser to the following closed-end funds: MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust and MFS Special Value Trust (the "MFS Closed-End Funds"). The principal business address of each of the MFS Closed-End Funds is 500 Boylston Street, Boston, Massachusetts, 02116.

         Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust ("MFS/SL") (which has 29 series), Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, Global Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account (collectively, the "Accounts"). The principal business address of MFS/SL is 500 Boylston Street, Boston, Massachusetts, 02116. The principal business address of each of the aforementioned Accounts is One Sun Life Executive Park, Wellesley Hills, Massachusetts, 02181.

         The Directors of MFS are Robert J. Manning, William W. Scott, Martin
E. Beaulieu, Richard D. Schmalensee, Donald A. Stewart, C. James Prieur, William W. Stinson and James C. Baillie. Robert C. Pozen is the Chairman, Mr. Manning is Chief Executive Officer, Chief Investment Officer and President, Mr. Scott is Vice Chairman, Mr. Beaulieu is Executive Vice President and the Director of Global Distribution, Maria D. Dwyer is Executive Vice President and Chief Regulatory Officer, Robert T. Burns is a Senior Vice President, Associate General Counsel and Secretary, Robin A. Stelmach is a Senior Vice President and Chief Operating Officer; Michael W. Roberge is a Senior Vice President, Chief Fixed Income Officer and Director of Fixed Income Research, Robert J. Whelan is a Senior Vice President and Chief Financial Officer, Thomas B. Hastings is a Senior Vice President and Treasurer and Joseph E. Lynch is the Assistant Treasurer.

         MASSACHUSETTS INVESTORS TRUST
         MASSACHUSETTS INVESTORS GROWTH STOCK FUND
         MFS GROWTH OPPORTUNITIES FUND
         MFS GOVERNMENT SECURITIES FUND
         MFS GOVERNMENT LIMITED MATURITY FUND
         MFS SERIES TRUST I
         MFS SERIES TRUST II
         MFS SERIES TRUST III
         MFS SERIES TRUST IV
         MFS SERIES TRUST V
         MFS SERIES TRUST VI
         MFS SERIES TRUST VII
         MFS SERIES TRUST VIII
         MFS SERIES TRUST IX
         MFS SERIES TRUST X
         MFS SERIES TRUST XI
         MFS MUNICIPAL SERIES TRUST
         MFS VARIABLE INSURANCE TRUST
         MFS INSTITUTIONAL TRUST
         MFS MUNICIPAL INCOME TRUST
         MFS MULTIMARKET INCOME TRUST
         MFS GOVERNMENT MARKETS INCOME TRUST
         MFS INTERMEDIATE INCOME TRUST
         MFS CHARTER INCOME TRUST
         MFS SPECIAL VALUE TRUST

         J. Atwood Ives and Ward Smith are Co-Chairs, Robert J. Manning is President, Richard M. Hisey, a Senior Vice President of MFS, is Treasurer, James O. Yost, Ellen M. Moynihan, Stephanie A. DeSisto and Robert R. Flaherty, Vice Presidents of MFS, are the Assistant Treasurers, James R. Bordewick, Jr., Senior Vice President and Associate General Counsel of MFS, is the Assistant Secretary and Assistant Clerk.

         MFS/SUN LIFE SERIES TRUST

         J. Kermit Birchfield is Chairman, Robert J. Manning is President, Richard M. Hisey is the Treasurer, James O. Yost, Ellen M. Moynihan, Stephanie
A. DeSisto and Robert R. Flaherty are the Assistant Treasurers, James R. Bordewick, Jr., is the Assistant Secretary and Assistant Clerk.

         MONEY MARKET VARIABLE ACCOUNT
         HIGH YIELD VARIABLE ACCOUNT
         CAPITAL APPRECIATION VARIABLE ACCOUNT
         GOVERNMENT SECURITIES VARIABLE ACCOUNT
         TOTAL RETURN VARIABLE ACCOUNT
         GLOBAL GOVERNMENTS VARIABLE ACCOUNT
         MANAGED SECTORS VARIABLE ACCOUNT

         J. Kermit Birchfield is Chairman, Robert J. Manning is President and a Director, Richard M. Hisey is Treasurer, Jim Yost, Ellen M. Moynihan, Stephanie
A. DeSisto and Robert R. Flaherty are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

         MIL FUNDS
         MFS MERIDIAN FUNDS

         Jeffrey L. Shames is Chairman and a Director, Peter D. Laird is President and a Director, J. Kermit Birchfield is a Director, Richard M. Hisey is Treasurer, James O. Yost, Ellen M. Moynihan, Stephanie A. DeSisto and Robert
R. Flaherty are the Assistant Treasurers, and James R. Bordewick, Jr. is the Assistant Secretary.

         MFS INTERNATIONAL LTD. ("MIL BERMUDA"), a limited liability company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Canon's Court, 22 Victoria Street, Hamilton HM 12 Bermuda, serves as investment adviser to and distributor for MFS American Funds, known as the MFS Funds, SICAV after January 1999 (which has 14 portfolios): Emerging Markets Debt Fund, European Bond Fund, European Equity Fund, European Growth Fund, European High Yield Bond Fund, European Smaller Companies Fund, European Value Fund, Global Equity Fund, U.S. Dollar Reserve Fund, U.S. Emerging Growth Fund, U.S. High Yield Bond Fund, U.S. Research Fund, U.S. Strategic Growth Fund and Value Fund (the "MIL Funds"). The MIL Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the MIL Funds is 47, Boulevard Royal, L-2449 Luxembourg. MIL also serves as investment adviser to and distributor for MFS Meridian Asian Dynasty Fund, MFS Meridian Emerging Markets Debt Fund, MFS Meridian European Equity Fund, MFS Meridian Global Balanced Fund, MFS Meridian Global Equity Fund, MFS Meridian Global Growth Fund, MFS Meridian Limited Maturity Fund, MFS Meridian Money Market Fund, MFS Meridian Research Bond Fund, MFS Meridian Research International Fund, MFS Meridian Strategic Growth Fund, MFS Meridian Strategic Income Fund, MFS Meridian Technology Fund, MFS Meridian U.S. Emerging Growth Fund, MFS Meridian U.S. Equity Fund, MFS Meridian U.S. Government Bond Fund, MFS Meridian U.S. High Yield Fund, MFS Meridian U.S. Research Fund and MFS Meridian Value Fund (collectively the "MFS Meridian Funds"). Each of the MFS Meridian Funds is organized as an exempt company under the laws of the Cayman Islands. The principal business address of each of the MFS Meridian Funds is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

         Robert J. Manning is a Director, Peter Laird is a Director and President, Peter Bubenzner is a Director, Judith Collis is a Director, Robert Whelan is the Treasurer, Robert T. Burns is the Assistant Secretary and Thomas
B. Hastings is the Assistant Treasurer. Mark C. Rogers is Senior Vice President and Managing Director - Retail and Ira S. Krolick is Senior Vice President.

         MFS INTERNATIONAL (U.K.) LTD. ("MIL-UK"), a private limited company registered with the Registrar of Companies for England and Wales whose current address is Eversheds, Senator House, 85 Queen Victoria Street, London, England EC4V 4JL, is involved primarily in marketing and investment research activities with respect to private clients and the MIL Funds and the MFS Meridian Funds.

         Robert J. Manning and Peter D. Laird are the Directors. Mr. Laird is the President, Robert Whelan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is Secretary.

         MFS INTERNATIONAL S.C. LTDA ("MIL BRAZIL"), a private commercial limited liability quota company organized under the laws of Brazil whose current address is Al Campinas, 1070, 7 andar, Sala 15, Sao Paulo, Sao Paulo, Brazil, is primarily involved in providing market development services to increment the use of MFS products and services in Brazil as well as being a distributor of the MFS Meridian Funds.

         Robert J. Manning and Peter D. Laird are Advisory Board Members. Mr. Manning is also the President. Jose Noguerol is General Manager and Regional Vice President, Robert J. Whelan is Treasurer and Thomas B. Hastings is Assistant Treasurer.

         MFS INSTITUTIONAL ADVISORS (AUSTRALIA) LTD. ("MFSI-AUSTRALIA"), a private limited company organized under the Corporations Law of New South Wales, Australia whose current address is Level 27, Australia Square, 264 George Street, Sydney, NSW2000, Australia, is involved primarily in investment management and distribution of Australian superannuation unit trusts and acts as an investment adviser to institutional accounts.

         Graham E. Lenzner is the Chairman, Loretta Lenzner, Robert J. Manning and Sheldon Rivers are Directors, Robert Whelan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, and Robert T. Burns is the Assistant Secretary.

         MFS FUND DISTRIBUTORS, INC. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI and MFSIT.

         Robert J. Manning is the Chairman, Martin E. Beaulieu is a Director and the President, Robert T. Burns is the Assistant Secretary, Michael J. Londergan is the Treasurer and Thomas B. Hastings is the Assistant Treasurer, James Jessee is Senior Vice President - Dealer Relations, Sharon A. Brovelli is Senior Vice President and Director of Administration/Operations, Paul F. Fichera is Senior Vice President and Director of Product Development, William
H. Finnegan is Senior Vice President and Director of Market Development, Michael D. Fitzgerald is Senior Vice President - Bank Marketing Group, Joseph
A. Kosciuszek is Senior Vice President - Support Services MFSI/International, Larry I. Milder is Senior Vice President - FIAD Sales, Thomas A. Jessee is Senior Vice President - Broker/Dealer Sales, Bill C. Taylor is Senior Vice President and Director of PPS, Susan G. Fowler is Senior Vice President - Fulfillment/PPS and Brendan K. Nolan is Senior Vice President.

         MFS SERVICE CENTER, INC. ("MFSC"), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT and MVI.

         Robert J. Manning is the Chairman. Janet A. Clifford is a Director. Ms. Clifford is also the President, Robert Whelan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, and Robert T. Burns is the Assistant Secretary, Robert W. Green is Senior Vice President - Dealer Services, Gloria
E. Schmid is Senior Vice President - Operations and Robert A. Steeves is Senior Vice President - Communications Teleservices, Peter W. Noll is Senior Vice President & Chief Information Officer and Anne M. Petruff and David G. Rainville are Senior Vice Presidents.

         MFS INSTITUTIONAL ADVISORS, INC. ("MFSI"), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.

         Robert J. Manning is Chairman and Chief Investment Officer, Martin E. Beaulieu is a Director, Lisa M. Jones is Head of Institutional and Executive Vice President, Robert Whelan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Secretary, Ray P. Dutcher is Senior Vice President - Global Client Services, Fletcher B. Coleman III is Senior Vice President and Managing Director of Insurance Services Group, Robert
W. Gandre is Senior Vice President and Director of Middle East, Asia & Latin America and Karen C. Jordan and Terence M. Welch are Senior Vice Presidents.

         MFS RETIREMENT SERVICES, INC. ("RSI"), a wholly owned subsidiary of MFS, markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.

         Robert J. Manning is the Chairman, Martin E. Beaulieu is the Director, Carol W. Geremia is the President, Robert Whelan is the Treasurer, Eric G. Burns is Director of ERISA Compliance, Thomas B. Hastings is the Assistant Treasurer, Robert T. Burns is the Assistant Secretary, Eric G. Burns is Senior Vice President and Director of Business Practices and Strategies, Katharine Burridge is Senior Vice President - Qualified Plans, Director of Qualified Plans, Matthew D. Gannon is Senior Vice President - Retail Marketing, Director of RSI Marketing, William F. Shaw is Senior Vice President - Marketing and George C. Sutherland is Senior Vice President - Sales.

         MFS INVESTMENT MANAGEMENT K.K. ("MIMKK"), a wholly owned subsidiary of MFS, is a corporation incorporated in Japan. MIMKK, whose address is Kamiyacho-Mori Building, 3-20, Tranomon 4-chome, Minato-ku, Tokyo, Japan, is involved in investment management activities.

         Robert J. Manning, Peter D. Laird and Lisa M. Jones are Directors, Ira
S. Krolick is a Director and Chief Operating Officer, Takafumi Ishii is a Director and Representative Director, and Robert J. Whelan and Thomas B. Hastings are Statutory Auditors.

         MFS HERITAGE TRUST COMPANY ("MFS TRUST"), a New Hampshire-chartered limited-purpose trust company whose current address is 650 Elm Street, Suite 404, Manchester, NH 03101, provides directed trustee services to retirement plans.

         Eric G. Burns, Paul F. Fichera, Janet A. Clifford, Martin E. Beaulieu, Carol W. Geremia and Joseph A. Kosciuszek are Directors. Mr. Burns is the President, Robert J. Whelan is the Treasurer, Thomas B. Hastings is Assistant Treasurer, Robert T. Burns is the Clerk and Mark Kaplan is Trust Officer.

         MFS JAPAN HOLDINGS, LLC, a private limited liability company organized under the laws of Delaware whose address is 500 Boylston Street, Boston, MA 02116, is primarily a holding company and is 50% owned by Massachusetts Financial Services Company and 50% owned by Sun Life Financial (Japan), Inc.

         Robert J. Manning, Douglas C. Henck, Peter D. Laird and Donald A. Stewart are Directors, Robert J. Whelan is Treasurer and Thomas B. Hastings is Assistant Treasurer.

         SUN LIFE OF CANADA (U.S.) FINANCIAL SERVICES HOLDINGS, INC., a company incorporated under the laws of Delaware whose address is 500 Boylston Street, Boston, Massachusetts 02116, is the direct parent company of Massachusetts Financial Services Company.

         Robert J. Manning is Chairman, Eric G. Burns, Donald A. Stewart and C. James Prieur are Directors, Robert Whelan is the Treasurer, Joseph Lynch is the Assistant Treasurer, Robert T. Burns is Secretary and Mitchell C. Freestone is the Assistant Secretary.

         MFS INVESTMENT MANAGEMENT (LUX) S.A., a joint stock company organized under the laws of Luxembourg whose registered office is 49, Avenue J.F. Kennedy, L-1855, Kirchberg, Luxembourg, is the management company of the MFS Investment Funds, which has 2 portfolios: MFS Funds-Global Equity Ex-Japan Fund and MFS Funds-Bond Fund.

         Robert J. Manning and Martin E. Beaulieu are Directors, Robert J. Whelan is Treasurer and Thomas B. Hastings is Assistant Treasurer.

         MFS/SUN LIFE FINANCIAL DISTRIBUTORS, INC., a Delaware broker dealer jointly owned by MFS and Sun Life of Canada (U.S.) Financial Services Holdings, Inc., whose address is 131 Oliver Street, Boston, Massachusetts 02110, is a distributor of variable annuity products.

         Martin E. Beaulieu and Robert C. Salipante are the Directors, Thomas Seitz is President, Ellen B. King is Secretary and Amy E. Mihaich is Assistant Secretary.

         In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:

         Donald A. Stewart           Chief Executive Officer, Sun Life Assurance
                                     Company of Canada, Sun Life Centre, 150
                                     King Street West, Toronto, Ontario, Canada
                                     (Mr. Stewart is also an officer and/or
                                     Director of various subsidiaries and
                                     affiliates of Sun Life)

         C. James Prieur             President and a Director, Sun Life
                                     Assurance Company of Canada, Sun Life
                                     Centre, 150 King Street West, Toronto,
                                     Ontario, Canada (Mr. Prieur is also an
                                     officer and/or Director of various
                                     subsidiaries and affiliates of Sun Life)

         William W. Stinson          Non-Executive Chairman, Sun Life Financial
                                     and Sun Life Assurance Company of Canada,
                                     Sun Life Centre, 150 King Street West,
                                     Toronto, Ontario, Canada; Chairman,
                                     Westshore Terminals Income Fund,
                                     Vancouver, British Columbia; Director,
                                     Grant Forest Products Inc., Ontario,
                                     Canada and Trustee, Fording Canadian Coal
                                     Trust, Calgary, Alberta

         James C. Baillie            Counsel, Torys, Ontario, Canada; Chair,
                                     Independent Electricity Market Operator,
                                     Ontario, Canada; Chair, Corel Corporation,
                                     Ontario, Canada; Director, Sun Life
                                     Financial, Ontario Canada; Director, FPI
                                     Ltd., Newfoundland, Canada


ITEM 27. DISTRIBUTORS

         (a) Reference is hereby made to Item 26 above.

         (b) Reference is hereby made to Item 26 above; the principal business address of each of these persons is 500 Boylston Street, Boston, Massachusetts 02116.

         (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

         The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

                      NAME                                  ADDRESS
                      ----                                  -------

         Massachusetts Financial Services             500 Boylston Street
          Company (investment adviser)                Boston, Mass. 02116

         MFS Fund Distributors, Inc.                  500 Boylston Street
          (principal underwriter)                     Boston, Mass. 02116

         State Street Bank and Trust                  State Street South
          Company (custodian)                         5 - West
                                                      North Quincy, Mass. 02171

         MFS Service Center, Inc.                     2 Avenue de Lafayette
          (transfer agent)                            Boston, Mass. 021111-1738


         JP Morgan Chase                              270 Park Avenue
          Bank (custodian)                            New York, NY  10017


ITEM 29. MANAGEMENT SERVICES

         Not Applicable.

ITEM 30. UNDERTAKINGS

         Not Applicable.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 25th day of March, 2004.

                                       MFS SERIES TRUST VII

                                       By:    ROBERT J. MANNING*
                                              ---------------------------------
                                       Name:  Robert J. Manning
                                       Title: President

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on March 25, 2004.

          SIGNATURE                               TITLE
                                       President (Principal Executive Officer)
ROBERT J. MANNING*                     and Trustee
------------------------------
Robert J. Manning

                                       Principal Financial Officer and
RICHARD M. HISEY*                      Accounting Officer
------------------------------
Richard M. Hisey


LAWRENCE H. COHN*                      Trustee
------------------------------
Lawrence H. Cohn


DAVID H. GUNNING*                      Trustee
------------------------------
David H. Gunning


WILLIAM R. GUTOW*                      Trustee
------------------------------
William R. Gutow


J. ATWOOD IVES*                        Trustee
------------------------------
J. Atwood Ives


AMY B. LANE*                           Trustee
------------------------------
Amy B. Lane


LAWRENCE T. PERERA*                    Trustee
------------------------------
Lawrence T. Perera


WILLIAM J. POORVU*                     Trustee
------------------------------
William J. Poorvu


ROBERT C. POZEN*                       Trustee
------------------------------
Robert C. Pozen


J. DALE SHERRATT*                      Trustee
------------------------------
J. Dale Sherratt


ELAINE R. SMITH*                       Trustee
------------------------------
Elaine R. Smith


WARD SMITH*                            Trustee
------------------------------
Ward Smith

                                       *By:  JAMES R. BORDEWICK, JR.
                                             ----------------------------------
                                       Name: James R. Bordewick, Jr.
                                             as Attorney-in-fact

                                       Executed by James R. Bordewick, Jr. on
                                       behalf of those indicated pursuant to a
                                       Power of Attorney, dated January 1,
                                       2002, incorporated by reference to
                                       Post-Effective Amendment No. 30 filed
                                       with the Securities and Exchange
                                       Commission via EDGAR on March 28, 2002,
                                       a Power of Attorney dated August 1,
                                       2002, incorporated by reference to MFS
                                       Series Trust IX (File Nos. 2-50409 and
                                       811-2464) Post-Effective Amendment No.
                                       44 filed with the Securities and
                                       Exchange Commission via EDGAR on August
                                       1, 2002, a Power of Attorney dated
                                       January 27, 2004, a Power of Attorney,
                                       dated February 12, 2004, and Powers of
                                       Attorney (Manning and Pozen), dated
                                       February 24, 2004 all incorporated by
                                       reference to MFS Series Trust VI (File
                                       Nos. 33-34502 and 811-6102)
                                       Post-Effective Amendment No. 21 filed
                                       with the SEC via EDGAR on February 27,
                                       2004.

                               INDEX TO EXHIBITS

EXHIBIT NO.             DESCRIPTION OF EXHIBIT                         PAGE NO.

    9 (b)     Legal Opinion Consent dated March 25, 2004.

    10        Consent of Deloitte & Touche LLP - MFS Capital
              Opportunities Fund.